                       1933 ACT REGISTRATION NO. 2-97596
                      1940 ACT REGISTRATION NO. 811-4297

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 39
                                     -AND-
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 40

                                 VAN ECK FUNDS
                     (EXACT NAME AND TITLE OF REGISTRANT)

                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIPCODE)

                                 212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREACODE)

          THADDEUS LESZCZYNSKI, ESQ. - VAN ECK ASSOCIATESCORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

              COPY TO: PHILIP NEWMAN, ESQ., GOODWIN PROCTER &HOAR
                       EXCHANGE PLACE, BOSTON, MA. 02109

      ------------------------------------------------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


[_]  TO PARAGRAPH (B), OR                 [_]  PARAGRAPH (B), OR
     IMMEDIATELY UPON FILING PURSUANT            ON _____ PURSUANT TO

[X]  60 DAYS AFTER FILING PURSUANT TO     [_]  ON _____ PURSUANT TO
       PARAGRAPH (A)(1), OR                      PARAGRAPH (A)(1) OF RULE 485

[_]  75 DAYS AFTER FILING PURSUANT TO     [_]  ON _____ PURSUANT TO
       PARAGRAPH (A)(2), OR                      PARAGRAPH (A)(2) OF RULE 485

             ----------------------------------------------------

Registrant has heretofore declared its intention to register an indefinite number of shares of beneficial interest, $.001 par value, of the Gold/Resources Fund, U.S. Government Money Fund, International Investors Gold Fund, Global Income Fund, Asia Dynasty Fund, Global Balanced Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund series, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended (the "Act"). A Rule 24f-2 Notice was filed on or about February 16, 1996 for all series.

                  -------------------------------------------

                                 VAN ECK FUNDS
                             CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501(b) OF REGULATION S-K
                       UNDER THE SECURITIES ACT OF 1933



                                 FORM N-1A

PART A
ITEM NO.                 LOCATION IN PROSPECTUS
--------                 ----------------------


1                        COVER PAGE

2                        N/A

3                        FINANCIAL HIGHLIGHTS

4 INVESTMENT OBJECTIVES AND POLICIES; DESCRIPTION OF THE TRUST; RISK FACTORS; LIMITING INVESTMENT RISK; ADVERTISING

5                        MANAGEMENT

6                        DESCRIPTION OF THE TRUST; TAXES; DIVIDENDS AND
                         DISTRIBUTIONS

7                        HOW TO BUY SHARES OF THE FUNDS; PLAN OF DISTRIBUTION

8                        HOW TO REDEEM SHARES

9                        N/A


PART B                   LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
------                   -----------------------------------------------

10                       COVER PAGE

11                       TABLE OF CONTENTS

12                       N/A

13 INVESTMENT OBJECTIVES AND POLICIES; FOREIGN CURRENCY TRANSACTIONS; OPTIONS TRANSACTIONS; INVESTMENT RESTRICTIONS; RISK FACTORS - FOREIGN SECURITIES; REPURCHASE AGREEMENTS

14                       TRUSTEES AND OFFICERS

15                       N/A

16                       INVESTMENT ADVISORY SERVICES; THE DISTRIBUTOR;
                         ADDITIONAL INFORMATION

17                       PORTFOLIO TRANSACTIONS AND BROKERAGE

18                       GENERAL INFORMATION

19 DETERMINATION OF NET ASSET VALUE; TAX-SHELTERED RETIREMENT PLANS; INVESTMENT PROGRAMS

20                       TAXES

21                       THE DISTRIBUTOR

22                       YIELD AND PERFORMANCE

23                       FINANCIAL STATEMENTS

PROSPECTUS                                                  APRIL  , 1996
                             VAN ECK GLOBAL FUNDS
-------------------------------------------------------------------------------

   The Van Eck Global Funds  consist of separate mutual funds (the "Funds")
       each  of which  has a  specific  investment objective  and is  a separate  series  of  Van  Eck  Funds,  a  Massachusetts
               business  trust. The  Funds are  managed by  Van
                   Eck    Associates    Corporation    (the
                       "Adviser"), 99  Park Avenue, New
                           York, N.Y. 10016
                     . Account Assistance: (800) 544-4653
-------------------------------------------------------------------------------

See "Purchase of Shares--Alternative Purchase Arrangements" on page 29 herein to determine your purchase options for Funds offering two classes of shares.

Global Hard Assets Fund (Class A, Class B and Class C)--seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

Global Balanced Fund (Class A and Class B)--seeks long-term capital appreciation together with current income. Fiduciary International, Inc. ("FII" or "Sub-Adviser") serves as sub-investment adviser to this Fund. The Fund is part of the Van Eck "Global Partnership Series."SM Class B shares are closed to new sales.

ASIA DYNASTY FUND (CLASS A AND CLASS B)--seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asia region. AIG Asset Management, Inc., ("AIGAM" or "Sub-Adviser") serves as sub-investment adviser to this Fund. The Fund is part of the Van Eck "Global Partnership Series."SM Class B shares are closed to new sales.

ASIA INFRASTRUCTURE FUND (CLASS A AND CLASS B)--seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies of the Asia Region. AIGAM serves as sub-investment adviser to this Fund. The Fund is part of the Van Eck "Global Partnership Series." SM

GLOBAL INCOME FUND (CLASS A)--seeks high total return through a flexible policy of investing globally, primarily in debt securities. The Fund emphasizes the current income component of total return.

Investors should be aware that an investment in the Global Hard Assets Fund, Global Balanced Fund, Asia Dynasty Fund and Asia Infrastructure Fund have greater investment risk than many mutual funds. The Funds intend to engage in a number of investment activities including borrowing for investment purposes (i.e., engage in leveraging), investing in countries with emerging securities markets and economies and investing in restricted securities of unseasoned issuers and non-readily marketable securities. These investment activities are considered to be speculative and could result in additional cost and investment risk to the Funds. Consequently, these Funds are not intended to be a complete investment and are intended for those investors who can assume greater risk with respect to a portion of their investment portfolio. Further information on the Funds and these activities is provided under "Risk Factors" on pages 21-28 and investors should read this material carefully.

                               ---------------
Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Prospectus sets forth concisely information about the Funds that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated April , 1996 about the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Transaction Data...........................................................   3
Financial Highlights.......................................................   4
The Funds..................................................................   9
Investment Objectives and Policies.........................................   9
Risk Factors...............................................................  20
Limiting Investment Risks..................................................  27
Purchase of Shares.........................................................  28
Exchange Privilege.........................................................  35
Dividends and Distributions................................................  37
Tax-Sheltered Retirement Plans.............................................  37
Investment Programs........................................................  38
Redemption of Shares.......................................................  38
Management.................................................................  40
Plan of Distribution.......................................................  43
Advertising................................................................  45
Taxes......................................................................  45
Description of the Trusts..................................................  46
Additional Information.....................................................  47

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "How to Buy Shares of the Funds." The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

                                                                                              ASIA
                     GLOBAL             ASIA                      GLOBAL                 INFRASTRUCTURE
                   INCOME FUND      DYNASTY FUND               BALANCED FUND                  FUND
                   ------------  ------------------------    ----------------------    -----------------------
                     CLASS-A      CLASS-A       CLASS-B      CLASS-A      CLASS-B       CLASS-A       CLASS-B
                   ------------  ----------    ----------    ---------    ---------    ----------    ---------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases(as
  a percent of
  offering
  price).........          4.75%       4.75%            0%        4.75%           0%         4.75%
 +Contingent
  Deferred Sales
  or Redemption
  Charge.........             0%          0%          6.0%           0%         5.0%            0%
                          =====        ====          ====         ====         ====          ====
ANNUAL FUND OPERATING
 EXPENSES: (as a percent
 of average net assets)
 Management Fees.           .75%        .75%++        .75%++       .75%++       .75%++        .75%++
 12b-1
  Fees/Shareholder
  Servicing
  Fees*..........           .25%        .50%         1.00%         .50%        1.00%          .50%
 Administration
  Fee............             0%        .25%          .25%         .25%         .25%          .25%
 Other Expenses..           .39%        .35%          .38%        1.09%        1.21%          .56%
                          -----        ----          ----         ----         ----          ----
 Transfer and
  Dividend
  Disbursing.....    .16%         .16%          .16%         .25%         .28%          .15%
 Custodian Fees..    .05%         .14%          .14%         .27%         .30%          .12%
 Other Expenses..    .18%         .05%          .08%         .57%         .63%          .29%
                   -----         ----          ----          ---          ---          ----
 Total Fund
  Operating
  Expenses.......          1.39%       1.85%         2.38%        2.59%        3.21%         2.06%
                          =====        ====          ====         ====         ====          ====
EXAMPLE: You
 would bear the
 following
 expenses on a
 $1,000
 investment
 assuming (1) 5%
 annual return
 and (2)
 redemption at
 the end of each
 time period
  1 year.........      $ 60.98     $ 65.40       $ 84.11      $ 72.47      $ 82.39       $ 67.41
  3 years........      $ 89.41     $102.91       $114.25      $124.22      $128.91       $109.00
  5 years+++.....      $119.94     $142.81       $147.04      $178.50      $187.84       $153.08
 10 years+++.....      $206.43     $254.11       $271.63      $326.06      $351.25       $275.12
                   GLOBAL HARD ASSETS FUND**
                   -------------------------------
                    CLASS A    CLASS B  CLASS C
                   ----------- ------- -----------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases(as
  a percent of
  offering
  price).........        4.75%                  0%
 +Contingent
  Deferred Sales
  or Redemption
  Charge.........           0%               1.00%
                         =====               =====
ANNUAL FUND OPERATING
 EXPENSES: (as a percent
 of average net assets)
 Management Fees.        1.00%               1.00%
 12b-1
  Fees/Shareholder
  Servicing
  Fees*..........         .50%               1.00%
 Administration
  Fee............           0%                  0%
 Other Expenses..         .56%                .58%
                         -----               -----
 Transfer and
  Dividend
  Disbursing.....   .15%                .17%
 Custodian Fees..   .12%                .12%
 Other Expenses..   .29%                .29%
                   -----               -----
 Total Fund
  Operating
  Expenses.......        2.06%               2.58%
                         =====               =====
EXAMPLE: You
 would bear the
 following
 expenses on a
 $1,000
 investment
 assuming (1) 5%
 annual return
 and (2)
 redemption at
 the end of each
 time period
  1 year.........    $ 67.41              $36.11
  3 years........    $109.00              $80.25
  5 years+++.....     --                  --
 10 years+++.....     --                  --

--------
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.

 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 6% during the first year to 0% after the sixth year for Asia Dynasty Fund and Asia Infrastructure Fund and is scaled down from 5% during the first year to 0% after the sixth year for Global Balanced Fund and Global Hard Assets Fund. Redemption Charge on Class C shares of 1% is applied to redemptions during the first year of purchase and is applied to the lesser of purchase price or net asset value at redemption.
++ Inclusive of the sub-investment advisory fee paid by the Adviser.
+++ The 5 and 10 year expenses are not required of those funds in operation for a period of less than 10 months.

Total Fund Operating Expenses are the actual operating expenses, before fee waivers or expense reimbursements, if any, of Global Income Fund-A, Asia Dynasty Fund, Global Balanced Fund, Asia Infrastructure Fund-A, Global Hard Assets Fund-A and Global Hard Assets Fund-C for the period ended December 31, 1995. The Funds' expense ratios have been annualized. Operating expenses for Asia Infrastructure Fund-B and Global Hard Assets Fund-B assume $30,000,000 in net assets and are estimates.

The above examples should not be considered a representation of past or future expenses or investment return. Actual expenses may be greater or less than those shown. Information regarding management fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for Global Income Fund for fiscal years through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended December 31 whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                     GLOBAL INCOME FUND CLASS A
                          --------------------------------------------------------------------------------------
                                     YEAR
                                    ENDED              EIGHT MONTHS
                                 DECEMBER 31,             ENDED               YEAR ENDED APRIL 30,
                          ---------------------------  DECEMBER 31, --------------------------------------------
                            1995     1994      1993        1992       1992     1991     1990     1989     1988
                          -------- --------  --------  ------------ --------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....           $   8.96  $   9.28    $   9.91   $   9.75  $  9.44  $  9.10  $ 10.09  $  9.25
                          -------- --------  --------    --------   --------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment
  Income(d).............               0.55+     0.75        0.51      0.770     0.99    0.953     0.86     0.67
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........              (0.80)    (0.31)      (0.50)     0.460     0.51    0.347    (0.47)    0.53
                          -------- --------  --------    --------   --------  -------  -------  -------  -------
  Total From Investment
   Operations...........              (0.25)     0.44        0.01      1.230     1.50    1.300     0.39     1.20
                          ======== ========  ========    ========   ========  =======  =======  =======  =======
Less Distributions:
 Dividends From Net
  Investment Income(b)..                --      (0.05)      (0.47)    (0.853)   (0.96)  (0.944)   (1.11)   (0.35)
 Distributions From
  Capital Gains.........                --      (0.01)      (0.17)    (0.217)   (0.23)  (0.016)   (0.27)   (0.01)
 Distributions from
  Aggregate Paid in
  Capital...............              (0.56)    (0.70)        --         --       --       --       --       --
                          -------- --------  --------    --------   --------  -------  -------  -------  -------
  Total Distributions...              (0.56)    (0.76)      (0.64)    (1.070)   (1.19)  (0.960)   (1.38)   (0.36)
                          ======== ========  ========    ========   ========  =======  =======  =======  =======
Net Asset Value, End of
 Period.................           $   8.15  $   8.96    $   9.28   $   9.91  $  9.75  $  9.44  $  9.10  $ 10.09
                          ======== ========  ========    ========   ========  =======  =======  =======  =======
------------------------------------------------------------------------------------------------------------------
Total Return(a)(c)......             (2.79%)    4.90%      (0.18%)    13.19%   16.49%   15.00%    4.17%   13.30%
------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........           $137,242  $251,725    $290,961   $187,241  $84,016  $39,592  $36,383   $27,646
Ratio of Expenses to
 Average Net Assets.....              1.39%     1.27%       1.32%**    1.39%    1.61%    1.42%*   0.40%*    0.00%*
Ratio of Net Income to
 Average Net Assets.....              6.55%     8.01%       7.58%**    7.92%   10.00%   10.27%    9.10%     9.20%
Portfolio Turnover Rate.             148.4%    108.6%       44.2%     108.9%   276.1%   289.7%   386.3%    306.0%

--------
 * The expense ratio would have been 1.93%, 1.56% and 1.60% for the years ended April 30, 1988, 1989 and 1990, respectively, if expenses were not assumed by the investment advisor.
** Annualized
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for periods of less than one year are not annualized.
(b) Due to a change in the dividend declaration policy, thirteen monthly dividends were recorded in the fiscal year ended April 30, 1992.
(c) The Adviser waived and/or reimbursed all or a portion of the Fund's fees and expenses for fiscal years ended April 30, 1988, 1989 and 1990. If all or a portion of fees and expenses were not waived or reimbursed, total return would have been 11.37%, 3.01%, and 14.82%, respectively.
(d) The Adviser waived fees and assumed expenses of the Global Income Fund in the amount of $.14, $.11 and $.016 a share for the years ended April 30, 1988, 1989 and 1990, respectively.
(e) Commencement of Operations.
 + Based on average shares outstanding.

See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995.

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                                ASIA DYNASTY FUND
                  ---------------------------------------------------------------------------------------------------------------
                                         CLASS A                                                 CLASS B
                  -----------------------------------------------------  --------------------------------------------------------
                                                       FOR THE PERIOD                                           FOR THE PERIOD
                                                      MARCH 22, 1993(A)                                      SEPTEMBER 1, 1993(A)
                     YEAR ENDED        YEAR ENDED            TO             YEAR ENDED        YEAR ENDED              TO
                  DECEMBER 31, 1995 DECEMBER 31, 1994 DECEMBER 31, 1993  DECEMBER 31, 1995 DECEMBER 31, 1994  DECEMBER 31, 1993
                  ----------------- ----------------- -----------------  ----------------- ----------------- --------------------
Net Asset Value,
 Beginning of Pe-
 riod............                        $ 15.28          $  9.525                              $ 15.25            $ 11.33

                       -------           -------          --------            -------           -------            -------
Income from In-
 vestment Opera-
 tions:
 Net Investment
  Loss...........                            --             (0.062)+                              (0.06)             (0.07)+
 Net Gains (Loss-
  es) on Securi-
  ties (both re-
  alized and
  unrealized)....                          (2.86)            5.887                                (2.86)              4.06
                       -------           -------          --------            -------           -------            -------
Total from In-
 vestment Opera-
 tions...........                          (2.86)            5.825                                (2.92)              3.99
                       -------           -------          --------            -------           -------            -------
Less Distribu-
 tions:
 Dividends in Ex-
  cess of Net
  Investment In-
  come...........                          (0.07)              --                                 (0.02)               --
 Distributions
  from Capital
  Gains..........                          (0.22)           (0.070)                               (0.22)             (0.07)
                                                          --------                                                 -------
                       -------           -------                              -------
Total Distribu-
 tions...........                          (0.29)           (0.070)                               (0.24)             (0.07)
                       -------           -------          --------            -------           -------            -------
Net Asset Value,
 End of Period...                        $ 12.13          $  15.28                              $ 12.09            $ 15.25

                       =======           =======          ========            =======           =======            =======
Total Return (b).                        (18.72%)           61.16% **                           (19.15%)            35.22%

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End
 of Period (000).                       $83,787          $108,661                              $35,024            $26,205
Ratio of Expenses
 to Average Net
 Assets..........                         1.85%             1.92%(c) *                           2.38%              3.04% *
Ratio of Net In-
 vestment Loss to
 Average Net As-
 sets............                          -- %            (0.68%)*                             (0.50%)            (2.17%)*
Portfolio Turn-
 over Rate.......                        51.08%            14.63%                               51.08%             14.63%

-------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for periods of less than one year are not annualized.
(c)The expense ratio for Class A shares would have been 2.09% if expenses were not assumed by the advisor.
 *Annualized.
** The Adviser waived and/or reimbursed all or a portion of Asia Dynasty Fund-
   A's fees and expenses for fiscal year ended December 31, 1993. If all or a portion of fees and expenses were not waived or reimbursed, total return would have been 61.1%.
 + Based on average shares outstanding.

See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995.

                                                                GLOBAL BALANCED FUND
                  -----------------------------------------------------------------------------------------------------------------
                                          CLASS A                                                  CLASS B
                  -------------------------------------------------------- --------------------------------------------------------
                                                         FOR THE PERIOD                                           FOR THE PERIOD
                                                      DECEMBER 20, 1993(A)                                     DECEMBER 20, 1993(A)
                     YEAR ENDED        YEAR ENDED              TO             YEAR ENDED        YEAR ENDED              TO
                  DECEMBER 31, 1995 DECEMBER 31, 1994  DECEMBER 31, 1993   DECEMBER 31, 1995 DECEMBER 31, 1994  DECEMBER 31, 1993
                  ----------------- ----------------- -------------------- ----------------- ----------------- --------------------
Net Asset Value,
 Beginning of
 Period..........                       $   9.53            $  9.53                               $  9.53            $  9.53
                       -------          --------            -------             ------            -------            -------
Income from In-
 vestment
 Operations:
 Net Investment
  Income.........                           0.19 +              --                                   0.11 +              --
 Net Losses on
  Securities both
  (realized and
  unrealized)....                          (0.56)               --                                  (0.57)               --
                       -------          --------            -------             ------            -------            -------
Total from In-
 vestment Opera-
 tions...........                          (0.37)               --                                  (0.46)               --
                       -------          --------            -------             ------            -------            -------
Less Distribu-
 tions:
 Dividends from
  Net Investment
  Income.........                          (0.09)               --                                  (0.05)               --
                       -------          --------            -------             ------            -------            -------
Net Asset Value,
 End of Period...                       $   9.07            $  9.53                               $  9.02            $  9.53
                       =======          ========            =======             ======            =======            =======
Total Return (b).                         (3.90%)                0%                                (4.84%)                0%

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End
 of Period (000).                      $ 13,986            $   562                               $ 5,628               $130
Ratio of Expenses
 to Average Net
 Assets (c)......                         1.06%              0.25% *                               1.88%              1.00% *
Ratio of Net In-
 vestment Income
 (Loss) to Aver-
 age Net Assets..                         1.99%             (0.25%)*                               1.14%             (1.00%)*
Portfolio Turn-
 over Rate.......                       174.76%                 0%                               174.76%                 0%

-------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class B shares would have been 2.59%, 7.76% and 3.21% and 8.51%, respectively if the expenses were not assumed by the Advisor.
 *Annualized.
+Based on average shares outstanding.

See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995.

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                    GLOBAL HARD ASSETS FUND
                          ---------------------------------------------------------------------------
                                         CLASS A                               CLASS C
                          ------------------------------------- -------------------------------------
                                              FOR THE PERIOD                        FOR THE PERIOD
                                            NOVEMBER 2, 1994(A)                   NOVEMBER 2, 1994(A)
                             YEAR ENDED             TO             YEAR ENDED             TO
                          DECEMBER 31, 1995  DECEMBER 31, 1994  DECEMBER 31, 1995  DECEMBER 31, 1994
                          ----------------- ------------------- ----------------- -------------------
Net Asset Value, Begin-
 ning of Period.........                          $  9.53                               $  9.53
                               -------            -------            -------            -------
Income from Investment
 Operations:
 Net Investment Income..                             .010                                  0.01
 Net Losses on Invest-
  ment (both realized
  and unrealized).......                           (0.115)                                (0.12)
                               -------            -------            -------            -------
Total from Investment
 Operations.............                           (0.105)                                (0.11)
                               -------            -------            -------            -------
Less Distributions:
 Dividends from Net
  Investment Income.....                           (0.015)                                 (.01)
                               -------            -------            -------            -------
Net Asset Value, End of
 Period.................                          $  9.41                               $  9.41

                               =======            =======            =======            =======
Total Return (b)........                           (1.10%)                               (1.20%)

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............                          $ 1,419                               $     8
Ratio of Expenses to Av-
 erage Net Assets (c)...                            0.15% *                               0.56% *
Ratio of Net Investment
 Income to Average Net
 Assets.................                            0.84% *                               0.53% *
Portfolio Turnover Rate.                               0%                                    0%

--------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class C shares would have been 3.40% and 39.49%, respectively if the expenses were not assumed by the Advisor.
 *Annualized.

See Notes to Financial Statements set forth in the Fund's Annual Report for the period ended December 31, 1995.

                                                 ASIA INFRASTRUCTURE FUND
                                            -----------------------------------
                                                          CLASS A
                                            -----------------------------------
                                                               FOR THE PERIOD
                                                              AUGUST 3, 1994(A)
                                               YEAR ENDED            TO
                                            DECEMBER 31, 1995 DECEMBER 31, 1994
                                            ----------------- -----------------
Net Asset Value, Beginning of Period.......                        $  9.53

                                                 -------           -------
Income from Investment Operations:
 Net Investment Income.....................                           0.18 +
 Net Losses on Securities (both realized
  and unrealized)..........................                          (2.50)
                                                 -------           -------
Total from Investment Operations...........                          (2.32)
                                                 -------           -------
Dividends from Net Investment Income.......                           (.17)
                                                 -------           -------
Net Asset Value, End of Period.............                        $  7.04
                                                 =======           =======
Total Return (b)...........................                         (24.3%)

-------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)............                        $ 1,038
Ratio of Expenses to Average Net Assets
 (c).......................................                          0.28% *
Ratio of Net Investment Income to Average
 Net Assets................................                          1.78% *
Portfolio Turnover Rate....................                           147%

--------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class C shares would have been 2.71% and 24.29%, respectively if the expenses were not assumed by the Advisor.
 * Annualized.
 + Based on average shares outstanding.

See Notes to Financial Statements set forth in the Fund's Annual Report for the period ended December 31, 1995.

                                   THE FUNDS

Van Eck Global Funds refers to the series of Van Eck Funds (the "Trust") which engage in investing in equity and/or debt securities globally. The Van Eck Global Funds are: Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Income Fund, and Global Hard Assets Fund. The Funds are open-end management investment companies. Each of the Funds is a separate series of Van Eck Funds, a business trust organized under the laws of the Commonwealth of Massachusetts on April 3, 1985. Class A shares of Asia Dynasty Fund, Global Balanced Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Global Income Fund are denoted with the suffix -A (e.g., Global Hard Assets Fund-A), Class B Shares with the suffix -B (e.g. Global Hard Assets Fund-B) and Class C Shares with the suffix -C (e.g., Global Hard Assets Fund-C).

Asia Dynasty Fund is classified as diversified. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Global Hard Assets Fund, Global Income Fund, Asia Infrastructure Fund and Global Balanced Fund are classified as non-diversified. "Non-diversified" as defined in the Investment Company Act of 1940 (the "1940 Act"), means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, to meet federal tax requirements for qualification as a regulated investment company, the Fund, in addition to meeting other qualification requirements, must, in general, limit its investments so that at the close of each quarter of its taxable year (i) no more than 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and
(iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

The Adviser to the Funds is also investment adviser to each of the following mutual funds: International Investors Gold Fund, Gold/Resources Fund, Gold Opportunity Fund and U.S. Government Money Fund. These mutual funds, together with the Funds, are hereinafter referred to as the "Van Eck Group of Funds." AIG Global Investment Corporation ("AIG") serves as sub-investment adviser to the Asia Dynasty Fund and Asia Infrastructure Fund, and Fiduciary International Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund.

The Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund are part of the Van Eck "Global Partnership Series." SM In the "Global Partnership Series," SM the Adviser seeks to retain as sub-investment adviser firms with unique knowledge of, and experience with, particular markets or which possess a unique investment discipline or style.

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. Investors should understand that, despite the best efforts of the Adviser (and the Sub-Adviser), there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.

GLOBAL HARD ASSETS FUND

OBJECTIVE:

The Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

POLICIES:

The Adviser believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Indexed securities and structured notes are more fully described on p. 13 under "Risk Factors--Indexed Securities and Structured Notes." The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above.

The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Assets and securities of Hard Asset Companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

The Adviser believes the Fund may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other Hard Asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Fund. Hard Asset Companies' equities are affected by many factors, including movements in the overall stock market, inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The Fund seeks investment opportunities in the world's major stock, bond and commodity markets. The Fund may invest in securities issued anywhere in the world, including the United States. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Fund can invest in emerging markets. The Fund may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Market Securities" below.

The equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may, as described below in "Risk Factors" on pages 21-28, invest in derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described below. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset of Hard Asset Companies and other issuers and equity securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

LOW RATED DEBT SECURITIES: The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by Standard & Poor's Corporation ("S&P") or Caa by Moody's Investors Service, Inc. ("Moody's"). These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

The assets of the Fund invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Adviser to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated ""Prime-1'' or ""A-1'' by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.

During periods when the Adviser expects adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

FACTORS AFFECTING GLOBAL HARD ASSETS FUND:

REAL ESTATE SECURITIES

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increase in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken not to invest more than 15% of its assets in securities of REITs which are NOT self-managed or self-administered. To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Fund once such laws are no longer in effect.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

PRECIOUS METALS

The Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins moves correspondingly with the price of bullion in that the value of the coins is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured since they are readily saleable to dealers which maintain markets in such coins. The Fund will maintain its precious metal coins and bullion with Wilmington Trust Company. Precious metals incur storage costs which are higher than the custody fees paid on financial assets.

Precious metals trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times, volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

INDEXED SECURITIES AND STRUCTURED NOTES

The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

For a discussion of other investments associated with investing in the Fund, see "Factors Affecting Asia Dynasty Fund, Asia Infrastructure Fund, Global Global Balanced Fund and Global Hard Assets Fund" and "Risk Factors."

GLOBAL INCOME FUND

OBJECTIVE:

Global Income Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

POLICIES:

Total return is comprised of current income and capital appreciation. The Fund emphasizes the current income component of total return and attempts to achieve this objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding.

The Adviser believes that diversification of assets on an international basis may reduce the risk that events in any one country, including the United States, may adversely affect the entire portfolio. There can be no assurance that diversification of assets will reduce this risk. The Adviser will determine the amount of the Fund's assets to be invested in corporate and government securities in the United States and the amount to be invested in each country abroad based on its assessment of where opportunities for total return are expected to be most attractive. When making this determination, the Adviser will evaluate the political and economic risks of the principal countries of the world, prospects for the relationship of their currencies to the U.S. Dollar, the outlook for their interest rates, credit quality and other factors. In some countries, yields of comparable quality securities denominated in foreign currencies may be either higher than in the United States, or may be expected to decline faster (leading to higher bond prices), or such currencies may be expected to appreciate against the U.S. Dollar. The long-term assets of the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. Please see the Appendix to the Statement of Additional Information for a description of ratings.

During normal market conditions, the Fund expects to invest at least 65% of its assets in debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies, or instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), bonds, debentures, notes, commercial paper, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. Such instruments will be obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds and bills, these include securities issued or guaranteed by different agencies such as: Federal Housing Administration, Government National Mortgage Association and the Small Business Administration. The Fund may invest in collateralized mortgage obligations and other asset-backed securities.

The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when rates are expected to fall. The Adviser expects the average maturity to be between three and ten years. In addition, when the Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any one country. Normally, the Fund will invest in at least three countries besides the United States. However, the Fund may invest solely in the securities of one country when economic conditions warrant, such as an extreme undervaluation of a currency and exceptionally high returns of that country's currency relative to other currencies.

For a discussion of other investments and risks associated with investing in the Fund, see "Risk Factors."

GLOBAL BALANCED FUND

OBJECTIVE:

Global Balanced Fund seeks long-term capital appreciation together with current income.

Policies:

The Fund intends to achieve its investment objective by investing its assets in the United States and other countries throughout the world, and by allocating its assets among equity securities, fixed-income securities and short-term instruments.

The Adviser believes that through diversification both on an international basis and across various asset classes the Fund can attempt to take advantage of the best investment opportunities worldwide. The Adviser believes that allocation of assets into many countries and across asset classes can, over the long-term, provide higher returns than portfolios invested solely in bonds with lower risk (or volatility, as measured by standard deviation of monthly returns) than portfolios invested entirely in stocks. Investors should note that a balanced portfolio will generally be more volatile than a portfolio consisting solely of bonds and may provide lower returns than a portfolio consisting solely of stocks. Thus, the "risk-adjusted return" of a diversified portfolio has the potential to be more attractive than some other, more concentrated portfolios. In addition, the balanced approach reduces the risk where events in any one country, including the United States, or affecting one asset class may adversely affect the entire portfolio. Investors should be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that allocation of assets both globally and across asset classes will reduce these risks or that the Fund will achieve its investment objective.

Fiduciary International, Inc. ("FII") serves as Sub-Adviser to the Fund. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International. Fiduciary Trust Company International has more than 30 years of experience in managing funds which invest in the international markets. The Adviser believes FII has unique knowledge and experience in global investing. See "Management."

The Fund seeks investment opportunities in the world's major stock, bond and money markets. The Fund may invest in securities issued anywhere in the world including the United States. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one asset class or country. However, at least 25% of the Fund's total assets will always be invested in fixed-income senior securities and at least 25% of the Fund's total assets will always be invested in equities. Over the long-term, the Fund will attempt to invest a minimum of 25% of its assets in the United States, with the balance outside the United States and the Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in fixed income securities and short-term instruments. Over shorter periods, for temporary defensive purposes, the Fund can have all of its assets invested in any one country or currency. FII will determine when geographic or asset class reallocations should occur. These reallocations are not expected to be sudden, rather such reallocations will be made gradually over time. The Fund may also allocate a portion of its assets to securities whose value is relative to the price of gold.

The Fund will not invest more than 10% of its assets in the securities of developing countries with emerging economies or securities markets. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

The average maturity of the debt securities in the Fund's portfolio will be based on FII's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The assets of the Fund invested in fixed income securities will consist of securities which are believed by FII to be high grade, that is, rated A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc., Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable high quality in the judgment of FII subject to the supervision of the Adviser and the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

FII will determine the amount of the Fund's assets to be invested in domestic and foreign securities and the allocations to each asset class abroad will be based on its assessment of where opportunities for long-term capital appreciation and current income are expected to be most attractive. When making this determination, FII will evaluate the political and economic risks of the principal countries of the world, the relationship of their currencies to the U.S. dollar, the outlook for their interest rates, credit quality, GNP growth, inflation trends, yield relationships between markets, sectors, and issues, demand and supply for funds, and a variety of other factors. FII employs a "top down" assessment approach of countries, regions and currencies and a "bottom up" assessment approach of stocks within selected sectors. FII's global economic analysis is conducted in over 30 markets worldwide and by closely following approximately 1,200 stocks and visiting with over 600 companies each year.

During periods of adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements. FII will determine if market conditions warrant this strategy.

For a discussion of other investments and risks associated with investing in the Fund, see "Factors Affecting Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund" and "Risk Factors."

ASIA DYNASTY FUND

OBJECTIVE:

Asia Dynasty Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asia region.

POLICIES:

Over the past 20 years, the major Asian economies have generally performed better than those of Europe and the United States. The Adviser believes the Asia region has potential for continued dramatic growth and that AIGAM, the sub-investment adviser to the Fund, has a unique knowledge of emerging Asian markets. See "Management." The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities of companies located in, or expected to benefit from the growth of the economies of countries located in the "Asia Region." Asia Region countries include Burma, Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, Peoples Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam. Currently, the Fund does not expect to invest any of its assets in companies located in and expected to benefit from the growth of the economies of, or markets in Australia, Japan and New Zealand and that are not "Asia Growth Companies," but the Fund may so invest in the future. The countries constituting the Asia Region may be changed by the Board without obtaining shareholder approval. See "Risk Factors" below.

In the past five years, the newly emerging securities markets in the Asia Region have had strong economic growth which has been reflected in stronger market returns than those of Western Europe and the United States on average and have demonstrated significant growth in market capitalization, in numbers of listed securities and in volume of transactions. Over this same period, the underlying economies of the region have grown against a background of high savings rates and generally moderate inflation.

The Fund expects that substantially all of its assets will normally be invested in equity securities, warrants and equity options of "Asia Growth Companies." Asia Growth Companies consist of companies that (a) are located in or whose securities are principally traded in an Asia Region country, (b)(i) have at least 50% of their assets in one or more countries located in the Asia Region or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more countries located in the Asia Region or (c) have manufacturing or other operations in China that are significant to such companies. These investments are typically listed on stock exchanges or traded in the over-the-counter markets in Asia Region countries, but may be traded on exchanges or in markets outside the Asia Region. Similarly, the principal offices of these companies may be located outside these countries. The Fund may commit 25% or more of its total assets to any one country in the Asia Region. The Fund initially expects to invest more than 25% of its total assets in Hong Kong, but has not identified any other country in which it currently intends to invest to this extent.

Equity securities, for purposes of the 65% policy, include common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible debt instruments. Debt securities issued by Asia Growth Companies are typically unrated. See "Risk Factors--Direct Investments" for a discussion of the risks associated with direct investments.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in high grade, liquid debt securities of foreign and United States companies which are not Asia Growth Companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's or A-1 or better by S&P or, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, will be of comparable high quality as determined by the Adviser.

For a discussion of other investments and risks associated with investing in the Fund, see "Factors Affecting Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund" and "Risk Factors."

ASIA INFRASTRUCTURE FUND

OBJECTIVE:

Asia Infrastructure Fund seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies of the Asia Region.

POLICIES:

Over the past twenty years, the major Asian economies have generally performed better than those of Europe and the United States. The Adviser believes the Asia region has potential for continued dramatic growth and that AIGAM, the sub-investment adviser to the Fund, has a unique knowledge of emerging Asian markets. See "Management." The Fund, will, under normal market conditions, invest at least 65% of its total assets in equity securities of "Asia Region Infrastructure companies" (as defined below). The "Asia Region" countries, for purposes of this Fund are Burma, Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, Peoples Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam and Japan. The countries constituting the Asia Region may be changed by the Board without obtaining shareholder approval. See "Risk Factors" below.

The term "Asia Region infrastructure companies" includes companies that (i) are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) involved to a significant extent in any one or more of the design, construction, development, manufacture, sale, leasing, installation or operation of, or the ownership of property in connection with,
(a) electricity generation, transmission or distribution facilities, (b) gas, petroleum, or petrochemical collection, storage, processing or distribution facilities, (c) roads or other public works, including water storage, treatment and distribution facilities and waste processing and disposal facilities, (d) transportation systems and related products, technologies and equipment, including mass transit systems and vehicles, airports, airlines, cargo terminals, ports and shipping facilities, (e) telecommunications systems and related facilities, products, technologies and equipment, including long distance and local telephone services, cellular radio telephone services and other radio common carrier communication services, paging and specialized mobile radio systems, telecommunications cables and wires, telegraph, satellite, cable, fiber optic, microwave and private communication networks, electronic mail and other telecommunications technologies, (f) cement plants, asphalt plants and other facilities for the manufacture or processing of building products and materials, (g) property development companies and (h) other public service activities, which, in the opinion of the Adviser, relate to the development of the basic structure on which a portion of a given country's economic activities relate, and (ii) that (a) are organized under other laws of an Asia Region country, (b) have equity securities listed on a securities exchange in the Asia region, (c) have 50% or more of their assets in or derive 50% or more of their revenues or profits from the Asia Region, or
(d) have or are expected to have significant assets or investments committed to the Asia Region that, in the opinion of the Sub-Adviser, are likely to contribute significantly to the infrastructure projects and developments in the Asia region while providing an opportunity for the Fund to benefit from such activities. The Fund has a fundamental policy of concentrating in such industries and up to 100% of the Fund's total assets may be invested in any one of the above sectors. See "Risk Factors" below. The Fund may commit 25% or more of its total assets to any one country in the Asia Region.

In the past five years, the newly emerging securities markets in the Asia Region (with the exception of Japan) have had strong economic growth which has been reflected in stronger market returns than those of Western Europe or the United States on average and have demonstrated considerable growth in market capitalization, in numbers of listed securities and in volume of transactions. Over this same period the underlying economies of the region have grown against a background of high savings rates and generally moderate inflation. The infrastructure of most of the Asia Region countries, however, is currently far less developed than in the United States and Western Europe. The Adviser believes that future economic growth in the Asia Region will encourage, and, to a significant extent, be dependent upon the upgrading and expansion of infrastructure in Asia Region countries. The Adviser believes that investments in companies that do business in the infrastructure industry, or that supply the material or expertise required for development of infrastructure, present significant opportunities for long-term capital appreciation.

Equity securities, for purposes of the 65% policy, include common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible debt instruments. Debt securities issued by Asia Region infrastructure companies are typically unrated. See "Risk Factors--Direct Investments" for a discussion of the risks associated with direct investments.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in high grade, liquid debt securities of foreign and United States companies which are not Asia Region infrastructure companies, foreign governments and the

U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper, and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's or A-1 or better by S&P or, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, will be of comparable high quality as determined by the Adviser.

For a discussion of other investments and risks associated with investing in the Fund, see "Factors Affecting Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund" and "Risk Factors."

FACTORS AFFECTING ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GLOBAL BALANCED FUND AND GLOBAL HARD ASSETS FUND:

EMERGING MARKET SECURITIES

Investors should be aware that these Funds will invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and therefore, such countries may lack the social, political and economic stability characteristic of the United States. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. An investment in these Funds presents a greater risk of loss to investors than would an investment in a fund investing in a more diversified portfolio of companies located in more stable countries. The economies of countries with developing markets may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future. On the other hand, the Adviser believes the potential for gain may be greater. In addition, infrastructure companies in the Asia Region are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. Also, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete. In virtually every country in the Asia Region, certain industries providing infrastructure services, including those engaged in the generation, transmission or distribution of electricity or gas, telecommunications and transportation, are subject to government regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Certain governments have taken measures to foster infrastructure companies because of the importance of these companies to the development of their economies. However, government regulation of certain infrastructure companies, such as telecommunications companies, typically limits the rates that may be charged or the returns that may be earned, and place limits on the providers of services, types of services, service areas and terms for dealing with competitors and customers. Regulation may also limit the use of new technologies and hamper efficient deployment of existing assets. By their nature, infrastructure services have high public visibility, and may therefore be subject to political pressures to reduce service rates or allowed rates of return. Government regulation can have significant effects upon the operations of an infrastructure company. It is not possible to predict the directions, types or effects of future regulation, any of which could have a material adverse effect on the Fund and its investments. Each Fund is not intended to be a complete investment program, and a prospective investor should evaluate personal objectives and other investments when considering the purchase of Fund shares. There is no assurance the Funds will be able to achieve their investment objective.

Many of these emerging markets limit the percentage foreign investors, such as the Funds, may own of their domestic issuers by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and in some markets may be convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, and may have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in some cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Funds were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Funds could realize a loss on their investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings (while foreign holders of foreign shares would participate). If the Funds were to own local shares and could not participate in a stock, warrant or other distribution, the Funds could suffer material dilution of their interest in that issuer and the value of its holdings could decline dramatically, over a very short period, causing a loss on their investment. Generally, it is expected that the Funds will hold foreign shares. However, because of their limited number, foreign shares may, at times, not be available for purchase by the Funds or the premiums may be, in the opinion of the Adviser or Sub-Adviser, unjustified or prohibitively high. In order to participate in these markets, the Funds may deem it advisable to purchase local shares which may expose the Funds to the additional risks described above. The Funds will only purchase local shares where foreign shares are not available for purchase or premiums are excessive and, when in the opinion of the Adviser or Sub-adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Funds. Where permitted by local law, the Funds will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser or Sub-Adviser will be able to assess these risks accurately or that the Funds will be able to convert their local shares to foreign shares or that dilution will not result.

Asia Dynasty Fund intends to invest more than 25% of its assets in Hong Kong and Asia Infrastructure Fund may invest in Hong Kong to such an extent. China is scheduled to assume sovereignty over Hong Kong on July 1, 1997 and British proposals to extend certain democratic reforms have caused periodic political tensions. Although China has committed by treaty to preserve the economic and social freedoms enjoyed by Hong Kong for fifty years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after reversion to Chinese control will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments in China. Business confidence in Hong Kong therefore, can be significantly affected by such developments and statements made by Chinese officials, which in turn can affect markets and business performance.

The securities markets in the Asia Region (with the exception of Japan with respect to Asia Infrastructure Fund) and other emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Funds' ability to participate fully in the markets may be limited by their investment policy of investing not more than 15% of their net assets in illiquid securities. In addition, limited liquidity may impair the Funds' ability to liquidate a position at the time and price it wishes to do so.

The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China and laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China and certain of the other Asia Region countries do not have a comprehensive system of laws, although substantial changes have occurred in China in this regard in recent years. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. As changes to the Chinese legal system develop, the promulgation of new laws, interpretation of existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asia Region countries.

In addition, Chinese and other Asia Region stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. The securities markets in Burma, Cambodia, Laos and Vietnam are currently non-existent. The Fund may invest in these countries once their securities markets are opened to foreign investors.

China governmental actions can have a significant effect on the economic conditions in the Asia Region, which could adversely affect the value and liquidity of the Funds' investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. In addition, revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong.

                                 RISK FACTORS

Since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Funds will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, any dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments.

Investors should be aware that some of the securities in which the Funds may invest, such as structured or indexed notes, swaps and foreign securities pose additional risks. These instruments may be subject to periods of extreme volatility, illiquidity and may be difficult to value. Despite these risks, these instruments may offer unique investment opportunities.

The Funds may invest up to 5% of their net assets in options on equity securities and up to 5% of their net assets in warrants, including options and warrants traded in over-the-counter markets. With respect to Global Income Fund, not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. Global Income Fund may invest up to 5% of their assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. Each Fund may buy and sell financial futures contracts and options on financial futures contracts. The Funds may purchase or sell puts and calls on foreign currencies and securities, and invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers; and Global Balanced Fund, Global Hard Assets Fund, Asia Infrastructure Fund, Asia Dynasty Fund and Global Income Fund may lend their portfolio securities and borrow money for investment purposes. The risks associated with investing in equity securities and fixed-income securities are that stock values tend to fluctuate with general market and economic conditions and fixed-income and short-term instrument values tend to fluctuate with interest rates and the credit rating of the issuer.

FOREIGN SECURITIES

The Funds may purchase securities of foreign issuers, including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange controls, less publicly available information, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies, and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund. In addition, some foreign securities in which a Fund may invest may be denominated in foreign currencies, and since a Fund may temporarily hold funds in foreign currencies, the value of the assets of a Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks in Investing in Foreign Securities" in the Statement of Additional Information.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies--see "Investment Restrictions" in the Statement of Additional Information).

ADR's are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank or trust company. Generally, ADR's, in registered form, are designed for use in United States securities markets.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Since some foreign securities in which the Funds may invest may be denominated in foreign currencies, and since the Funds may temporarily hold foreign currencies, the value of the assets of these Funds (and thus their net asset values) may be affected by changes in currency exchange rates. A Fund's performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. Dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser (or Sub-Adviser) will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Funds may use forward currency contracts to hedge the U.S. Dollar value of a security which they already own. A forward currency contract may thus help reduce the Funds' losses on a security when a foreign currency's value changes. The Funds will enter into forward contracts to duplicate a cash market transaction and the Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund may enter into currency swaps. The Funds enter into hedging transactions to attempt to moderate currency fluctuations. However, the Funds will invest in securities, including short-term obligations, denominated in a range of foreign currencies and the value of the Funds will be affected by changes in currency exchange rates. See "Currency Swaps", "Futures Contracts", "Options" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

SWAPS

Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund may enter into currency swaps solely for hedging purposes. Global Hard Assets Fund may also enter into asset swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Asset swaps are similar to currency swaps in that the performance of one Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If AIGAM or FII is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the respective Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

FUTURES CONTRACTS

Global Income Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts for hedging purposes. Asia Infrastructure Fund, Asia Dynasty Fund and Global Hard Assets Fund may also buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts for hedging and other purposes. In addition, Global Hard Assets Fund may buy and sell commodity futures contracts including futures contracts on commodity indices for hedging and other purposes, such as creating "synthetic" positions. The Funds will segregate with the custodian, among other things, cash and/or other liquid securities so that the Funds are not leveraged in excess of applicable limits. See "Borrowing" below.

A security or interest-rate futures contract is an agreement to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index, commodity or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation they may have under the contract. None of the Funds will commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on securities and futures contracts except that with respect to Global Hard Assets Fund, Asia Infrastructure Fund, Asia Dynasty Fund and Global Balanced Fund margin deposits for futures positions entered into for BONA FIDE hedging purposes are excluded from the 5% limitation.

In establishing a position in a futures contract, which may be a long or short position, appropriate high grade, liquid assets, such as U.S. Government securities or cash will be segregated with the Custodian, as may be required, to ensure that the position is not leveraged above applicable limits. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities".

OPTIONS

For hedging and other purposes (such as creating synthetic positions), the Funds may invest up to 5% of their total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options they have purchased, sell them, exercise them or permit them to expire.

The Funds may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying instrument at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying instrument, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against depreciation in the market price of the underlying instrument. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options to hedge securities or currencies from dealers or banks approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

To protect against anticipated declines in the value of the Funds' investment holdings, the Funds may use, options, forward and futures contracts, structured notes (Global Hard Assets Fund only), swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations. One defensive technique involves selling a futures or forward contract, purchasing a put option or entering into a swap agreement whose value is expected to be inversely related to the asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract or put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

The Funds may hedge against changes in the value of the U.S. Dollar in relation to a foreign currency in which portfolio securities may be denominated. A Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. Dollar. Last, where a Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Funds may use options and futures contracts, forward contracts and swaps as part of various investment techniques and strategies. The Funds may use futures contracts and options, forward contracts and currency swaps for investment purposes, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is not deemed to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, each of the Funds experience large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a Deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market--i.e., purchased securities.

The Funds may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. Dollar denominated securities and other "cross-hedging" strategies. Cross-hedging involves the use of one currency to hedge against the decline in value of another currency. For example, a Fund could hedge against a currency-related decline in the value of a security denominated in deutschemarks by taking a short position in the Swiss franc. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 15% of net assets for Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Global Balanced Fund and will be limited to 10% for the other Funds, except that for Global Income Fund short-term money market instruments, such as repurchase agreements and time deposits which are considered illiquid, are limited to an additional 5%. Over-the-counter options are deemed by the Securities and Exchange Commission to be illiquid. The Funds do not write naked options.

Global Income Fund, Global Hard Assets Fund and Global Balanced Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Each will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables Global Income Fund and Global Balanced Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. Global Income Fund, Global Balanced Fund and Global Hard Assets Fund believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Funds.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser (or Sub-Adviser), acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser (or Sub-Adviser) if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or Sub-Adviser).

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

ASSET-BACKED SECURITIES

The Global Balanced Fund, Global Hard Assets Fund, Asia Infrastructure Fund and Global Income Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. The issuer of asset-backed securities may not, in certain instances, be able to perfect its security interest in the underlying collateral.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers and the mortgage poolers. These Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser or Sub-Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES

The Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. Each Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. Each Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. Each might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement.

BORROWING

Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund may borrow up to 30% of the value of their net assets to increase their holdings of portfolio securities. Under the 1940 Act, the Funds are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset values, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

SHORT SALES

Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. Following the short sale, the Fund must deposit collateral with the broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at a lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment or U.S. Government securities or other liquid, high-quality debt securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government Securities or other liquid, high-quality debt securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken to (i) limit the value of its assets deposited as collateral and deposited in the segregated account to 25%, (ii) limit the value of securities of any one issuer sold short to the lesser of 2% of the Fund's net assets or 2% of the securities of any class of any one issuer and (iii) limit short sales to liquid securities, as determined by the Adviser and ratified at least quarterly by the Board of Trustees. The Fund will comply with these undertakings so long as the Fund's shares are sold in such state or such state restrictions remain in effect. The Fund's ability to engage in short sales may be further limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

DIRECT INVESTMENTS

Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund and Global Hard Assets Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case a Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser (or Sub-Adviser) anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments, particularly the Asia Dynasty Fund's and Asia Infrastructure Fund's investments in China, will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Asia Dynasty Fund and Asia Infrastructure Fund such direct investments may be made in entities that are reasonably expected in the foreseeable future to become Asia Growth Companies or Asia Region infrastructure companies, respectively, either by expanding current operations or establishing significant operations in the Asia Region.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. In addition, in the event a Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and shall be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, the Funds follow certain policies in managing their investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to a Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Funds are set forth below. Additional restrictions are described in the Statement of Additional Information.

  1. Global Income Fund will not invest more than 10% and Global Hard Assets Fund, Asia Infrastructure Fund, Asia Dynasty Fund and Global Balanced Fund will not invest more than 15% of the value of their total assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. The Funds will not purchase more than 10% of any class of securities of a company, including more than 10% of its outstanding voting securities except the Global Hard Assets Fund, Asia Infrastructure Fund, Asia Dynasty Fund and Global Balanced Fund may purchase more than 10% of any non-voting class of securities; and Global Balanced Fund, Asia Dynasty Fund and Global Income Fund Fund will not invest more than 25% of the value of their total assets in securities of any one industry.

  3. The Funds will not invest more than 10% of their total assets in securities of other investment companies.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Funds may be purchased either by (1) ordering the shares through a selected broker-dealer or bank, and forwarding a completed Application or brokerage firm settlement instructions with payment;* or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment must be made in U.S. Dollars. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Orders respecting shares of any of the Van Eck Global Funds that are mailed to DST will be processed as of the day of receipt at DST, provided the order is in proper form and is received at DST prior to 4:00 p.m. Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m. Eastern Time in order to receive the price computed that day. If a shareholder desires to guarantee a price based on a given date of receipt, the order should be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105, and must be received by DST on the date desired before 4:00 p.m. Eastern Time. Orders received by DST after the above times will be processed on the next business day. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. An investor may request additional Applications from the Funds or photocopy the blank Application included with this Prospectus and complete it for each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund, a series of Van Eck Funds, and notification and a prospectus will be sent to the investor. The investor may then exchange at current price into the desired Fund. Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more, and may be made through selected dealers or banks or by forwarding payment to DST. Either minimum may be waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trusts in which the Distributor has indicated that it will exercise its best efforts to solicit sales of the Funds' shares. The Distributor has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

 Asia Dynasty Fund (Class A and B), Global Balanced Fund (Class A and B), Global Income Fund (Class A), Asia Infrastructure Fund (Class A and B) and Global Hard Assets Fund (Class A, B and C)

With respect to the Class C shares of Global Hard Assets Fund, the Fund will waive the 12b-1 fee until November 1, 1996 and the redemption charge on purchases until November 1, 1996. Brokers or Agents will be paid a commission by the Distributor in the thirteenth month equal to 1% of the purchase price of shares held in the Fund for one year or more. Prior to November 1, 1996, purchases of the Class C shares of Global Hard Assets Fund will be more advantageous. However, shareholders should
--------
* Except for Investors Fiduciary Trust Company (not affiliated with FII) fiduciary retirement accounts.

be aware that Class A shares have a broader exchange privilege and offer a means of compensating investment professionals for the services they provide. The following discussion applies to shares of Global Hard Asset Fund-C purchases after November 1, 1996.

Shares of the Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Hard Assets (Class A, B and C), Global Balanced Fund (Class A and B) and Global Income Fund (Class A) may be purchased under any one of the following arrangements: (i) with an initial sales charge imposed at the time of purchase ("Class A shares"), (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") or (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("Class C shares"). With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Certain purchases of Class A shares qualify for reduced initial sales charges. It may be more advantageous to purchase Class A shares than Class B and C shares when the purchase amount is $100,000 or more or when a lesser purchase amount would qualify for a quantity discount or reduced sales charge at that breakpoint in the Class A shares.

An investor who elects the contingent deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to the Class B shares (See "Plan of Distribution"). Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below.

An investor who elects the redemption charge acquires Class C shares. Class C shares do not incur a sales charge when they are purchased, but they are subject to a redemption charge if they are redeemed within one year of purchase. Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's average daily net assets attributable to the Class C shares (See "Plan of Distribution"). Class C shares enjoy the benefit of permitting all of an investor's dollars to work from the time the investment is made. Class C shares convert to Class A shares eight years after the end of the month in which the shareholder's purchase order was accepted. The higher ongoing distribution and services fees paid by the Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares.

Class A shares acquired under the initial sales charge alternative are subject to a lower distribution and services fee and, accordingly, pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their money will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B or C shares to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge or in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of the shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time. (See redemption charts on page 33 and 34). Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. See "Dividends and Distributions." Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Group of Funds in accordance with the exchange privilege (see "Exchange Privilege").

The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature. Class B and Class C shares include all shares purchased pursuant to the contingent deferred sales charge or redemption charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted. At the end of this period, Class B and Class C shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

It is not recommended that certificates be requested for Class B or Class C shares, since the return and deposit for such certificated shares may delay the conversion to Class A shares.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or

Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

There is no initial sales charge on purchases of Class B or Class C Shares. However, each class pays the Distributor an annual 12b-1 fee for promotion and distribution services not to exceed 1% of average daily net assets (see "Plan of Distribution"). Global Hard Assets Fund-C will waive the 12b-1 fee until November 1, 1996.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

To provide two examples, assume an investor purchased 100 shares of Global Hard Assets Fund-B at $10 per share (at a cost of $1000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $200 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $280 of the $600 redemption proceeds will be charged at a rate of 5% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 shares of Global Hard Assets Fund-C at $10 per share (at a cost of $1,000) and with the first year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to redemptions of shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the table below. Each Fund imposes a 12b-1 distribution and services fee. Global Income Fund-A has a 12b-1 fees of .25% of average daily net assets per annum. Asia Dynasty Fund-A, Asia Infrastructure Fund-A, Global Hard Assets Fund-A and Global Balanced Fund-A each have a 12b-1 fee of .50%. All or a portion of these fees are paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities. The portion paid to banks, brokers and dealers is determined from time-to-time by the Funds. Shareholders in Class B and Class C Funds should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Asia Dynasty Fund-B, Global Balanced Fund-B, Asia Infrastructure Fund-B, Global Hard Assets Fund-B and Global Hard Assets Fund-C each impose a 12b-1 fee of 1% of average daily net assets. This fee is being waived by Global Hard Assets Fund-C until November 1, 1996, thereafter during the first year following the purchase of Global Hard Assets Fund-C shares, the fee is retained by the Fund as compensation for advanced distribution and services fees paid to brokers or agents. Following the first year, of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75% of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% is for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution".

GLOBAL INCOME FUND (CLASS A), ASIA DYNASTY FUND (CLASS A), ASIA INFRASTRUCTURE FUND (CLASS A), GLOBAL HARD ASSETS FUND (CLASS A), AND GLOBAL BALANCED FUND (CLASS A)

                                           SALES CHARGE AS A      DISCOUNT TO
                                             PERCENTAGE OF     BROKERS OR AGENTS
                                          --------------------  AS A PERCENTAGE
                                          OFFERING  NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                  PRICE     INVESTED   OFFERING PRICE*
-------------------------                 --------  ---------- -----------------
Less than $100,000.......................   4.75%      5.0%          4.00%
$100,000 to less than $250,000...........   3.75%      3.9%          3.15%
$250,000 to less than $500,000...........   2.50%      2.6%          2.00%
$500,000 to less than $1,000,000.........   2.00%      2.0%          1.65%
$1,000,000 and over......................   None***

ASIA DYNASTY FUND (CLASS B) AND ASIA INFRASTRUCTURE FUND (CLASS B)**

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------         --------------------------------
During Year One.................... 6.0% of the lesser of NAV or purchase price
During Year Two.................... 5.0% of the lesser of NAV or purchase price
During Year Three.................. 4.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

GLOBAL BALANCED FUND (CLASS B) AND GLOBAL HARD ASSETS FUND (CLASS B)**

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------         --------------------------------
During Year One.................... 5.0% of the lesser of NAV or purchase price
During Year Two.................... 4.0% of the lesser of NAV or purchase price
During Year Three.................. 3.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

GLOBAL HARD ASSETS FUND (CLASS C)** GLOBAL HARD ASSETS FUND (CLASS C) WILL WAIVE THE 1% CONTINGENT DEFERRED REDEMPTION CHARGE ON PURCHASES UNTIL NOVEMBER 1, 1996.

SHAREHOLDER'S TIME OF REDEMPTION       CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------       -------------------------------------
During Year One.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

--------
* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** Brokers or Agents who sell Class B shares will receive a sales commission of 4.0% of the value of the shares sold at the time of investment. Until November 1, 1996 Global Hard Assets Fund-C has suspended payment under its 12b-1 Plan. Brokers or Agents who sell Class C shares of Global Hard Assets Fund will not receive the 1% 12b-1 fee for distribution and servicing on eligible purchases prior to November 1, 1996 but will receive 1% of the purchase price as a commission after the thirteenth month on assets remaining in the Fund for twelve months.

*** For any sale of $1,000,000 or more of each of Global Income Fund-A, Asia
    Dynasty Fund-A, Asia Infrastructure Fund-A, Global Hard Assets Fund-A or Global Balanced Fund-A, the Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such sale and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares sold that remain outstanding throughout such months. An eligible sale is a single sale for a single client (sales for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible sales registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Sales made through a Bank Trust Department or Advisory Firm which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
--------
--------
  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below. These Funds also pay the Distributor a fee for promotional and distribution services (see "Plan of Distribution"). Shares of the Funds may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children) and agents of the Trust, the Adviser, Sub-Adviser or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Shares of the Funds are sold at the public offering price next computed after receipt of a purchase order by the Broker, Agent or DST, provided that the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M. Eastern Time or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M. Eastern Time. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent.

The public offering price is computed once daily on each business day and is the net asset value plus any applicable sales charge. The net asset value for each Fund is computed as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M. Eastern Time, Monday through Friday, exclusive of national business holidays. The assets of the Funds are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

In addition to the discounts allowed to Brokers and Agents, the Distributor will, at its own expense, subject to applicable state laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of Funds in the Van Eck Group of Funds (except U.S. Government Money Fund ) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest $100,000 or more (other than through exchanges) in the Van Eck Group of Funds, except for U.S. Government Money Fund, (or $25,000 or more in International Investors, Gold Opportunity Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen month period. Purchases of other Funds in the Van Eck Group of Funds, except for the U.S. Government Money Fund, may be included to fulfill the Letter of Intent. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to current purchases of shares of the Van Eck Group of Funds (except for U.S. Government Money Fund) by any of the persons enumerated above, where the aggregate quantity of shares of these Funds previously purchased, and then owned, determined at the current offering price, plus the shares being purchased amount to more than $100,000 (or more than $25,000 for International Investors, Gold Opportunity Fund and Gold/Resources Fund), provided the Distributor or DST is notified by such person or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to his purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's or Sub-Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Effective May 1, 1995, Shareholders will be limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund (Class A) may be excluded from this limitation, if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. Active shareholders should consult the Fund as to current policy. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to the U.S. Government Money Fund.

Each Fund reserves the right to modify or terminate the Exchange Privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be within the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information. In addition, the Funds have reserved the right to refuse any purchase order.

The Van Eck Group of Funds consists of Asia Dynasty Fund (Class A and B), Asia Infrastructure (Class A and B), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Gold Opportunity Fund (Class A, B and
C), U.S. Government Money Fund, and Global Income

Fund (Class A). Shareholders of these Funds, may exchange shares for shares of the same class of any of the other Funds (the "Exchange Privilege"). Class B shareholders of Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Gold Opportunity Fund may only exchange between those five Funds. Class C shareholders of International Investors, Global Hard Assets Fund and Gold Opportunity Fund may only exchange between those three Funds. Shares of the U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege, may only be exchanged into the other Class A Funds included in the Exchange Privilege subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

The Exchange Privilege may be modified or terminated at any time. See "Exchange Privilege" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged). Exchanges are only available in states where exchanges may legally be made, along with appropriate documentation, if necessary. A person(s) authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Accounts not eligible for the telephone exchange privilege may make a written exchange request. Written exchange requests will be executed on the first business day of receipt in proper order. Written exchange requests may be sent by regular mail to: Van Eck Funds, c/o DST, P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to 1004 Baltimore, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

Completion of the Application (or the application for an IRA/SPIRA, Qualified Pension Plan, 403(b)(7) Plan or SEP for telephone exchange only) or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and Telephone Redemption Privilege, unless otherwise indicated. By electing the Privileges the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Such persons will employ reasonable procedures to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss of expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor unless such persons fail to employ such procedures. Those shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising the Telephone Exchange Privilege.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption. Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier. The Funds reserve the right to refuse a request for the Telephone Redemption Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted on shares held on deposit for amounts of $50,000 or less per day if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

                          DIVIDENDS AND DISTRIBUTIONS

Asia Dynasty Fund, Asia Infrastructure Fund, and Global Hard Assets Fund intend to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. The Global Balanced Fund intends to make distributions from net investment income on a quarterly basis in March, June, September and December and distribute any net realized capital gains resulting from investment activity annually in December. The Global Income Fund intends to declare and pay dividends monthly and net realized capital gains resulting from investment activity annually in December. Dividends or distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends or distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Funds ends on December 31.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income (investments may also be made in the name of a spouse, if the spouse is treated as having no earned income).

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS
DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice directly, or through his Broker or Agent, to DST (the Funds' dividend paying agent) that he elects to receive dividends and capital gains distributions in cash, dividends and distributions of a Fund will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and distributions on shares of the Funds will occur on a date selected by the respective Board of Trustees.

In addition, dividends and capital gains distributions paid by the Funds (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any series of the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging specified dollar amounts into a Fund from an exchange of shares from one of the other series of the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from any series of the Van Eck Funds and purchase shares of a Fund for the investor's account. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he will receive a monthly or quarterly check in a stated amount, not less than $50. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are contained in the Statement of Additional Information.

                             REDEMPTION OF SHARES

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141 (for additional mailing instructions to DST and times of processing see "Purchase of Shares"):
(1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g. appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the Funds in the Van Eck Group of Funds to a retirement plan held by another recognized custodian/trustee.

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE" ON PAGE 37)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds have authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the repurchase of shares of the Funds. If a shareholder uses the services of a Broker or Agent in effecting repurchases of shares, the Broker or Agent may charge a fee for its services. The repurchase price is the net asset value per share next determined after the repurchase order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such repurchase orders, to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form as described above or an indemnity from the Broker or Agent of record on the account and any shares held in certificated form. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders.

The redemption price will be the net asset value per share next determined after the receipt of a request in proper form as described above. See "Purchase of Shares" for DST processing receipt of mail. The market value of the securities in the portfolio of each Fund is subject to daily fluctuations and the net asset value of these Funds' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the shareholder's cost.

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Trust reserves the right to honor such redemption request only after it has assured itself that a shareholder's check has been cleared for payment, which may take as long as 15 days. The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

Any shareholder who redeems his shares of the Asia Dynasty Fund-A, Asia Infrastructure Fund-A, Global Hard Assets Fund-A, Global Balanced Fund-A or Global Income Fund-A has a one-time right to reinvest in shares of these Funds at net asset value without the payment of a sales charge. Such reinvestment must be made within 30 days after the redemption of shares of these Funds and is limited to no more than the amount of the redemption proceeds. The shareholder must inform the Fund or DST that he is exercising his onetime right to reinvest at NAV. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such thirty-day period in the same Fund is considered a "wash sale" under the federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

REDEMPTION BY CHECK

Shareholders of the Global Income Fund-A and Global Balanced Fund-A may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the Fund which are on deposit with DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $500 or more than $5,000,000. The amount of the check may not be in excess of 90% of the net asset value of the shares in the shareholder's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). When such a check is presented to the Bank for payment, the Bank as the shareholders' agent acting under the authority of the Redemption by Check procedure will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close his account but should follow the appropriate procedure set forth above. Retirement plan accounts and accounts held on behalf of minors are not eligible for Redemption by check. For further information concerning Redemption by Check, shareholders should contact DST.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (See "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                                  MANAGEMENT
TRUSTEES

The management of the business and affairs of each Fund is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Funds see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, serves as the investment adviser and manager pursuant to Advisory Agreements with the Trust. The Adviser manages the investment operations of the Funds and furnishes the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. The Global Income Fund pays the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. The Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund each pay the Adviser a monthly fee at the annual rate of .75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The advisory fees paid to the Adviser with respect to these Funds are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock markets throughout the world).

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund and is paid a fee at an annual rate of .25% of each of the Fund's average daily net assets.

The Adviser acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at December 31, 1995 were approximately $1.6 billion. John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

AIG, 70 Pine Street, New York, NY 10270 serves as sub-investment adviser to the Asia Dynasty Fund and Asia Infrastructure Fund pursuant to a Sub-Investment Advisory Agreement with the Adviser. AIG manages the investment operations of the Asia Dynasty Fund and Asia Infrastructure Fund and furnishes the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Funds. As compensation for its services, AIG is paid a monthly fee at an annual rate of .50% of average daily net assets by the Adviser from the advisory fees it receives from the Funds.

AIG is a second-tier subsidiary of American International Group, Inc. ("American International"). American International is an international insurance organization whose member companies write insurance in approximately 130 countries and jurisdictions and are engaged in a network of financial services businesses. American International traces its Asian roots back to Shanghai, China in 1919.

AIG is a wholly owned subsidiary of AIG Investment Corporation ("AIGIC"). AIGIC and its affiliates currently have more than 40 investment professionals throughout Southeast Asia. In providing sub-advisory services to the Asia Dynasty Fund and Asia Infrastructure Fund, AIGAM utilizes the services of AIG Investment Corp. (Asia) ("AIGIC (Asia)"), one of AIGIC's affiliates. AIGIC
(Asia) currently has seven investment professionals based in Hong Kong and generally has access to the resources of AIGIC and its local affiliates throughout Southeast Asia. As of December 31, 1995, total assets under management by AIGIC and its affiliates on behalf of all clients amounted to
approximately $   billion. AIGAM serves as an investment adviser to another
registered investment company.

FII, Two World Trade Center, New York, New York 10048, serves as sub-investment adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement with the Trust. FII manages the investment operations of the Global Balanced Fund and furnishes the Fund with a continuous investment program that includes which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Fund. As compensation for its services, FII is paid a monthly fee at an annual rate of
 .50% of average daily net assets by the Adviser from the advisory fee it receives from the Fund. FII serves as an investment adviser to other registered investment companies.

FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI"). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts including individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva and Hong Kong. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in global management with over $16 billion managed under the global balanced discipline. As of December 31, 1995, total assets under management by FII and its parent organization FTCI, on behalf of all clients, amounted to over $36 billion.

Madis Senner--Portfolio Manager of Global Income Fund is responsible for managing the Fund's portfolio of investments. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner has 13 years experience in the investment business.

Derek S. van Eck--Portfolio Manager of Global Hard Assets Fund is responsible for managing the Fund's portfolio of investments. He is Director of Global Investments and Executive Vice President of the Adviser and an officer of other mutual funds advised by the Adviser.


Peter Soo, Investment Officer of AIGAM is responsible for managing the Asia Dynasty Fund's and Asia Infrastructure Fund's portfolio of investments and has been serving in such capacity since the Funds commenced operations. He is also Vice President of AIG Investment Corporation (Asia), an indirect subsidiary of American International along with AIG Asset Management Corporation, which serves as Sub-Investment Adviser to the Funds.

FII assigns a team of managers led by a global strategist, which includes a global equity manager and a global fixed-income manager, to manage the Fund's portfolio of investments. The team consults with the FTCI research department, which includes international analysts who specialize in the equity markets of Japan, Europe, the Pacific Basin and Latin America, when making investment decisions. The two primary portfolio managers for the Global Balanced Fund (the "Fund") are listed below:

Anne M. Tatlock--Global Strategist of the Fund has been serving in such capacity since the Fund commenced operations. Ms. Tatlock joined FTCI in 1984 and is currently President of the company where she is responsible for managing institutional investment management. Ms. Tatlock is head of the Institutional Investment Department and a member of the Board of Directors, the International Investment Committee and the Investment Policy Committee at FTCI.

Steven J. Miller--FII's Portfolio Manager of GBF joined FTCI in 1994 after working for seven years with Vital Forsikring and Heller Financial, Inc. Mr. Miller is responsible for managing institutional and international portfolios. He is Vice President of FTCI as well as a member of the Global Investment Committee at FTCI.

                    MANAGEMENT DISCUSSION AND ANALYSIS


                            GLOBAL INCOME FUND

                             ASIA DYNASTY FUND

                           GLOBAL BALANCED FUND


                          GLOBAL HARD ASSETS FUND

EXPENSES

The total expense ratio for the fiscal year ended December 31, 1995 of Asia Dynasty Fund-A, Asia Dynasty Fund-B, Global Balanced Fund-A, Global Balanced Fund-B, Global Income Fund-A, Global Hard Assets Fund-A, Global Hard Assets
Fund-C and Asia Infrastructure Fund-A were                                 .

Each Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust and those incurred by the Sub-Adviser, if any, under its Sub-Investment Advisory Agreement. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), Rule 12b-1 distribution expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or Sub-Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser or Sub-Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or Sub-Adviser or its affiliates. The Funds reimburse the Adviser for its costs in servicing shareholder accounts and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

Each of the Van Eck Global Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the 1940 Act. The Plans may be terminated at any time by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities of the respective Fund. These Plans fall into two broad categories: reimbursement plans and compensation plans. The fees under all Plans will be paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan may provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund and may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Both reimbursement and compensation type plans may have a "carry-forward" provision. A Plan with such a provision provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of a Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitations (carry-forward amounts) shall be carried forward by the Funds to subsequent years and shall be paid within the annual limitation in accordance with the Plans. Consequently, shareholders may pay distribution expenses incurred by a Fund prior to becoming a shareholder. Under a Plan without a carry-forward provision, fees paid by a Fund will be paid or used to reimburse the Distributor for servicing, promotional and distribution expenses incurred only during the applicable fiscal year.

In the event a Plan with a carry-forward provision is terminated, the Distributor shall not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of a Plan. However, the
--------
* annualized

Distributor shall be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund shall continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts have been reimbursed.

Global Income Fund-A and Asia Dynasty Fund-A are reimbursement type plans. The 12b-1 fees are accrued daily at an annual rate of .25% of the average daily net assets for Global Income Fund-A and at an annual rate of .50% of average daily net assets for Asia Dynasty Fund-A. With respect to these Funds, only Asia Dynasty Fund-A has a carry-forward provision.

Asia Dynasty Fund-B, Asia Infrastructure Fund-A, Asia Infrastructure Fund-B, Global Hard Assets Fund-A, Global Balanced Fund-A and Global Balanced Fund-B are compensation type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Global Balanced Fund-A, Asia Infrastructure Fund-A and Global Hard Assets Fund-A and at an annual rate of 1.00% of average daily net assets for Asia Dynasty Fund-B, Asia Infrastructure Fund-B, Global Hard Assets Fund-B and Global Balanced Fund-B. While the Plans in effect for Asia Dynasty Fund-B, Global Balanced Fund-A, Global Balanced Fund-B, Global Hard Assets Fund-A, Global Hard Assets Fund-B, Asia Infrastructure Fund-A and Asia Infrastructure Fund-B are compensation type Plans, they have a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1997, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

Global Hard Assets Fund-C is a compensation type plan which has a carry-forward provision. It provides that the Distributor, in the event of termination of the Plan, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1997, the Distributor has agreed, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% and .75%, respectively, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .25% and .75%, respectively, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .25% of the average daily net assets. No dealer shall receive more than .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. Until November 1, 1996, Global Hard Assets Fund-C has suspended payment under its 12b-1 Plan. Brokers or Agents who sell Class C shares of Global Hard Assets will not receive the 1% 12b-1 fee for distribution and servicing on eligible purchases prior to November 1,1996 but will receive 1% of the purchase price as a commission after the thirteenth month on assets remaining in the Fund for twelve months.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then net asset value of the shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another Fund offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Fund for the first Fund. For the period to November 1, 1996, Global Hard Assets Fund-C will waive the 1% Contingent Deferred Redemption Charge.

Of the amounts expended under the Plan for the fiscal year ended December 31, 1995 for Global Income Fund, Global Balanced Fund and Asia Dynasty Fund approximately 75% was paid to Brokers and Agents who sold shares and/or service shareholder accounts of the Funds. The remaining 25% was retained by the Distributor as reimbursement for expenses such as printing and mailing prospectuses and sales material to other than current Fund shareholders.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the

Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Global Income Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the maximum offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

All Funds may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of Funds with Class A and Class C Shares are computed separately for each class.

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. These include market, economical and performance data and indices. For example, the Funds may quote market performance of the S&P 500, Europe Australia Far East Index, etc.; performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Global Hard Assets is expected to be rated in the Natural Resources Funds category; Global Balanced Fund is rated in the Balanced Funds category and Global Income Fund in the World Income Funds category. The Morgan Stanley Capital International Equity and Salomon Brothers World Bond Indices, among others, are indices to which the Global Balanced Fund and Global Income Fund may be compared. Global Income Fund may be compared against certain indices or services which monitor or publish certificate of deposit or other money market rates or yields, such as the Federal Reserve Bulletin. Asia Dynasty Fund is rated in the Asia/Pacific Basin Funds category and may be compared to a Morgan Stanley Capital International Index, an Asia (Ex-Japan) Index or another appropriate index. (See the Appendix in the Statement of Additional Information).

                                     TAXES

Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code and will not pay income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains will be taxed at capital gain rates.

Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Funds is likely to qualify for the 70% dividends received deduction allowable to corporations. If the Funds fulfill certain requirements, shareholders of these Funds may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisers regarding taxes, including state and local taxes, applicable to dividends, distributions and redemptions.

                           DESCRIPTION OF THE TRUSTS

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series (funds), $.001 par value. To date, nine series of the Van Eck Funds have been authorized, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Balanced Fund (Class A and B), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Global Income Fund (Class A), Global Hard Assets Fund (Class A, B and C), Gold Opportunity Fund (Class A, B and C) and U.S. Government Money Fund. A "series" is a separate pool of assets which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of a Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Boards of Trustees are self-perpetuating bodies until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund and requiring a separate vote of one of the other Funds.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the respective Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trusts themselves would be unable to meet their respective obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION
QUESTIONS ABOUT THE FUNDS

For further information about the Funds, please call your financial advisor or the Funds toll free at (800) 544-4653 or write the Funds at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust (except the Asia Infrastructure Fund series) is Bankers Trust Company, New York, New York.

The custodian of the assets of the Asia Infrastructure Fund series of the Trust is State Street Bank & Trust Company.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust tax returns.

COUNSEL

Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109.

                               -----------------
                                 Van Eck Funds
                               -----------------

                           Asia Dynasty Fund - A & B

                       Asia Infrastructure Fund - A & B

                      Global Hard Assets Fund (A, B & C)

                         Global Balanced Fund - A & B

                            Global Income Fund - A

                       Gold Opportunity Fund (A, B & C)

                            International Investors

                               Gold Fund (A & C)

                            Gold/Resources Fund - A

                          U.S. Government Money Fund



                          Your Investment Dealer is:
                       --------------------------------



            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. BOX 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653

                     [LOGO OF VAN ECK GLOBAL APPEARS HERE]

           This prospectus is good until 4/30/97 unless superceded.


                          ---------------------------
                               -----------------
                                  May 1, 1996
                               -----------------

                                    VAN ECK
                               -----------------
                                    GLOBAL
                               -----------------
                                     FUNDS
                               -----------------
                                  PROSPECTUS
                               -----------------


                            GLOBAL HARD ASSETS FUND

                             GLOBAL BALANCED FUND

                              ASIA DYNASTY FUND

                           ASIA INFRASTRUCTURE FUND

                              GLOBAL INCOME FUND

                          ---------------------------


                     [LOGO OF VAN ECK GLOBAL APPEARS HERE]

PROSPECTUS                                                 APRIL   , 1996

                         VAN ECK GOLD AND MONEY FUNDS
-------------------------------------------------------------------------------
 The Van Eck Gold and Money Funds (the "Funds") each has a specific investment objective. The Funds are managed by Van Eck Associates Corporation (the "Adviser"), 99 Park Avenue, New York, N.Y. 10016 . Account Assistance: (800)
                                   544-4653

                                  GOLD FUNDS

See "Purchase of Shares--Alternative Purchase Arrangements" on page 29 herein to determine your purchase options for Funds offering two classes of shares.

INTERNATIONAL INVESTORS GOLD FUND (CLASS A AND CLASS C) ("INTERNATIONAL INVESTORS")--seeks long-term capital appreciation, while retaining freedom to take current income into consideration. The Fund has concentrated its investments in gold mining shares since 1968 and has investments in other worldwide companies and industries.

GOLD OPPORTUNITY FUND (CLASS A, CLASS B AND CLASS C)--seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals and in other assets whose value is related to the value of precious metals.

GOLD/RESOURCES FUND (CLASS A)--seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal. Current income is not a consideration. This Fund will not invest in the securities of South African issuers.

GLOBAL HARD ASSETS FUND (CLASS A, CLASS B AND CLASS C)--seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Income is a secondary consideration.

Investors should be aware that an investment in the Gold Opportunity Fund and Global Hard Assets Fund have greater investment risk than many mutual funds. The Funds intend to engage in a number of investment activities including borrowing for investment purposes (i.e., engage in leveraging), making short sales of securities (i.e., make sales of securities the Fund does not own), investing in countries with emerging securities markets and economies and investing in restricted securities, securities of unseasoned issuers and non-readily marketable securities. These investment activities are considered to be speculative and could result in additional cost and investment risk to the Funds. Consequently, the Funds are not intended to be a complete investment and are intended for those investors who can assume greater risk with respect to a portion of their investment portfolio. Further information on the Funds and these activities is provided under "Risk Factors" on pages 17-27 and investors should read this material carefully.

                                  MONEY FUND

U.S. GOVERNMENT MONEY FUND--seeks safety of principal, daily liquidity and current income by investing in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. OF COURSE, THE FUND'S SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 NET ASSET VALUE OR THAT THE FUND'S NET ASSET VALUE WILL NOT FLUCTUATE.

                               ---------------

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus sets forth concisely information about the Funds that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information dated April   , 1996 about the Funds has
been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF
CONTENTS  PAGE
--------------------------------------------------------------------------------

Transaction Data............................................................   3

Financial Highlights........................................................   4

The Trust...................................................................   9

Investment Objectives and Policies..........................................   9

Risk Factors................................................................  17

Limiting Investment Risks...................................................  28

Purchase of Shares..........................................................  28

Exchange Privilege..........................................................  36

Dividends and Distributions.................................................  38

Tax-Sheltered Retirement Plans..............................................  39

Investment Programs.........................................................  39

Redemption of Shares........................................................  40

Management..................................................................  41

Plan of Distribution........................................................  45

Advertising.................................................................  46

Taxes.......................................................................  47

Description of the Trust....................................................  47

Additional Information......................................................  48

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares."

                                                                                       GOLD/
                       INTERNATIONAL                                                 RESOURCES
                         INVESTORS                  GOLD OPPORTUNITY FUND**            FUND
                   ----------------------------  ---------------------------------  ------------
                     CLASS A         CLASS C       CLASS A     CLASS B  CLASS C       CLASS A
                   ------------     -----------  ------------  ------- -----------  ------------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases (as
 a percent of
 offering price).          5.75%              0%         5.75%                   0%         5.75%
                           ====                                                             ====
 +Contingent
 Deferred Sales
 or Redemption
 Charge..........                          1.00%            0%                1.00%
                                           ====          ====                 ====
ANNUAL FUND
OPERATING
EXPENSES:
(as a percentage
of average net
assets)
 Management Fees.           .75%            .75%         1.00%                1.00%          .75%
 12b-1
 Fees/Shareholder
 Servicing Fees*.             0%           1.00%          .50%                1.00%          .25%
 Administration
 Fee.............           .25%            .25%            0%                   0%          .25%
 Other Expenses..           .27%            .27%          .56%                 .58%          .39%
                           ----            ----          ----                 ----          ----
  Transfer and
  Dividend
  Disbursing.....  .19%             .19%         .15%                  .17%         .20%
  Custodian Fees.  .03%             .03%         .12%                  .12%         .04%
  Other Expenses.  .05%             .05%         .29%                  .29%         .15%
                   ---              ---          ---                   ---          ---
 Total Fund
 Operating
 Expenses........          1.27%***        2.27%         2.06%                2.58%         1.64%***
                           ====            ====          ====                 ====          ====
EXAMPLE: You
would bear the
following
expenses on a
$1,000 investment
assuming (1) 5%
annual return and
(2) redemption at
the end of each
time period
 1 year..........       $ 69.69          $33.01       $ 77.20               $36.11       $ 73.22
 3 years.........       $ 95.46          $70.93       $118.36               $80.25       $106.25
 5 years++.......       $123.19          $  --        $   --                $  --        $141.54
 10 years++......       $202.07          $  --        $   --                $  --        $240.69
                                                      U.S.
                                                   GOVERNMENT
                    GLOBAL HARD ASSETS FUND**      MONEY FUND
                   ------------------------------- ----------
                    CLASS A    CLASS B  CLASS C
                   ----------- ------- -----------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases (as
 a percent of
 offering price).        4.75%                  0%       0%
                                                      ====
 +Contingent
 Deferred Sales
 or Redemption
 Charge..........           0%               1.00%
ANNUAL FUND
OPERATING
EXPENSES:
(as a percentage
of average net
assets)
 Management Fees.        1.00%               1.00%     .50%
 12b-1
 Fees/Shareholder
 Servicing Fees*.         .50%               1.00%     .25%
 Administration
 Fee.............           0%                  0%       0%
 Other Expenses..         .56%                .58%     .37%
                         -----               -----    ----
  Transfer and
  Dividend
  Disbursing.....   .15%                .17%       .12%
  Custodian Fees.   .12%                .12%       .06%
  Other Expenses.   .29%                .29%       .19%
                    ---                ----        ---
 Total Fund
 Operating
 Expenses........        2.06%               2.58%    1.12%
                         ====                ====     ====
EXAMPLE: You
would bear the
following
expenses on a
$1,000 investment
assuming (1) 5%
annual return and
(2) redemption at
the end of each
time period
 1 year..........                                  $ 11.42
 3 years.........                                  $ 35.60
 5 years++.......                                  $ 61.69
 10 years++......                                  $136.32

 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front end sales charge permitted by the NASD .
 ** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 *** The Total Fund Operating Expenses for International Investors (Class A) and Gold/Resources Fund (Class A) are greater than those presented in the Financial Highlights due to the addition of the Administration Fee effective July 25, 1994.

   + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 6% during the first year to 0% after the sixth year. Redemption Charge on Class C shares of 1% is applied to the lesser of purchase price or net asset value at redemption. The charge is imposed on such amount which is redeemed within one year of purchase.
  ++ The 5 and 10 year expenses are not required of those Funds in operation for a period of less than 10 months.

Total Fund Operating Expenses are the actual annual operating expenses, before fee waivers or expense reimbursements, if any, of International Investors Gold Fund-A, International Investors Gold Fund-C, Gold/Resources Fund-A, Global Hard Assets Fund-A, Global Hard Assets Fund-C and U.S. Government Money Fund for the year ended December 31, 1995 and of Global Opportunity Fund-A and Global Opportunity Fund-C for the period ended December 31, 1995. Operating expenses for Gold Opportunity Fund-B and Global Hard Assets Fund-B assume $30,000,000 in net assets and are estimates.

The above examples should not be considered a representation of past or future expenses or investment return. Actual expenses may be greater or less than those shown. Information regarding management fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years through December 31, 1991. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended December 31 whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                     INTERNATIONAL INVESTORS GOLD FUND (CLASS A)**
                           --------------------------------------------------------------------------------------------------------
                                                                Year Ended December 31,
                           --------------------------------------------------------------------------------------------------------
                                1995        1994      1993      1992      1991      1990     1989*     1988*      1987       1986
                           ---------------------------------  --------  --------  --------  --------  -------- ----------  --------
Net Asset Value,
Beginning of Year......            $        $16.08    $ 7.81    $11.29    $11.32    $16.38    $11.30    $15.29     $12.04    $ 9.48
                           -------------- --------  --------  --------  --------  --------  --------  --------  ---------  --------
Income from Investment
Operations:
 Net Investment Income.                       0.19      0.14      0.17      0.16      0.26      0.32      0.34       0.48      0.43
 Net Gains or Losses on
 Securities
 (both realized and
 unrealized)...........                      (0.36)     8.70     (3.44)     0.13     (4.67)     5.39     (3.69)      3.72      2.73
                           -------------- --------  --------  --------  --------  --------  --------  --------  ---------   --------
Total from Investment
Operations.............                      (0.17)     8.84     (3.27)     0.29     (4.41)     5.71     (3.35)      4.20      3.16
                           -------------- --------  --------  --------  --------  --------  --------  --------  ---------   --------
Less Distributions:....
 Dividends from net
 investment income
 (a)(b)................                      (0.18)    (0.13)    (0.12)    (0.17)    (0.25)    (0.31)    (0.29)     (0.42)    (0.40)
 Distributions from
 capital gains.........                      (0.52)    (0.44)    (0.09)    (0.15)    (0.40)    (0.32)    (0.35)     (0.53)    (0.20)
                           -------------- --------  --------  --------  --------  --------  --------  --------  ---------   --------
Total Distributions....                      (0.70)    (0.57)    (0.21)    (0.32)    (0.65)    (0.63)    (0.64)     (0.95)    (0.60)
                           -------------- --------  --------  --------  --------  --------  --------  --------  ---------   --------
Net Asset Value, End of
Year...................            $        $15.21    $16.08    $ 7.81    $11.29    $11.32    $16.38    $11.30     $15.29    $12.04
                           ============== ========  ========  ========  ========  ========  ========  ========  =========   ========
Total Return (d).......                 %   (1.04%)  113.41%   (29.09%)    2.56%   (27.00%)   51.30%   (22.00%)     34.70%   34.00%
Ratios/Supplementary
Data...................
 Net Assets, End of
 Year (000)............            $      $634,808  $706,171  $360,177  $568,859  $611,401  $924,110  $712,078 $1,040,381  $824,386
 Ratio of Expenses to
 Average Net Assets....                 %    1.15%     1.12%     1.18%     1.17%     0.97%     0.88%     0.83%       0.71%    0.86%
 Ratio of Net Income
 (Loss) to Average Net
 Assets (c)............                 %    1.23%     1.13%     1.72%     1.41%     1.83%     2.38%     2.67%       3.34%    4.73%
 Portfolio Turnover
 Rate..................                 %    7.08%     7.20%     2.30%     2.20%     2.10%     3.50%     5.30%       1.00%    3.10%
------------------
(a) Net of foreign taxes withheld (the
    entire
    amount, except for 1988--$.05,
    1989--
    $.06, 1990--$.06, 1991--$0.03, 199
    --$.04, 1993--$.05 and 1994--$.07
    must be included in income and may
    be taken
    as a deduction or credit by the
    shareholder for Federal income tax
    purposes; the balances of the 1988,
    1989, 1990 and 1991 amounts are
    attributable to South African taxes withheld for which
    a deduction was taken by the
    Fund).............          $.07     $.07      $.05      $.04      $.03      $.07      $.07      $.06        $.07     $.05
(b) Includes net equalization credits of approximately $.15 a share for the year ended December 31, 1985.
(c) Net investment income for this purpose includes foreign taxes withheld.
(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(e) Based on average shares outstanding.
  + From October 14, 1994 (initial offering of Class C shares).
 ++ Annualized.
 *  Certain per share amounts have been reclassified.
**  International Investors became a series of the Trust on April 30, 1991 pursuant to the reorganization of International Investors Incorporated, a
    Delaware corporation, as a series of the Trust.

                                                   (Class C)
                                                ---------------
                                                  1995   1994+
                                                -------- ------
Net Asset Value,
Beginning of Year......                          $      $17.56
                                                ------- -------
Income from Investment
Operations:
 Net Investment Income.                                   0.04(e)
 Net Gains or Losses on
 Securities
 (both realized and
 unrealized)...........                                  (1.78)
                                                -------- ------
Total from Investment
Operations.............                                  (1.74)
                                                -------- ------
Less Distributions:....
 Dividends from net
 investment income
 (a)(b)................                                  (0.17)
 Distributions from
 capital gains.........                                  (0.52)
                                                -------- ------
Total Distributions....                                  (0.69)
                                                -------- ------
Net Asset Value, End of
Year...................                         $        $15.13
                                                ======== ======
Total Return (d).......                                %  (9.9%)
Ratios/Supplementary
Data...................
 Net Assets, End of
 Year (000)............                         $        $ 430
 Ratio of Expenses to
 Average Net Assets....                                %  2.27%++
 Ratio of Net Income
 (Loss) to Average Net
 Assets (c)............                                %  1.25%++
 Portfolio Turnover
 Rate..................                                %  7.08%
------------------
(a) Net of foreign taxes withheld (the
    entire
    amount, except for 1988--$.05,
    1989--
    $.06, 1990--$.06, 1991--$0.03, 1992
    --$.04, 1993--$.05 and 1994--$.07
    must be included in income and may
    be taken
    as a deduction or credit by the
    shareholder for Federal income tax
    purposes; the balances of the 1988,
    1989, 1990 and 1991 amounts are
    attributable to South African taxes withheld for which
    a deduction was taken by the
    Fund).............                              $.06  $.07
(b) Includes net equalization credits of approximately $.15 a share for the year ended December 31, 1985.
(c) Net investment income for this purpose includes foreign taxes withheld.
(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(e) Based on average shares outstanding.
  + From October 14, 1994 (initial offering of Class C shares).
 ++ Annualized.
 *  Certain per share amounts have been reclassified.
**  International Investors became a series of the Trust on April 30, 1991 pursuant to the reorganization of International Investors Incorporated, a
    Delaware corporation, as a series of the Trust.


See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995.

                                                        GOLD/RESOURCES FUND (CLASS A)
                          ------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990      1989     1988      1987   1986+(E)
                          --------  --------  --------  --------  --------  --------  -------- --------  -------- --------
Net Asset Value,
 Beginning of Period....  $         $   6.34  $   3.56  $   3.73  $   3.90  $   5.33  $   4.49 $   5.72  $   3.90 $  3.08
                          --------  --------  --------  --------  --------  --------  -------- --------  -------- -------
Income from Investment
 Operations:
 Net Investment Income
  (Loss)................               (0.02)   (0.014)    0.002     0.010     0.025     0.002     0.01      0.02     --
 Net Gains or Losses on
  Securities (both
  realized and
  unrealized)...........               (0.97)    2.794    (0.170)   (0.169)   (1.430)    0.846    (1.23)     1.82    0.82
                          --------  --------  --------  --------  --------  --------  -------- --------  -------- -------
Total from Investment
 Operations.............               (0.99)    2.780    (0.168)   (0.159)   (1.405)    0.848    (1.22)     1.84    0.82
                          --------  --------  --------  --------  --------  --------  -------- --------  -------- -------
Less Distributions:
Dividends from Net
 Investment Income (a)..       --        --        --      0.002     0.011     0.025     0.008     0.01      0.02     --
                          --------  --------  --------  --------  --------  --------  -------- --------  -------- -------
Net Asset Value, End of
 Period.................  $         $   5.35  $   6.34  $   3.56  $   3.73  $   3.90  $   5.33 $   4.49  $   5.72 $  3.90
                          ========  ========  ========  ========  ========  ========  ======== ========  ======== =======
---------------------------------------------------------------------------------------------------------------------------
Total Return (b)........    (    %)   (15.6%)   78.09%    (4.50%)   (4.07%)  (26.36%)   18.90%  (21.30%)   47.30%  26.38%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $         $186,091  $211,450  $114,257  $136,288  $175,171  $252,860 $228,558  $252,717 $38,691
Ratio of Expenses to
 Average Net
 Assets (c).............         %     1.52%     1.39%     1.57%     1.62%     1.44%     1.48%    1.39%     1.27%   1.52%*
Ratio of Net Income
 (Loss) to Average Net
 Assets (d).............              (0.30%)   (0.29%)    0.07%     0.27%     0.57%     0.04%    0.23%     0.39%  (0.02%)*
Portfolio Turnover Rate.         %    13.75%     7.79%     0.93%     7.89%    12.12%     4.17%    1.59%     1.99%     --

--------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992, $.0080 for 1991, $.0083 for 1990, $.0070 for 1989,
    $.0051 for 1988 and $.0237 for 1987.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the year and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) Had the Adviser not reimbursed expenses, the 1986 expense ratio would have been 1.55%.
(d) Net investment income for this purpose includes foreign tax withheld.
(e) Adjusted for 200% stock dividend paid in September 1987.
 *  Annualized.
 +  From February 15, 1986 (commencement of operations) to December 31, 1986.

See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                  GOLD OPPORTUNITY FUND
                                           ------------------------------------
                                                CLASS A           CLASS C
                                           ----------------- ------------------
                                            FOR THE PERIOD
                                                JANUARY        FOR THE PERIOD
                                              9, 1995(A)     JANUARY 9, 1995(A)
                                                  TO                 TO
                                           DECEMBER 31, 1995 DECEMBER 31, 1995
                                           ----------------- ------------------
Net Asset Value, Beginning of Period......     $                  $
                                               --------           --------
Income from Investment Operations:
 Net Investment Income....................
 Net Losses on Investment (both realized
 and unrealized)..........................
                                               --------           --------
Total from Investment Operations..........
                                               --------           --------
Less Distributions:
 Dividends from Net Investment Income.....
                                               --------           --------
Net Asset Value, End of Period............     $                  $

                                               ========           ========
Total Return (b)..........................

-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000)...........     $                  $
Ratio of Expenses to Average Net Assets
(c).......................................
Ratio of Net Investment Income to Average
Net Assets................................
Portfolio Turnover Rate...................

--------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) The expense ratios for Class A shares and Class C shares would have been
      % and   %, respectively if the expenses were not assumed by the Adviser.

 *  Annualized.

See Notes to Financial Statements set forth in the Fund's Annual Report for the period ended December 31, 1995.

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                               GLOBAL HARD ASSETS FUND
                          -----------------------------------------------------------------
                                      CLASS A                          CLASS C
                          -------------------------------- --------------------------------
                                         FOR THE PERIOD                   FOR THE PERIOD
                           YEAR ENDED  NOVEMBER 2, 1994(A)  YEAR ENDED  NOVEMBER 2, 1994(A)
                          DECEMBER 31,         TO          DECEMBER 31,         TO
                              1995      DECEMBER 31, 1994      1995      DECEMBER 31, 1994
                          ------------ ------------------- ------------ -------------------
Net Asset Value, Begin-
 ning of Period.........                     $  9.53                          $  9.53
                                             -------           ---            -------
Income from Investment
 Operations:
 Net Investment Income..                        .010                             0.01
 Net Losses on Invest-
  ment (both realized
  and unrealized).......                      (0.115)
                                                                                (0.12)
                                             -------           ---            -------
Total from Investment
 Operations.............                      (0.105)                           (0.11)
                                             -------           ---            -------
Less Distributions:
 Dividends from Net
 Investment Income......                      (0.015)                            (.01)
                                             -------           ---            -------
Net Asset Value, End of
 Period.................                     $  9.41                          $  9.41

                                             =======           ===            =======
Total Return (b)........                      (1.10%)                          (1.20%)

-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Pe-
riod (000)..............                     $ 1,419                          $     8
Ratio of Expenses to Av-
erage Net Assets (c)....                       0.15% *                          0.56% *
Ratio of Net Investment
Income to Average Net
Assets..................                       0.84% *                          0.53% *
Portfolio Turnover Rate.                          0%                               0%

--------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) The expense ratios for Class A shares and Class C shares would have been 3.40% and 39.49%, respectively if the expenses were not assumed by the Adviser.
 *  Annualized.

See Notes to Financial Statements set forth in the Fund's Annual Report for the period ended December 31, 1995.

                       FINANCIAL HIGHLIGHTS--(CONCLUDED)

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years through December 31, 1991. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended December 31 whose reports thereon appear in the Funds' Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                               U.S. GOVERNMENT MONEY FUND
                          ----------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------
                          1995   1994     1993     1992     1991     1990     1989     1988     1987     1986+
                          ----- -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....  $     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ----- -------  -------  -------  -------  -------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..         0.0311   0.0183   0.0220   0.0456   0.0685   0.0748   0.0594   0.0492   0.0427
Less Distributions:
 Dividends From Net In-
  vestment Income.......        (0.0311) (0.0183) (0.0220) (0.0456) (0.0685) (0.0748) (0.0594) (0.0492) (0.0427)
                          ----- -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................  $     $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ===== =======  =======  =======  =======  =======  =======  =======  =======  =======
----------------------------------------------------------------------------------------------------------------
Total Return............      %   3.11%    1.83%    2.20%    4.56%    6.85%    7.48%    5.94%    4.92%    4.27%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $     $47,078  $31,109  $24,853  $35,287  $43,353  $47,620  $51,840  $45,126  $10,420
Ratio of Expenses to
 Average Net Assets (a).      %   1.12%    1.24%    1.44%    1.30%    1.17%    1.26%    0.80%    0.89%    1.16%*
Ratio of Net Income to
 Average Net Assets.....      %   3.07%    1.83%    2.25%    4.61%    6.82%    7.47%    5.95%    5.07%    4.75%*

--------
 +  From February 15, 1986 (commencement of operations) to December 31, 1986.
(a) Had the Adviser not waived management fees, the 1989, 1988, 1987 and 1986 expense ratios would have been 1.31%, 1.30%, 1.39% and 1.66%, respectively.
 *  Annualized.

See Notes to Financial Statements set forth in the Fund's Annual Report for the year ended December 31, 1995.

                                   THE TRUST

Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Van Eck Gold and Money Funds are:
International Investors Gold Fund, Gold/Resources Fund, Gold Opportunity Fund, Global Hard Assets Fund and U.S. Government Money Fund (the "Funds"). International Investors Gold Fund, Gold/Resources Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940 ("1940 Act'). A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities, which for the purpose of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer (see "Description of the Trust"). Gold Opportunity Fund and Global Hard Assets Fund are classified as "non-diversified", which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, to meet federal tax requirements for qualification as a regulated investment company, the Fund, in addition to meeting other qualification requirements, must, in general, limit its investments so that at the close of each quarter of its taxable year (i) no more than 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's total assets, no more than 5% of its total assets at the time of purchase are invested in the securities of a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer. The Funds are open-end management investment companies. Each of the Funds is a separate series of the Trust. Class A shares of International Investors Gold Fund, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund are denoted with the suffix-A (e.g., Gold Opportunity Fund-A), Class B shares with the suffix-B (e.g., Gold Opportunity Fund-B) and Class C Shares with the suffix-C (e.g., Gold Opportunity Fund-C).

The Adviser to the Funds is also Adviser to each of the following mutual funds: Asia Dynasty Fund, Global Balanced Fund, Global Income Fund and Asia Infrastructure Fund. These mutual funds, together with the Funds, are hereinafter referred to as the "Van Eck Group of Funds."

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. Investors should understand that, despite the best efforts of the Adviser, there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.

INTERNATIONAL INVESTORS GOLD FUND ("INTERNATIONAL INVESTORS")

OBJECTIVE:

International Investors' primary investment objective is long-term capital appreciation by investing in common stocks of gold mining companies, while retaining freedom to take current income into consideration in selecting investments. It may invest in that industry up to 100% of the value of its assets. However, in some future period or periods due to adverse market conditions, the Fund may temporarily have less than 25% of the value of its assets invested in that industry.

REASONS FOR OBJECTIVE:

International Investors believes securities of gold mining companies offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values. Recent history indicates that governments of many leading industrial nations have persistently pursued policies which may have long-term inflationary consequences. These policies, especially the long-term increases in government deficits and high rates of growth of monetary reserves and credit, along with other factors such as increases in wage and benefit payments exceeding increases in productivity, have been major factors in the inflationary cycles experienced over the past twenty-five years in the United States and abroad. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for gold and securities of gold mining companies tends to increase and during periods of decelerating inflation and currency stability, it tends to decrease. Other uncertain and unstable political and social conditions have also stimulated demand for gold. The Fund believes that the accelerating growth of monetary reserves and credit in major industrial markets may have favorable effects on gold and gold mining share prices.

The five largest gold producing countries are South Africa, the United States, Australia, CIS (former U.S.S.R.) and Canada. Although investing in securities of issuers engaged in the mining of gold and in foreign issuers may involve special considerations and additional investment risks (see "Risk Factors," below), management believes that selective investment in such securities may offer a greater return than shares of domestic industrial issuers. Also, since the market action of gold mining shares has tended to move against or independently of the market trend of industrial shares, the addition of gold mining shares to a portfolio may increase the return and may reduce overall fluctuations in portfolio value. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program. There is, of course, no assurance that the opinion of management will prevail, that the Fund will in fact achieve its objectives or that gold mining shares will continue to move against or independently of the market and of industrial shares.

POLICIES:

The Fund's policy is to concentrate its investments in common stocks of gold mining companies, and will normally have at least 25% of its assets invested in that industry. Additionally, it is the Fund's policy to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities. The Fund does not concentrate its investments in any industry other than the gold mining industry. Under normal conditions, the Fund's policy is to select investments so that over 50% of the value of its assets will be securities of foreign companies. Under unusual economic, political or financial conditions, it may temporarily place a substantial portion (no more than 75%) of its investments in debt or equity securities issued by foreign companies, debt obligations of one or more foreign governments and/or United States Treasury securities. Debt securities invested in by the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by Standard & Poor's Corporation or Moody's Investors Service ("S&P" and "Moody's," respectively) or, if unrated, to be of comparable quality in the judgment of the Adviser. The Fund may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions in amounts up to an aggregate of 10% of the value of the Fund's assets. However, the Fund has not within the past year had, nor does it currently intend to have, more than 5% of its assets invested in repurchase agreements at any one time.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments, changes in supply and demand and other economic factors.

The Fund may invest up to 12 1/2% of its total assets in gold and silver coins which are legal tender in the country of issue, such as the United States Eagle and the Canadian Maple Leaf, and in gold and silver bullion.

Since coins and bullion do not generate any investment income, the sole source of return to the Fund from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent they are sold at a loss. The Fund incurs custody costs in storing gold bullion and coins.

These policies are fundamental policies which may be changed only by the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

The Fund may, for hedging purposes, invest up to 5% of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. This policy, adopted by the Board of Trustees, may be changed without shareholder approval. The Fund may purchase call options for the purpose of acquiring the underlying securities for its portfolio. The Fund may purchase put options as a defensive technique in order to protect against an anticipated decline in the value of securities held by the Fund. The Fund may also invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase over-the-counter foreign currency options from dealers or banks approved by the Trust's Board of Trustees to hedge securities for which neither domestic nor foreign exchange-traded options exist.

The Fund, under normal circumstances, will maintain investments in issuers located in at least three countries other than the United States.

GOLD/RESOURCES FUND

OBJECTIVE:

Gold/Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective. It is anticipated that the Fund will realize only a nominal amount of current income. Normally, the Fund will have at least 65% of its total assets invested in some combination of securities of companies engaged in gold mining and natural resources activities.

REASONS FOR OBJECTIVE:

The Adviser believes that securities of precious metals and certain natural resources companies offer an opportunity to protect wealth against eroding monetary values. Recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have had long-term inflationary consequences. During periods of accelerating inflation the prices of many precious metals equity securities have risen faster than the rate of inflation and the Adviser believes that they will continue to do so in the future. While inflation has been moderate over the past several years and the price of gold has traded in the $300-$500 range, the Adviser anticipates that inflation and the price of gold will resume on a long-term upward trend with alternating cycles as credit is overexpanded and subsequently tightened. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or a reduction in fluctuations of a portfolio will be achieved. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

POLICIES:

The five largest gold producing countries are South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% of its assets in securities of companies in Canada and the United States which are engaged in gold mining. The Fund will not invest in securities of South African issuers. This is a fundamental policy of the Fund which may be changed only with shareholder approval.

The Fund may invest up to 35% of the value of its total assets in: (a) common stock of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by U.S. or foreign governments and repurchase agreements. For a discussion of other investments, see "Risk Factors."

During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins. Since coins and bullion do not generate any investment income, the sole source of return to the Fund from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent they are sold at a loss. The Fund incurs custody costs in storing gold bullion and coins.

The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of foreign issuers may involve particular investment risks. See "Risk Factors--Foreign Securities."

GOLD OPPORTUNITY FUND

OBJECTIVE:

The Gold Opportunity Fund seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals and in other investments whose value is related to the value of precious metals ("Precious Metals Securities").

POLICIES:

The Adviser believes that investing in Precious Metals Securities (as defined below) offers an opportunity to achieve long-term capital growth and to protect wealth against eroding monetary values. Governments of many leading industrial nations have pursued policies that may have long-term inflationary consequences. These policies, especially long-term increases in government deficits and high rates of growth of monetary reserves and credit, along with other factors such as increases in wage and benefit payments exceeding increases in productivity, have been major factors in the inflationary cycles experienced over the past twenty-five years in the United States and abroad. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for gold and other precious metals tends to increase and during periods of decelerating inflation and currency stability, it tends to decrease. Other uncertain and unstable political and social conditions have also stimulated demand for gold and other precious metals.

The Fund will attempt to achieve its objective by investing in Precious Metals Securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in Precious Metals Securities. Precious Metals Securities include equity securities; preferred stock; convertible debt and equity securities; warrants; options, futures and forward contracts on precious metals and precious metals securities; indexed securities and structured notes on precious metals and precious metals indices; and precious metals bullion and coins. Indexed securities and structured notes are more fully described on
p. 24 under "Risk Factors--Indexed Securities and Structured Notes."

In pursuing an aggressive strategy, the Fund may invest a significant portion of its assets in the securities of smaller companies engaged in the precious metals industry ("Emerging and Marginal Producers") and anticipates that its portfolio turnover rate will be higher than other funds with similar investment objectives but anticipates that it will not exceed 200% annually. In addition, when the Adviser anticipates that the price of Precious Metals Securities may suffer a significant market decline, the Fund may hold cash or invest in high quality money market instruments (as defined below) for defensive purposes. While the Fund expects to do so only temporarily, conditions may arise that cause the Fund to be invested in money market instruments for extended periods. The Fund may also invest in South Africa and in the securities of issuers located in countries with developing markets and economies. In addition, the Fund may borrow up to 30% of its assets for leveraging purposes. The Fund may also make short sales of Precious Metals Securities. While the Adviser believes that the Fund offers a potential for gain, it also may be subject to steep price declines.

Therefore, the Fund is expected to be more volatile and riskier than other funds that invest their assets in securities of larger precious metals issuers, employ a more passive "buy and hold" strategy, invest in countries with more developed economies and markets, have a lower portfolio turnover rate and do not have the ability to leverage their portfolio. In addition, the Fund may invest in foreign securities; warrants; derivatives (including futures contracts, forward contracts, options, swaps and structured notes) on securities, indices, currencies and commodities; precious metals; repurchase agreements; asset-backed securities; make short sales of securities; make direct investments; and lend its portfolio securities, all of which may make the Fund riskier than those Funds which do not engage in such activities. Prospective investors are directed to a more complete discussion of these securities and investment techniques both below and in the section entitled "Risk Factors." The Fund is not intended as a complete investment program, rather Fund shares should be considered as part of an overall investment program. Prospective investors should evaluate personal objectives and other investments when considering purchase of Fund shares. As with all mutual funds, there is no assurance that the Fund will be able to achieve its investment objective.

During periods when, in the Adviser's opinion, a defensive position in the market is appropriate, the Fund may invest without limitation, up to 100% of its total assets, in cash or high quality money market instruments including, but not limited to, certificates of deposit, commercial paper and obligations issued by the U.S. government or any of its agencies or instrumentalities.

The Fund seeks investment opportunities in the world's major stock, bond and commodity markets. The Fund may invest in securities issued anywhere in the world, including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Fund can invest in emerging markets. The Fund may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Market Securities" below.

In addition to the equity securities listed above, the Fund may invest in rights, direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises, and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may, as described below in "Risk Factors" on pages 17-27, invest in derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described below. While there is no limitation on the total percentage of the Fund's assets which may be invested in such derivative securities, the Fund's ability to invest in these securities may be restricted by other policies such as the 15% limitation on illiquid/restricted securities and the 5% limitation on option premiums and initial margin deposits on futures contracts. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. In addition, the Fund may invest in futures and forward contracts and options on precious metals.

The Fund may invest up to 5% of its net assets in warrants and premiums for options on equity securities, equity indices, commodities and commodity indices and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time), securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of the value of its total assets in debt and equity securities which are not Precious Metals Securities, including high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

The assets of the Fund invested in fixed income securities, will consist of securities that are believed by the Adviser to be high grade, that is, rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

GLOBAL HARD ASSETS FUND

OBJECTIVE:

The Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

POLICIES:

The Adviser believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Indexed securities and structured notes are more fully described on p. 24 under "Risk Factors--Indexed Securities and Structured Notes." The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above.

The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Assets and securities of Hard Asset Companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

The Adviser believes the Fund may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other Hard Asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Fund. Hard Asset Companies' equities are affected by many factors, including movements in the overall stock market, inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The Fund seeks investment opportunities in the world's major stock, bond and commodity markets. The Fund may invest in securities issued anywhere in the world, including the United States. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Fund can invest in emerging markets. The Fund may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Market Securities" below.

The equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may, as described below in "Risk Factors," invest in derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described below. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset of Hard Asset Companies and other issuers and equity securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

LOW RATED DEBT SECURITIES: The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by Standard & Poor's Corporation ("S&P") or Caa by Moody's Investors Service, Inc. ("Moody's"). These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

The assets of the Fund invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Adviser to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated ""Prime-1'' or ""A-1'' by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.

During periods when the Adviser expects adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

FACTORS AFFECTING GLOBAL HARD ASSETS FUND:

REAL ESTATE SECURITIES

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increase in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken not to invest more than 15% of its assets in securities of REITs which are NOT self-managed or self-administered. To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Fund once such laws are no longer in effect.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

U.S. GOVERNMENT MONEY FUND

OBJECTIVES:

U.S. Government Money Fund seeks safety of principal, daily liquidity and current income by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the "full faith and credit" of the U.S. Government.

POLICIES:

Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration. The Fund may from time to time invest, without limitation, in repurchase agreements collateralized by such securities. As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

The Fund follows an operating policy in order to maintain, pursuant to an SEC rule, a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis. Although the Fund's fundamental policy allows it to invest, with respect to 25% of its assets, more than 5% in any one issuer (other than U.S. Government securities), it may do so only if the Rule is amended in the future. All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase and have been determined to be of high quality, with minimal credit risk, by the Adviser acting under the supervision of the Board of Trustees of the Trust. The Fund also maintains an average-weighted portfolio maturity of 90 days or less.

                                 RISK FACTORS

Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund may invest up to 5% of assets at the time of purchase in warrants. With respect to Gold/Resources Fund, of this 5%, not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Gold/Resources Fund and Gold Opportunity Fund may invest up to 5% of assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. Gold/Resources Fund, International Investors, Gold Opportunity Fund and Global Hard Assets Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities, invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers; and may buy and sell commodity futures contracts on precious metals and on precious metals indices and may write, purchase or sell covered put and call options thereon.

Since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Funds will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, any dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments.

Investors should be aware that some of the securities in which the Funds may invest, such as structured or indexed notes, swaps and foreign securities pose additional risks. These instruments may be subject to periods of extreme volatility, illiquidity and may be difficult to value. Despite these risks, these instruments may offer unique investment opportunities.

FOREIGN SECURITIES

International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund may purchase securities of foreign issuers. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange controls, less publicly available information, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies, and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Fund. In addition, some foreign securities in which a Fund may invest may be denominated in foreign currencies, and since a Fund may temporarily hold funds in foreign currencies, the value of the assets of a Fund (and thus its net asset value) will be affected by changes in currency exchange rates. Transactions in the securities of foreign issuers may be subject to settlement delays.

Investments of these Funds may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries (such as, Singapore, Brazil and Mexico) involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

International Investors, Gold Opportunity Fund and Global Hard Assets Fund may invest in South African issuers. Political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Funds' investments and, under certain conditions, on the liquidity of the Funds' portfolio and their ability to meet shareholder redemption requests. The ability of the Funds to invest, or hold their investments, in South African companies may be further affected by changes in United States or South African laws or regulations.

In addition to investing directly in the securities of United States and foreign issuers, International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund may also invest in American Depositary Receipts (ADRs). European Depositary Receipts (EDRs), American Depositary Shares (ADRSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies--see "Investment Restrictions" in the Statement of Additional Information). ADRs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank or trust company. Generally, ADRs, in registered form, are designed for use in United States securities markets.

Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Transactions in the securities of foreign issuers may be subject to settlement delays. Dividend collection fees on foreign securities and ADR's are generally higher than on U.S. securities, and dividends and interest may be subject to foreign withholding tax at the source which may or may not be permitted to be passed through to U.S. shareholders. See "Taxes" in the Prospectus and "Risks in Investing in Foreign Securities" in the Statement of Additional Information.

PRECIOUS METALS--INTERNATIONAL INVESTORS, GOLD/RESOURCES FUND, GOLD OPPORTUNITY FUND AND GLOBAL HARD ASSETS FUND

International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins generally, moves correspondingly with the price of bullion in that the value of the coins is based on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in a Funds portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is generally assured since they are readily saleable to dealers which maintain markets in such coins. International Investors and Gold/Resources Fund maintain their precious metal coins and bullion with Bankers Trust Company, New York, or Delaware Trust Company. Gold Opportunity Fund and Global Hard Assets Fund will maintain its precious metal coins and bullion with Wilmington Trust Company.

Precious metals trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from gains resulting from selling precious metals or any other physical commodity. The Funds may be required, therefore, to hold their precious metals or sell them at a loss, or to sell their portfolio securities at a gain, when it would not otherwise do so for investment reasons.

Investments in physical commodities could present concerns, including practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses. When a precious metal is purchased, the Adviser currently intends that it will only be in a form that is readily marketable and that it will be delivered to and stored with Bankers Trust Company, Delaware Trust Company or Wilmington Trust Company. Investments in bullion earn no investment income and may involve higher custody and transaction costs than investments in securities.

During the calendar year 1995, the closing price of a fine troy ounce of gold ranged from a low of $373.00 to a high of $396.70. During the same period, the closing price of a troy ounce of silver ranged from a low of $4.42 to a high of $6.04.

EMERGING MARKETS SECURITIES

Investments of the Funds (other than the U.S. Government Money Fund) may be made in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future. Certain of these markets have only existed or been available to investment by foreign nationals for a limited period of time.

Many of these emerging markets limit the percentage foreign investors, such as the Funds, may own of their domestic issuers by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and in some markets may be convertible into local shares. Foreign shares may, among other things, be subject to restrictions on the right to receive dividends and other distributions, and may have limited voting and other rights. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in some cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically over a very short period, causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number, foreign shares may, at times, not be available for purchase by the Fund or the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase or premiums are excessive and, when in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. In addition, limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

EMERGING AND MARGINAL PRODUCERS

The term "Emerging Producers" refers to issuers of Precious Metals Securities which are in the early stages of developing newly discovered ore bodies. "Marginal Producers" are those that have a high degree of operating leverage or marginal profitability at current precious metals price levels. While these companies offer a greater potential for gain during periods of rising prices, they are subject to steeper declines during periods of stable or declining prices. These companies tend to be less well capitalized, have limited access to capital, higher debt-to-equity ratios and pose greater risk of insolvency; tend to be less liquid during market imbalances and more difficult to value than securities of larger, more established companies; and often are subject to higher transaction costs.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Since some foreign securities in which the International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund may invest may be denominated in foreign currencies, and since the Funds may temporarily hold foreign currencies, the value of the assets of these Funds (and thus their net asset values) may be affected by changes in currency exchange rates. The Funds' performance will be less favorable if foreign currency exchange rates move adversely relative to the U.S. Dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The

Funds may use forward currency contracts to hedge the U.S. Dollar value of a security which they already own. A forward currency contract may thus help reduce the Funds' losses on a security when a foreign currency's value changes. The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds enter into hedging transactions to attempt to moderate currency fluctuations. However, the Funds will invest in securities, including short-term obligations, denominated in a range of foreign currencies and the value of the Funds will be affected by changes in currency exchange rates. See "Currency Swaps," "Futures Contracts," "Options" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

SWAPS

Gold Opportunity Fund and Global Hard Assets Fund may enter into currency swaps solely for hedging purposes. Global Hard Assets may also enter into asset swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Asset swaps are similar to currency swaps in that the performance of one Hard Asset (e.g. gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

Gold/Resources Fund may for hedging purposes only, invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options (a type of derivative) on domestic and foreign securities, foreign currencies and stock, bond and commodity indices, and for hedging purposes only, may invest in call and put options on commodities, and financial futures contracts and commodity futures contracts.

International Investors, Gold Opportunity Fund and Global Hard Assets Fund may for hedging and other purposes (such as creating synthetic positions) invest up to 5% of their total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock, bond and commodity indices, commodities, financial futures contracts and commodity futures contracts. These policies may be changed without shareholder approval.

As the holder of a call or put option, the Funds pay a premium and have the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or a short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Funds will lose their premium payment. The Funds may, with respect to options they have purchased, sell them, exercise them or permit them to expire.

Gold Resources Fund, International Investors, Gold Opportunity Fund and Global Hard Assets Fund may write, without limit, call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Funds must sell (in the case of a written call option) or buy (in the case of written put option) the underlying instrument at the exercise price. The Funds may write only covered put and call options. A covered call option, which is a call option with respect to which the Funds owns the underlying instrument, sold by the Funds exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying futures contract or to possible continued holding of a futures contract which might otherwise have been sold to protect against depreciation in the market price of the futures contract. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options to hedge securities or currencies for which neither domestic nor foreign exchange-traded options exist from dealers or banks approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter transactions are two party contracts with price and terms negotiated by the buyer and seller and are generally considered illiquid.

FUTURES CONTRACTS

Gold/Resources Fund may, for hedging purposes only, buy and sell financial futures contracts, a type of derivative, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts and may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices.

International Investors, Gold Opportunity Fund and Global Hard Assets Fund may, for hedging and other purposes (such as creating synthetic positions), buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts, foreign currency futures contracts and commodity futures contracts including futures contracts on commodity indices. The Funds will segregate with the custodian, among other things, cash and/or other liquid securities so that they are not leveraged in excess of applicable limits. See "Borrowing and Leverage" below.

A security or interest-rate futures contract is an agreement to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. A lack of correlation between the hedging instrument and the asset being hedged may expose the Fund to additional risk. The Funds do not currently intend to use futures on bond indices to hedge more than 5% of their portfolio.

When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index, commodity or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation they may have under the contract.

The Funds will not commit more than 5% of their total assets to initial margin deposits on futures contracts and premiums on options on futures contracts except that margin deposits for futures positions entered into for BONA FIDE hedging purposes, as defined in the Commodity Exchange Act are excluded from the 5% limitation.

In establishing a position in a futures contract, which may be a long or short position, appropriate high grade liquid assets, such as U.S. Government securities or cash will be segregated with the Custodian, as may be required, to ensure that the position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange. When imposed by an Exchange, such price fluctuation limits may prevent the Fund from being able to close out a position. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. (See "Risk Factors--Foreign Securities").

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Gold/Resources Fund, International Investors, Gold Opportunity Fund and Global Hard Assets Fund may use options and futures contracts as part of various hedging techniques and strategies.

To protect against anticipated declines in the value of investment holdings, Gold/Resources Fund and International Investors may use options, futures and forward contracts and Gold Opportunity Fund and Global Hard Assets Fund may use options, forward and futures contracts, structured notes, swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations. One defensive technique involves selling a futures contract or forward contract, purchasing a put option or entering into a swap agreement whose value is expected to be inversely related to the asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures or forward contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

The Funds may hedge against changes in the value of the U.S. Dollar in relation to a foreign currency in which portfolio securities may be denominated. A Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. Dollar. Last, where a Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.

International Investors, Gold Opportunity Fund and Global Hard assets Fund may use forwards, futures contracts and options for investment purposes, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, each of the Funds experience large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a Deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market--i.e., purchased securities.

"Cross-hedging" involves the use of one currency to hedge against the decline in value of another currency. For example, the Fund could hedge against a currency-related decline in the value of a security denominated in deutschemarks by taking a short position in the Swiss franc. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains that would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option that it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations will, because of liquidity considerations, be limited to 10% of net assets with respect to Gold Resources Fund and U.S. Government Money Fund and will be limited to 15% with respect to the Gold Opportunity Fund and Global Hard Assets Fund. Over-the-counter options are deemed by the Securities and Exchange Commission to be illiquid securities. The Funds do not write naked options.

Gold Opportunity Fund and Global Hard Assets Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or U.S. Government securities or other liquid, high-quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Funds.

INDEXED SECURITIES AND STRUCTURED NOTES

Gold Opportunity Fund and Global Hard Assets Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more precious metals or precious metals indices will be considered a Precious Metals Security and only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

REPURCHASE AGREEMENTS

Each of the Funds, including U.S. Government Money Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Boards of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High- grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds will not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

ASSET-BACKED SECURITIES

Gold Opportunity Fund and Global Hard Assets Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. The issuer of asset-backed securities may not, in certain instances, be able to perfect its security interest in the underlying collateral.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

Global Hard Assets Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's.

S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. Prepayments of the mortgages included in the mortgage pool may reduce the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES

Gold Opportunity Fund and Global Hard Assets Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. Each might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement.

BORROWING AND LEVERAGE

Gold/Resources Fund may borrow up to 10% of the value of total assets (valued at cost), for temporary or emergency purposes (International Investors may so borrow temporarily for extraordinary purposes). Gold Opportunity Fund and Global Assets Fund may increase its market exposure (i.e., leverage the portfolio) by up to 30% of the value of its net assets. The Fund may achieve such leverage through the use of futures contracts or by borrowing to increase its holdings of portfolio securities. Under the 1940 Act, the Funds are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset values (thereby increasing the Fund's investment risk), and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. It is anticipated that borrowings for leveraging purposes would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

SHORT SALES

Gold Opportunity Fund may make short sales of Precious Metals Securities and Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. Following the short sale, the Fund must deposit collateral with the broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment or U.S. Government securities or other liquid, high-quality debt securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government Securities or other liquid, high-quality debt securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken to (i) limit the value of its assets deposited as collateral and deposited in the segregated account to 25%, (ii) limit the value of securities of any one issuer sold short to the lesser of 2% of the Fund's net assets or 2% of the securities of any class of any one issuer and (iii) limit short sales to liquid securities, as determined by the Adviser and ratified at least quarterly by the Board of Trustees. The Fund will comply with these undertakings so long as the Fund's shares are sold in such state or such state restrictions remain in effect. The Fund's ability to engage in short sales may be further limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

DIRECT INVESTMENTS

Gold Opportunity Fund and Global Hard Assets Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less-seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and shall be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, the Funds follow certain policies in managing their investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to a Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Funds and Portfolios are set forth below. Additional restrictions are described in the Statement of Additional Information.

INTERNATIONAL INVESTORS

The following apply to International Investors only:

  1. The Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (other than the United States Government).
  2. The Fund will not acquire more than 10% of the outstanding or voting securities of any one company.

  3. The Fund will not invest in the securities of investment companies, except by purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases (other than the customary brokers' commissions) and then not in excess of 10% of total assets, or except when such purchases, though not made in the open market, are part of a plan of merger or consolidation.

  4. The Fund will not invest more than 5% of total assets in securities of companies which, including predecessors, do not have a record of at least three years of continuous operation.

  5. The Fund will not borrow money, except temporarily for extraordinary purposes, in which case such borrowings shall not exceed 10% of total assets (valued at cost).

GOLD/RESOURCES FUND, GOLD OPPORTUNITY FUND, GLOBAL HARD ASSETS FUND AND U.S. GOVERNMENT MONEY FUND

  1. Gold/Resources Fund and U.S. Government Money Fund will not invest more than 10% and Gold Opportunity Fund and Global Hard Assets Fund will not invest more than 15% of the value of their total assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. The Funds under this heading will not purchase more than 10% of any class of securities of a company, including more than 10% of its outstanding voting securities, except that Global Hard Assets Fund may purchase more than 10% of any non-voting class of securities;

  3. The Funds under this heading will not invest more than 10% of their total assets in securities of other investment companies.

  4. Gold/Resources Fund and U.S. Government Money Fund may borrow money for temporary or emergency purposes in amounts not exceeding 10% of the value of their total assets valued at cost. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information. (See "Investment Restrictions" in the Statement of Additional Information).

                              PURCHASE OF SHARES

Shares of the Gold/Resources Fund, International Investors, Gold Opportunity Fund and Global Hard Assets Fund may be purchased either by (1) ordering the shares through a selected broker-dealer or bank and forwarding a completed Application or brokerage firm settlement instructions with payment;* or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment must be made in U.S. Dollars. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Orders respecting shares of any of the Funds that are mailed to DST will be processed as of the day of receipt at DST, provided the order is in proper form and is received at DST prior to 4:00 p.m. Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m. Eastern Time in order
--------
* Except for Investors Fiduciary Trust Company fiduciary retirement accounts.

to receive the price computed that day. If a shareholder desires to guarantee a price based on a given date of receipt, the order should be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105, and must be received by DST on the date desired before 4:00 p.m. Eastern Time. Orders received by DST after the above times will be processed on the next business day. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order.

Other than through the Exchange Privilege, shares of the U.S. Government Money Fund may only be initially purchased by completing an Application and mailing it with payment to DST. Shares of the U.S. Government Money Fund are not purchased until payment of the amount of purchase in U.S. Dollars is accepted by DST. Since the U.S. Government Money Fund will be investing in instruments which normally require immediate payment in federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), your purchase order will be accepted as follows: payment by check or other negotiable bank draft drawn on a U.S. bank is normally considered accepted on the day following receipt. Orders to purchase shares of the U.S. Government Money Fund through a selected dealer or bank, other than through an existing exchange privilege where the shares are on deposit with DST, are not effected until the proceeds of the purchase are received in good order by DST. Dividends begin accruing on the business day following acceptance of your order (i.e., when federal funds are made available to the Fund).

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. An investor may request additional Applications from the Funds or photostat the blank Application included with this Prospectus and complete it for each Fund. If an investor fails to indicate the fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund and a notice will be sent to the investor. The investor may then exchange at current price into the desired fund. Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more, and may be made through selected dealers or banks or by forwarding payment to DST. Either minimum may be waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust in which the Distributor has indicated that it will exercise its best efforts to solicit sales of the Funds' shares. The Distributor has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

   Gold/Resources Fund (Class A), International Investors Gold Fund (Class A and C),
  Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C)

Shares of the Gold/Resources Fund-A, International Investors Gold Fund (Class A and C), Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) may be purchased under any one of the following arrangements: (i) with an initial sales charge imposed at the time of purchase ("Class A shares"), (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") or (iii) with a redemption charge imposed at the time of redemption if such redemption is within one year of the initial purchase ("Class C shares"). With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged except for International Investors Gold Fund-A. With respect to the Class C shares of Gold Opportunity Fund and Global Hard Assets Fund, the Fund will waive the 12b-1 fee until November 1, 1996 and the redemption charge on purchases until November 1, 1996. Brokers or Agents will be paid a commission by the Distributor in the thirteenth month equal to 1% of the purchase price of shares held in the Fund for one year or more. Prior to November 1, 1996, purchases of the Class C shares of Gold Opportunity Fund and Global Hard Assets Fund will be more advantageous. However, shareholders should be aware that Class A shares have a broader exchange privilege and offer a means of compensating investment professionals for the services they provide. The following discussion applies to shares of Gold Opportunity Fund-C and Global Hard Assets Fund-C purchases after November 1, 1996. The distribution and services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution and services fee, if any, on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Date" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge at the $25,000 breakpoint. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares of Gold/Resources Fund are subject to an ongoing distribution and services fee at an annual rate of up to .25% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Class A shares of Gold Opportunity Fund and Global Hard Assets Fund are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to Class A shares. Class A shares of International Investors Gold Fund are not subject to an ongoing distribution and services charge. Certain purchases of Class A shares qualify for reduced initial sales charges. It may be more advantageous to purchase Class A shares than Class B and C shares when the purchase amount is $25,000 or more or when a lesser purchase amount would qualify for a quantity discount or reduced sales charge at that breakpoint in the Class A shares.

An investor who elects the contingent deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to the Class B shares (See "Plan of Distribution"). Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below.

An investor who elects the redemption charge alternative acquires Class C shares. Class C shares do not incur a sales charge when they are purchased, but they are subject to a redemption charge if they are redeemed within one year of purchase. Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's average daily net assets attributable to the Class C shares (See "Plan of Distribution"). Class C shares enjoy the benefit of permitting all of an investor's dollars to work from the time the investment is made. Class C shares convert to Class A shares eight years after the end of the month in which the shareholders purchase order was accepted. The higher ongoing distribution and services fees paid by the Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of the shares will be paid, in the case of Class B shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within six years of purchase and in the case of Class C shares, from the proceeds of the ongoing distribution and services fee and the redemption charge incurred upon redemption within one year (see redemption chart on page 33). Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fees with respect to the Class B shares and the redemption charge and ongoing distribution and services fees with respect to the Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.


Class A shares acquired under the initial sales charge alternative are subject to a lower distribution and services fee (or no distribution and services fee in the case of International Investors Gold Fund-A) and, accordingly, pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their money will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B or C shares to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge or in the case of Class C shares, for a one-year period being subject to a redemption charge.




Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B and C shares will be borne exclusively by that Class. See "Dividends and Distributions." Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Van Eck Group of Funds in accordance with the exchange privilege (see "Exchange Privilege").


The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.



Conversion Feature. Class B and C shares include all shares purchased pursuant to the contingent deferred sales charge or redemption charge alternative. Eight years after the end of the month in which the shareholder's order to purchase was accepted, Class B and C shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of the Class B and C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.


For the purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B and C shares in a shareholder's Fund account will convert in proportionate amount to the non-reinvestment shares converted.


It is not recommended that certificates be requested for Class B or C shares, since the return and deposit for such certificated shares may delay the conversion to Class A shares.

The conversion of Class B and C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B and C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and
(ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B and C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B and C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

There is no initial sales charge on Class B and C shares. However, the Funds pay an annual fee for promotion and distribution services (12b-1 fee) not to exceed 1% of average daily net assets. Gold Opportunity Fund-C and Global Hard Assets Fund-C will waive the 12b-1 fee until November 1, 1996. See "Plan of Distribution."

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to a redemption of Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem Class B or C shares), second of Class B shares held for over six years or Class C shares held for over one year, shares attributable to appreciation or acquired pursuant to reinvestment, and third of Class B shares held longest during the six year period or Class C shares held less than one year.

To provide two examples, assume an investor purchased 100 shares of Gold Opportunity Fund-B at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $200 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $280 of the $600 redemption proceeds will be charged at a rate of 5% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 shares of Gold Opportunity Fund-C at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged a redemption charge at a rate of 1%.

The contingent deferred sales charge on Class B shares and the redemption charge on Class C shares are waived on redemptions following the death or disability of a Class B or C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to redemptions of shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the redemption charge applies.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the table below. Each Fund (except International Investors Gold Fund-A) imposes a 12b-1 distribution and services fee. Gold/Resources Fund-A and U.S. Government Money Fund each have 12b-1 fees of .25% of average daily net assets per annum. Gold Opportunity Fund-A and Global Hard Assets Fund-A each have a 12b-1 fee of
 .50% of average daily net assets. Gold Opportunity Fund-B, Global Hard Assets Fund-B, International Investors Gold Fund-C, Gold Opportunity Fund-C and Global Hard Assets Fund-C impose a 12b-1 fee of 1% of average daily net assets. This fee is being waived by Gold Opportunity Fund-C and Global Hard Assets Fund-C until November 1, 1996, thereafter during the first year following the purchase of shares, the fee is retained by the Fund as compensation for advanced distribution and services fees paid to brokers or agents. Following the first year, of the 1% paid by the Fund a portion will be retained by the Distributor and up to .75% of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% is for servicing. The portion retained by the Distributor is in payment of distribution expenses. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution."

THERE IS NO SALES CHARGE ON PURCHASES OF THE U.S. GOVERNMENT MONEY FUND. However, the Fund pays the Distributor a fee for promotion and distribution services (See "Plan of Distribution").

INTERNATIONAL INVESTORS GOLD FUND (CLASS A), GOLD/RESOURCES FUND (CLASS A) AND GOLD OPPORTUNITY FUND (CLASS A)

                                             SALES CHARGE AS A    DISCOUNT TO
                                               PERCENTAGE OF    BROKER OR AGENTS
                                            ------------------- AS A PERCENTAGE
                                            OFFERING NET AMOUNT      OF THE
                                             PRICE    INVESTED  OFFERING PRICE*
                                            -------- ---------- ----------------
Less than $25,000..........................   5.75%     6.1%         4.75%
$25,000 to less than $50,000...............   5.00%     5.3%         4.00%
$50,000 to less than $100,000..............   4.50%     4.7%         3.60%
$100,000 to less than $250,000.............   3.00%     3.1%         2.40%
$250,000 to less than $500,000.............   2.50%     2.6%         2.00%
$500,000 to less than $1,000,000...........   2.00%     2.0%         1.60%
$1,000,000 and over........................ None***


GLOBAL HARD ASSETS FUND (CLASS A)

                                           SALES CHARGE AS A      DISCOUNT TO
                                             PERCENTAGE OF     BROKERS OR AGENTS
                                          --------------------  AS A PERCENTAGE
                                          OFFERING  NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                  PRICE     INVESTED   OFFERING PRICE*
-------------------------                 --------  ---------- -----------------
Less than $100,000.......................   4.75%      5.0%          4.00%
$100,000 to less than $250,000...........   3.75%      3.9%          3.15%
$250,000 to less than $500,000...........   2.50%      2.6%          2.00%
$500,000 to less than $1,000,000.........   2.00%      2.0%          1.65%
$1,000,000 and over......................   None***


GOLD OPPORTUNITY FUND (CLASS B) AND GLOBAL HARD ASSETS FUND (CLASS B)**

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------         --------------------------------
During Year One.................... 5.0% of the lesser of NAV or purchase price
During Year Two.................... 4.0% of the lesser of NAV or purchase price
During Year Three.................. 3.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

INTERNATIONAL INVESTORS GOLD FUND (CLASS C), GOLD OPPORTUNITY FUND (CLASS C)** AND GLOBAL HARD ASSETS FUND (CLASS C)**. GOLD OPPORTUNITY FUND-C AND GLOBAL HARD ASSETS FUND-C WILL WAIVE THE 1% CONTINGENT DEFERRED REDEMPTION CHARGE ON PURCHASES UNTIL NOVEMBER 1, 1996.

SHAREHOLDER'S TIME OF REDEMPTION       CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------       -------------------------------------
During Year One.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

--------
  * Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

 ** Brokers or Agents who sell Class B shares receive a sales commission of 4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1%, respectively, of the value of the shares sold at the time of investment (See "Plan of Distribution"). The Distributor may alter this amount. Until November 1, 1996 Gold Opportunity Fund-C and Global Hard Assets Fund-C have suspended payment under its 12b-1 Plan. Brokers or Agents who sell Class C shares of Gold Opportunity Fund and Global Hard Assets Fund will not receive the 1% 12b-1 fee for distribution and servicing on eligible purchases prior to November 1, 1996 but will receive 1% of the purchase price as a commission after the thirteenth month on assets remaining in the Fund for twelve months.

*** For any sale of $1,000,000 or more of Gold/Resources Fund-A, International
    Investors Gold Fund-A, Gold Opportunity Fund-A and Global Hard Assets Fund-A the Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such sale and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares sold that remain outstanding throughout such months. An eligible sale is a single sale for a single client (sales for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible sales registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Sales made through a Bank Trust Department or Advisory Firm which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will generally be paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such a fee.

--------
--------

Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below. Except for International Investors, these Funds also pay the Distributor a fee for promotional and distribution services (see "Plan of Distribution"). Shares of the Funds may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children) and agents of the Trust, the Adviser, or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Shares of the Funds are sold at the public offering price next computed after receipt of a purchase order by the Broker, Agent or DST, provided that the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M. Eastern Time or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M. Eastern Time. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent.

This public offering price is computed once daily on each business day and is the net asset value plus a sales charge (except for the U.S. Government Money Fund which has no sales charge.) The net asset value for each Fund is computed as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M. Eastern Time, Monday through Friday, exclusive of national business holidays. The assets of International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund are valued at market or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees. The assets of the U.S. Government Money Fund are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. The U.S. Government Money Fund attempts to maintain a constant net asset value of $1.00 per share. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since these Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of these Funds may be significantly affected on days when an investor has no access to the Funds.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B and C shareholders.

In addition to the discounts allowed to Brokers and Agents, the Distributor will, at its own expense, subject to applicable state laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Gold/Resources Fund-A shares and now were investing $25,000, the sales charge would be 3.0%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of Funds in the Van Eck Group of Funds (except U.S. Government Money
Fund) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest $100,000 or more (other than through exchanges) in the Van Eck Group of Funds (except for the U.S. Government Money Fund ) or $25,000 or more in International Investors, Gold Opportunity Fund and Gold/Resources Fund within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen month period. Purchases of other Funds in the Van Eck Group of Funds, except for the U.S. Government Money Fund, may be included to fulfill the Letter of Intent. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to current purchases of shares of the Van Eck Group of Funds (except for U.S. Government Money Fund) by any of the persons enumerated above, where the aggregate quantity of shares of these Funds previously purchased, and then owned, determined at the current offering price, plus the shares being purchased amount to more than $25,000 for International Investors, Gold Opportunity Fund and Gold/Resources Fund (or more than $100,000 for the other Van Eck Funds), provided the Distributor or DST is notified by such person or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to his purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's or Sub-Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Effective May 1, 1995, shareholders will be limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund-A may be excluded from this limitation if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. Active shareholders should consult the Fund as to current policy. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to the U.S. Government Money Fund.

Each Fund reserves the right to modify or terminate the Exchange Privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be within the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information. In addition, the Funds have reserved the right to refuse any purchase order.

The Van Eck Group of Funds consists of Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Gold Opportunity Fund (Class A, B and C) International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), U.S. Government Money Fund, and Global Income Fund (Class A). Shareholders of these Funds, may exchange shares for shares of the same class of any of the other Funds (the "Exchange Privilege"). Class B Shareholders of Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Gold Opportunity Fund may only exchange between those five Funds. Class C Shareholders of International Investors, Gold Opportunity Fund and Global Hard Assets Fund may only exchange between those three Funds. Shares of the U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege, may only be exchanged into the other Class A Funds included in the Exchange Privilege subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

The Exchange Privilege may be modified or terminated at any time. See "Exchange Privilege" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged). Exchanges are only available in states where exchanges may legally be made, along with appropriate documentation, if necessary. A person(s) authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Accounts not eligible for the telephone exchange privilege may make a written exchange request. Written exchange requests will be executed on the first business day of receipt in proper order. Written exchange requests may be sent by regular mail to: Van Eck Funds, c/o DST, P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to 1004 Baltimore, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

Completion of the Application (or the application for an IRA/SPIRA, Qualified Pension Plan, 403(b)(7) Plan or SEP for telephone exchange only) or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and Telephone Redemption Privilege, unless otherwise indicated.

By electing the Privileges the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Such persons will employ reasonable procedures to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss of expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor unless such persons fail to employ such procedures. Those shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising the Telephone Exchange Privilege.

The Telephone Redemption Privilege is not available to accounts registered in "street name," nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by any one claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day. (See "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption. Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier. The funds reserve the right to refuse a request for the Telephone Redemption Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal Plan or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted on shares held on deposit for amounts of $50,000 or less per day if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

                          DIVIDENDS AND DISTRIBUTIONS

Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund intend to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. U.S. Government Money Fund declares dividends from its net investment income on each day on which the Fund is open for business and distributes dividends on the last day of the month. International Investors' policy is to pay dividends from net investment income in March, June, September and December, and make distributions of net realized capital gains, if any, annually in December. Dividends or distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends or distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Funds ends on December 31.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")-- available to anyone who has earned income (investments may also be made in the name of a spouse, if the spouse is treated as having no earned income).

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax-Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice directly, or through his Broker or Agent, to DST (the Funds' dividend paying agent) that he elects to receive dividends and capital gains distributions in cash, dividends and distributions of a Fund will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and distributions on shares of the Funds will occur on a date selected by the Board of Trustees. Dividends paid on shares of the U.S. Government Money Fund will be accrued daily and reinvested at the end of the month at net asset value.

In addition, dividends and capital gains distributions paid by the Funds (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any series of the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging specified dollar amounts into a Fund from an exchange of shares from one of the other of the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from any series of the Van Eck Funds and purchase shares of a Fund for the investor's account. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he will receive a monthly or quarterly check in a stated amount, not less than $50, for the proceeds of shares redeemed. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are contained in the Statement of Additional Information.

                             REDEMPTION OF SHARES

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141 (for additional mailing instructions to DST and times of processing see "Purchase of Shares"):
(1) a WRITTEN REQUEST for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a GUARANTEE of the signature of each registered owner by an eligible guarantor institution (a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g. appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the Funds to a retirement plan held by another recognized custodian/trustee.

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE" ON PAGE 37)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds have authorized the Distributor as its agent to accept confirmed orders only from Brokers and Agents for the repurchase of its shares of International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund. If a shareholder uses the services of a Broker or Agent in effecting repurchases of shares, the Broker or Agent may charge a fee for its services. The repurchase price is the net asset value per share next determined after the repurchase order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such repurchase orders, to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form as described above or an indemnity from the Broker or Agent of record on the account and any shares held in certificated form. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders.

The redemption price will be the net asset value per share next determined after the receipt of a request in proper form as described above. See "Purchase of Shares" for DST processing receipt of mail. The market value of the securities in the portfolio of each Fund other than U.S. Government Money Fund is subject to daily fluctuations and the net asset value of these Funds' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the shareholder's cost.

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Trust reserves the right to honor such redemption request only after it has assured itself that a shareholder's check has been cleared for payment, which may take as long as 15 days. The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

Any shareholder who redeems his shares of International Investors Gold Fund-A, Gold/Resources Fund-A, Gold Opportunity Fund-A or Global Hard Assets Fund-A has a one-time right to reinvest in shares of these Funds at net asset value without the payment of a sales charge. Such reinvestment must be made within 30 days after the redemption of shares of these Funds and is limited to no more than the amount of the redemption proceeds. The shareholder must inform the Fund or DST that he is exercising his one-time right to reinvest at NAV. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such thirty-day period in the same Fund is considered a "wash sale" under the federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

EXPEDITED REDEMPTION

Requests for expedited redemption of the U.S. Government Money Fund may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion set forth in the Application. Shareholders redeeming at least $5,000 of shares of the U.S. Government Money Fund which are on deposit with DST may redeem by telephoning DST toll free
(800) 345-8506. The Fund reserves the right to impose a minimum amount that may be wired for redemptions. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the application form (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired. The Fund and/or DST reserve the right to refuse telephone requests at any time. Shareholders may contact DST for additional information concerning an expedited redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers.

REDEMPTION BY CHECK

Shareholders of U.S. Government Money Fund may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the U.S. Government Money Fund WHICH ARE ON DEPOSIT WITH DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $500 or more than $5 million dollars. When such a check is presented to the Bank for payment, the Bank as the shareholders' agent acting under the authority of the Redemption by Check procedure will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close his account but should follow the appropriate procedure set forth above. Retirement plan accounts and accounts held on behalf of minors are not eligible for Redemption by Check. For further information concerning Redemption by Check, shareholders should contact DST.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) of all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (See "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                                  MANAGEMENT

TRUSTEES

The management of the business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Funds see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, serves as the investment adviser and manager pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Funds and furnishes the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. International Investors and Gold/Resources Fund each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Gold Opportunity Fund and Global Hard Assets Fund pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and
 .375 of 1% of average daily net assets in excess of $750 million. The advisory fees paid by International Investors, Gold/Resources Fund, Gold Opportunity Fund and Global Hard Assets Fund are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock markets throughout the world).

Van Eck Associates Corporation also performs accounting and administrative services for the International Investors Gold Fund and Gold/Resources Fund and is paid at an annual rate of .25% of the first $750 million of average daily net assets and .20% of average daily net assets in excess of $750 million.

The Adviser acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at December 31, 1995 were approximately $1.6 billion.

John C. van Eck--Serves as Chief Gold Strategist of the gold funds. He is Chairman of the Adviser and previously served as the Portfolio Manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Henry J. Bingham--President and Portfolio Manager of International Investors Gold Fund series of Van Eck Funds is responsible for managing the Fund's portfolio of investments. He is Executive Managing Director of the Adviser and an officer of other mutual funds advised by the Adviser.

Lucille Palermo--President and Portfolio Manager of the Gold/Resources Fund and Gold Opportunity Fund series of Van Eck Funds is responsible for managing the Funds' portfolio of investments. She is Associate Director, Mining Research of the Adviser and an officer of other mutual funds advised by the Adviser. Ms. Palermo has over 20 years of experience in the investment business.

Derek S. van Eck--President and Portfolio Manager of the Global Hard Assets Fund and Vice President of Global Opportunity Fund. He is Director of Global Investments and Executive Vice President of the Adviser and an officer of other mutual funds advised by the Adviser.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

At April   , 1996, Mr. John C. van Eck and members of his immediate family
owned directly and indirectly approximately        shares of the U.S.
Government Money Fund which represented approximately    % of the Fund.

                       MANAGEMENT DISCUSSION AND ANALYSIS

                     INTERNATIONAL INVESTORS GOLD FUND

                            GOLD/RESOURCES FUND


                           GOLD OPPORTUNITY FUND


                          GLOBAL HARD ASSETS FUND

EXPENSES

Total expense ratios for the fiscal year ended December 31, 1995 of International Investors Gold Fund-A, International Investors Gold Fund-C, Gold/Resources Fund-A, Gold Opportunity Fund-A, Gold Opportunity Fund-C,
Global Hard Assets Fund-A and Global Hard Assets Fund-C were,                %
and    , respectively. The expense ratio for U.S. Government Money Fund for
the fiscal year ended December 31, 1995 was    %.

Each Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), Rule 12b-1 distribution expenses (exclusive of International Investors), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Funds reimburse the Adviser for its costs in servicing shareholder accounts and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

Each of the Van Eck Gold and Money Funds (except International Investors Gold Fund-A) has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the 1940 Act. The plans may be terminated at any time by the vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund or Class. These plans fall into two broad categories: reimbursement plans and compensation plans. The fees under all Plans will be paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan does not provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Gold/Resources Fund-A and U.S. Government Money Fund, are reimbursement type plans. The 12b-1 fees are accrued daily at an annual rate of .25% of the average daily net assets.

Gold Opportunity Fund-A and Global Hard Assets Fund-A are compensation type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets. The Plan also has a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1997, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

--------
* Annualized

Gold Opportunity Fund-B, Global Hard Assets Fund-B, Gold Opportunity Fund-C, International Investors Gold Fund-C and Global Hard Assets Fund-C are compensation type plans, they have a carry forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plans, subject to the annual limitation. For the periods prior to April 30, 1996, the Distributor has agreed, with respect to the Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% and
 .75%, respectively, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .25% and .75%, respectively, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .25% of the average daily net assets. No dealer shall receive more than
 .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. For the period to November 1, 1996, Gold Opportunity Fund-C and Global Hard Assets Fund-C has suspended payment under its 12b-1 Plan. Brokers or Agents who sell Class C shares of Gold Opportunity Fund and Global Hard Assets Fund will not receive the 1% 12b-1 fee for distribution and servicing on eligible purchases prior to November 1, 1996.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then current net asset value of the shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another Fund offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Fund for the first Fund. For shares purchased prior to November 1, 1996, Gold Opportunity Fund-C and Global Hard Assets Fund-C will waive the 1% Contingent Deferred Redemption Charge.

Of the amounts expended under the Plan for the fiscal year ended December 31, 1995 for Gold/Resources Fund-A and U.S. Government Money Fund approximately 89% was paid to Brokers and Agents who sold shares and/or service shareholder accounts of the Funds. The remaining 11% was retained by the Distributor as reimbursement for expenses such as printing and mailing prospectuses and sales material to other than current Fund shareholders.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

U.S. Government Money Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," I.E. the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

All Funds except U.S. Government Money Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The annual total return, before sales charges, for International Investors for each of the twenty years ended December 31, below, was:

       1976    1977 1978  1979  1980   1981   1982  1983  1984    1985  1986
       ----    ---- ---- ------ ----- ------- ----- ---- ------- ------ ----
      (28.6%)  33%  9.5% 176.7% 64.6% (19.8%) 51.9% 8.8% (22.9%) (2.0%) 34%

 1987   1988  1989  1990  1991    1992    1993   1994 (CLASS A)  1994 (CLASS C)  1995 (CLASS A)  1995 (CLASS C)
 ----   ----- ----- ----- ----- -------- ------- -------------- ---------------- --------------- --------------
 34.7%  (22%) 51.3% (27%) 2.56% (29.09%) 113.41%    (1.04%)          (9.9%)

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. International Investors, Gold/Resources Fund and Gold Opportunity Fund are rated in the Gold Oriented Funds category. Gold/Resources Fund may be compared to indices such as the historical price of gold. Global Hard Assets Fund is expected to be rated in the Natural Resources Funds category.

                                     TAXES

Each Fund has qualified and intends to qualify as a "regulated investment company" under the Code and will not pay income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains will be taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by Gold/Resources Fund are likely to qualify for the 70% dividends received deduction allowable to corporations. None of the dividends paid by the U.S. Government Money Fund qualifies for such deduction. If the Funds fulfill certain requirements, shareholders may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income, and short-term capital gains if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisers regarding taxes, including state and local taxes, applicable to dividends, distributions and redemptions.

                           DESCRIPTION OF THE TRUST

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on April 3, 1985.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series (funds), $.001 par value. To date, nine series of the Trust have been authorized, which shares constitute the interests in the Asia

Dynasty Fund (Class A and B)), Asia Infrastructure Fund (Class A and B), Global Balanced Fund (Class A and B), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Gold Opportunity Fund (Class A, B and
C), Global Hard Assets Fund (Class A, B and C), Global Income Fund (Class A), and U.S. Government Money Fund. Each series of the Trust, other than the Global Income Fund, Gold Opportunity Fund, Global Hard Assets Fund, Global Balanced Fund, and Asia Infrastructure Fund, is classified as a diversified fund under the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of a Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. On April 8, 1986 the shareholders of the Trust elected the Board of Trustees. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund and requiring a separate vote of one of the other Funds.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Funds' Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

QUESTIONS ABOUT THE FUNDS

For further information about the Funds, please call your financial adviser or the Funds toll free at (800) 544-4653 or write to the Funds at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., New York, New York provides audit services, provides consultations and advice with respect to the financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust's tax returns.

COUNSEL

Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109.

                              -------------------
                                 Van Eck Funds
                              -------------------

                           Asia Dynasty Fund - A & B

                       Asia Infrastructure Fund - A & B

                      Global Hard Assets Fund (A, B & C)

                           Global SmallCap Fund - A

                         Global Balanced Fund - A & B

                            Global Income Fund - A

                               World Trends Fund

                       Gold Opportunity Fund (A, B & C)

                            International Investors

                                Gold Fund (A&C)

                            Gold/Resources Fund - A

                          U.S. Government Money Fund


                          Your Investment Dealer is:
                       -------------------------------



            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. BOX 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653

                     [LOGO OF VAN ECK GLOBAL APPEARS HERE]

           This prospectus is good until 4/30/97 unless superceded.

                       ---------------------------------
                          ---------------------------
                                  May 1, 1996
                          ---------------------------

                                    VAN ECK
                          ---------------------------
                                   GOLD AND
                          ---------------------------
                                     MONEY
                          ---------------------------
                                     FUNDS
                          ---------------------------
                                  PROSPECTUS
                          ---------------------------

                            INTERNATIONAL INVESTORS

                                   GOLD FUND

                             GOLD OPPORTUNITY FUND

                              GOLD/RESOURCES FUND

                            GLOBAL HARD ASSETS FUND

                          U. S. GOVERNMENT MONEY FUND
                       ---------------------------------


                     [LOGO OF VAN ECK GLOBAL APPEARS HERE]

                                 VAN ECK FUNDS
                                 (THE "TRUST")
                             VAN ECK GLOBAL FUNDS
                         VAN ECK GOLD AND MONEY FUNDS
                     99 PARK AVENUE, NEW YORK, N.Y. 10016
                SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653

Van Eck Funds is a mutual fund consisting of nine separate series: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Global Income Fund (Class A), Gold Opportunity Fund (Class A, B and C), Global Hard Assets Fund (Class A, B and C) and U.S. Government Money Fund (the "Funds").


TABLE OF CONTENTS                                  Page
                                                   ----
General Information..............................     3
Investment Objectives and Policies of the Funds..     3
Risk Factors - Investing in Foreign Securities...     9
Foreign Currency Transactions....................    12
Futures and Options..............................    13
Repurchase Agreements............................    14
Rule 144A Securities.............................    14
Investment Restrictions..........................    15
Investment Advisory Services.....................    20
The Distributor..................................    23
Portfolio Transactions and Brokerage.............    26
Trustees and Officers............................    29
Valuation of Shares..............................    33
Exchange Privilege...............................    35
Tax-Sheltered Retirement Plans...................    36
Investment Programs..............................    38
Taxes............................................    40
Redemptions in Kind..............................    42
Performance......................................    43
Additional Information...........................    47
Financial Statements.............................    47
Appendix.........................................    48
Performance Charts...............................    52

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUSES, DATED APRIL __, 1996 (THE "PROSPECTUS"), WHICH IS AVAILABLE AT NO CHARGE UPON WRITTEN OR TELEPHONE REQUEST TO THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH AT THE TOP OF THIS PAGE.

SHAREHOLDERS ARE ADVISED TO READ AND RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

              STATEMENT OF ADDITIONAL INFORMATION - APRIL __, 1996

                              GENERAL INFORMATION
                              -------------------

Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently nine series of Van Eck Funds: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and
B), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Global Income Fund (Class A), Gold Opportunity Fund (Class A, B and
C), Global Hard Assets Fund (Class A, B and C) and U.S. Government Money Fund, each of which commenced operations as a series of Van Eck Funds.

The Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Income Fund (Class A) and Global Hard Assets Fund (Class A, B and C) are referred to as the Van Eck Global Funds. International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) are referred to as the Van Eck Gold Funds.

International Investors Gold Fund was formerly a mutual fund incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

Each series of the Trust, other than the Global Income Fund, Global Balanced Fund, Asia Infrastructure Fund, Gold Opportunity Fund and Global Hard Assets Fund are classified as a diversified fund under the 1940 Act.

Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Funds. AIG Global Investment Corp. ("AIG") serves as sub-investment adviser to Asia Dynasty Fund and Asia Infrastructure Fund and Fiduciary International, Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund and

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
                -----------------------------------------------

International Investors Gold Fund
---------------------------------

The Fund's primary objective is long-term capital appreciation, while retaining freedom to take current income into consideration in selecting investments. The Fund's present policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets. In some future period or periods, due to adverse conditions in that industry, the Fund may for temporary defensive purposes have less than 25% of the value of its assets invested in that industry, however, under normal circumstances the Fund will have at least 65% of its total assets invested in that industry.

The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.

Gold/Resources Fund
-------------------

Gold/Resources Fund may invest in debt and equity securities of companies engaged in the exploration, development and production of gold and other natural resources. Gold, other precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices.

Gold Opportunity Fund
---------------------

The Fund will, under normal market conditions, invest at least 65% of its total assets in debt and equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metal and in other investments whose value is related to the value of precious metals ("Precious Metals Securities"). Precious Metals Securities include debt and equity securities; preferred stock; convertible debt and equity securities; warrants; options, futures and forward contracts on precious metals; structured notes; and precious metals bullion and coins. The Fund will normally invest a substantial portion of its assets in the securities of smaller companies engaged in the precious metals industry ("Emerging Producers") and anticipates that its portfolio turnover rate will be higher than other funds with similar investment objectives but will not exceed 200% annually. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The preceding securities are all commonly referred to as derivatives. The Fund may invest in non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

Global Hard Assets Fund
-----------------------

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

Global Balanced Fund
--------------------

Global Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).


Asia Dynasty Fund
-----------------

Asia Dynasty Fund may invest in equity securities, warrants and equity options of companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region

("Asia Growth Companies"). These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and, when the Fund is in a defensive posture, Australia, Japan and New Zealand. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

Asia Infrastructure Fund
------------------------

Asia Infrastructure Fund may invest in equity securities, warrants and equity options of infrastructure companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region. These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and Japan. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The term "Asia Region infrastructure companies" includes companies that (i) that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) involved to a significant extent in any one or more of the design, construction, development, manufacture, sale, leasing, installation or operation of, or the ownership of property in connection with, (a) electricity generation, transmission or distribution facilities, (b) gas, petroleum, or petrochemical collection, storage, processing or distribution facilities, (c) roads or other public works, including water storage, treatment and distribution facilities and waste processing and disposal facilities, (d) transportation systems and related products, technologies and equipment, including mass transit systems and vehicles, airports, airlines, cargo terminals, ports and shipping facilities, (e) telecommunications systems and related facilities, products, technologies and equipment, including long distance and local telephone services, cellular radio telephone services and other radio common carrier communication services, paging and specialized mobile radio systems, telecommunication cables and wires, telegraph, satellite, cable, fiber optic, microwave and private communication networks, electronic mail and other telecommunications technologies, (f) cement plants, asphalt plants and other facilities for the manufacture or processing of building products and materials, (g) property development companies and (h) other public service activities, which, in the opinion of the Adviser, relate to the development of the basic structure on which a portion of a given country's economic activities relate, and (ii) that (a) are organized under the laws of an Asia Region country, (b) have equity securities listed on a securities exchange in the Asia Region, (c) have 50% or more of their assets in or derive 50% or more of their revenues or profits from the Asia Region, or (d) have or are expected to have significant assets or investments committed to the Asia Region and that, in the opinion of the Adviser, are likely to contribute significantly to the infrastructure projects and developments in the Asia Region while providing an opportunity for the Fund to benefit from such activities.

Global Income Fund
------------------

Global Income Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

--------------------------------------------------------------------------------

CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GOLD OPPORTUNITY FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GOLD/RESOURCES FUND

--------------------------------------------------------------------------------

The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

U.S. Government Money Fund
--------------------------

U.S. Government Money Fund seeks safety of principal, daily liquidity and current income through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, and bonds and other obligations guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.

Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Gold/Resources Fund and U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers; Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, International Investors Gold Fund and Global Income Fund are not so restricted by their fundamental investment policies.

                RISK FACTORS - INVESTING IN FOREIGN SECURITIES
                ----------------------------------------------

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GLOBAL INCOME FUND, INTERNATIONAL INVESTORS GOLD FUND, GOLD OPPORTUNITY FUND AND GOLD/RESOURCES FUND

--------------------------------------------------------------------------------

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Investments may be made from time to time by Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund in companies in developing countries as well as in developed countries. Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

Since the Asia Dynasty Fund and Asia Infrastructure Fund invest at least 65% of their total assets in Asia Region investments, their investment performance will be especially affected by events affecting Asia Region companies. The value and liquidity of Asia Region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asia Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asia Region varies widely. Certain countries in the Asia Region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Funds' investments, the Funds will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

The Asia Infrastructure Fund will invest at least 65% of its assets in Asia Region infrastructure companies. Investing in infrastructure and related companies involves certain special considerations. Infrastructure companies in the Asia Region are undergoing significant change due to varying and evolving levels of government regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete.

The securities markets in the Asia Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in the Asia Region are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in the Asia Region securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the Asia Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Asia Region securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, Asia Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Funds in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

Asia Dynasty Fund and Asia Infrastructure Fund will invest in Asia Region countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of countries in the Asia Region may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

China governmental actions can have a significant effect on the economic conditions in the Asia Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China and certain of the other Asia Region countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgement by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asia Region countries.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                         FOREIGN CURRENCY TRANSACTIONS
                         -----------------------------


--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GLOBAL INCOME FUND, INTERNATIONAL INVESTORS GOLD FUND, GOLD OPPORTUNITY FUND, GOLD/RESOURCES FUND

--------------------------------------------------------------------------------

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. Dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Global Hard Assets Fund, Gold Opportunity Fund, Global Balanced Fund, Asia Dynasty Fund and Asia Infrastructure Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Funds' custodian will place cash or U.S. government securities or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                       FUTURES AND OPTIONS TRANSACTIONS
                       --------------------------------

Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund, and International Investors Gold Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asia Region countries and other developing countries are not as developed as in the United States these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

The use of financial futures and commodity futures contracts and options on such futures contracts and commodities (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund and International Investors Gold Fund) as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months./1/ Another test requires that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by these tests.


                             REPURCHASE AGREEMENTS
                             ---------------------

None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (except that Global Income Fund may invest no more than 15% of its assets in such repurchase agreements and other money market instruments and Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.


                           RULE 144A SECURITIES and
                         SECTION 4(2) COMMERCIAL PAPER
                        ------------------------------

The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally

------------
/1/     From time to time, legislation has been proposed in Congress which, if enacted, will repeal this requirement.

resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.

                            INVESTMENT RESTRICTIONS
                            -----------------------

The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GOLD OPPORTUNITY FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GOLD/RESOURCES FUND, GLOBAL INCOME FUND AND U.S. GOVERNMENT MONEY FUND.

--------------------------------------------------------------------------------

With respect to Gold/Resources Fund and U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Global Income Fund, restrictions 1, 3, 7, 10, 15 and 21 are not fundamental. With respect to Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund restrictions 1, 3, 4, 6, 7, 10, 12, 13, 16, 17, 18, 19 and 20, are not fundamental, unless otherwise provided for by applicable federal or state law.

The Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and U.S. Government Money Fund may not:

1. Invest in securities which (i) with respect to Gold/Resources Fund, Global Income Fund and U.S. Government Money Fund, are subject to legal or contractual restrictions on resale ("restricted securities") or for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund, are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Global Balanced Fund's, Global Hard Assets Fund's, Gold Opportunity Fund's, Asia Dynasty Fund's or Asia Infrastructure Fund's net assets would be invested in such securities, except that Global Income Fund may invest an additional 5% of its net assets in short term money market investments, such as repurchase agreements and time deposits maturing in more than seven days.

2. Purchase or sell real estate, although the Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

3. Purchase or sell commodities (non-Hard Asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Gold/Resources Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund and Global Income Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and Gold/Resources Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, Gold/Resources Fund, International Investors Gold Fund, Global Hard Assets Fund and Gold Opportunity Fund may invest in gold bullion and coins. Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Gold Opportunity Fund may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

4. Exclusive of the Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Gold/Resources Fund or Global Income Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund or Global Income Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

5. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Global Income Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

6. As to 75% of the total assets of each of the Asia Dynasty Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter
     (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Global Income Fund, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, or Asia Infrastructure Fund.

7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund or Asia Infrastructure Fund.

8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

9. Borrow money, except that each of the Gold/Resources Fund and U.S. Government Money Fund may borrow up to 10% of its total assets valued at cost for temporary or emergency purposes. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding. In addition, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Global Income Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities.

10. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction (9).

11. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund); (iii) financial futures contracts purchased on margin (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Funds and Global Income Fund), (iv) commodity futures contracts purchased on margin (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund); (v) foreign currency swaps (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund); and (vi) issuing two classes of shares (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund and Asia Dynasty Fund). Fund).

12. Except for Gold Opportunity Fund and Global Hard Assets Fund, make short sales of securities, except that Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may engage in the transactions specified in restrictions (3) and (14).

13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund, may make initial or maintenance margin payments in connections with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction
     (9).

14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Gold/Resources Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon.

15.  Make investments for the purpose of exercising control or management.

16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Gold/Resources Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

17. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

18. Purchase participations or other interests (other than equity stock interests in the case of the Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund) in oil, gas or other mineral exploration or development programs.

19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of a Fund (except Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund and Asia Infrastructure Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

21. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

In order to comply with certain securities laws of a state in which shares of the Funds are currently sold, the Funds have undertaken with respect to investment restriction number 1, not to invest more than 10% of their assets in "restricted securities." To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Funds once such laws are no longer in effect.

In order to comply with certain securities laws of a state in which shares of the Funds are currently sold, the Funds have undertaken with respect to investment restriction number 7, not to invest more than 5% of their assets in securities of unseasoned issuers. To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Funds once such laws are no longer in effect.

International Investors Gold Fund
---------------------------------

Restrictions 1 through 8 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 9 through 15 are not fundamental policies and may be changed without shareholder approval.

International Investors Gold Fund may not:

1.   Underwrite securities of other issuers.

2. Invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion).

3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.

4.   Purchase securities on margin or make short sales.

5. Purchase or retain a security of any issuer if any of the officers or directors of the Company or its investment adviser own beneficially as much as 1/2 of 1%, or if such persons taken together own over 5%, of the issuer's securities.

6. Lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase.

7. Mortgage, pledge or hypothecate more than 15% of the Company's total assets, taken at cost.

8. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Company's aggregate holdings in all such securities would exceed 10% of total assets.

9. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

10.  Invest in real estate limited partnerships.

11.  Make short sales of foreign currencies.

12.  Seek short-term trading profits.

13. Make investments in companies for the purpose of exercising control or management.

14. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

15. Purchase securities for investment while borrowings equal to 5% or more of the Fund's assets are outstanding.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


                         INVESTMENT ADVISORY SERVICES
                         ----------------------------

The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold and held. The Adviser is currently the oldest and largest gold manager investing in gold mining shares. The Adviser's team of gold managers and analysts average over 25 years of experience.

AIG Global Investment Corp. ("AIG"), a Delaware Corporation, is sub-adviser to the Asia Dynasty Fund and Asia Infrastructure Fund pursuant to Sub-Investment Advisory Agreements dated March 1, 1993 and May 31, 1994, respectively. Fiduciary International, Inc. ("FII"), a New York Corporation, is sub-adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated October 30, 1993.

The Adviser (and Sub-Adviser) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser (and Sub-Adviser) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser, Sub-Adviser, or its affiliates. The Advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund, Global Income Fund and Gold/Resources Fund pay a fee equal to .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund pay the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser pays the Sub-Adviser a fee of .50 of 1% of average daily net assets. Gold Opportunity Fund and Global Hard Assets each pay the Adviser 1% of average daily net assets. The U.S. Government Money Fund pays a monthly fee at the annual rate of .50 of 1% for the first $500 million of average daily net assets, .40 of 1% on the next $250 million of average daily net assets, and .375 of 1% of the average daily net assets in excess of $750 million.

The Adviser also performs accounting and administrative services for Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services, Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund each pays .25 of 1% of its respective average daily net assets. Gold/Resources Fund and International Investors Gold Fund pay an annual rate of .25 of 1% of the first $750 million of their respective average daily net assets and .20 of 1% of their respective average daily net assets in excess of $750 million.

The net assets of the Funds at December 31, 1995, 1994, and 1993 were approximately: International Investors Gold Fund (Class A) - $___________, $634,808,000 and $706,171,000, respectively; Gold/Resources Fund (Class A) - $___________, $186,091,000 and $211,450,000, respectively; U.S. Government Money
Fund - $__________, $47,078,000 and $31,109,000, respectively; Global Income
Fund (Class A) -  $___________, $137,242,000 and $251,725,000, respectively;
Asia Dynasty Fund (Class A)  $__________, $83,787,000 and $108,661,000,
respectively; Asia Dynasty Fund (Class B) - $__________, $35,024,000 and $26,205,000, respectively; Global Balanced Fund (Class A) - $__________, $13,986,000 and $562,000, respectively; Global Balanced Fund (Class B) - $_________, $5,628,000 and $130,000, respectively. The net assets of the Funds at December 31, 1995 and 1994 were approximately: International Investors Gold Fund (Class C) - $_______ and $430,000 respectively; Asia Infrastructure Fund (Class A) - $______ and $1,038,000 respectively; Global Hard Assets Fund (Class
A) - $_________ and $1,419,000 respectively; and Global Hard Assets Fund (Class
C) - $_______ and $8,000 respectively. Gold Opportunity Fund (Class A) at December 31, 1995 - $_________ respectively; and Gold Opportunity Fund (Class
C) at December 31, 1995 - $_______ respectively.

In 1995, 1994 and 1993, the aggregate remuneration received by the Adviser from International Investors Gold Fund was $_________, $4,792,990 and $4,056,306, respectively; from Gold/Resources Fund was $_________, $1,569,404 and $1,237,378, respectively; from U.S. Government Money Fund was $_______, $316,603 and $164,283, respectively; from Global Income Fund was $_________, $1,312,169 and $2,167,616, respectively; from Asia Dynasty Fund was $_________, $1,011,806 and $243,120, respectively. In 1995 and 1994, the aggregate remuneration received by the Adviser from Global Balanced Fund was $_______ and $127,782, respectively; from Global Hard Assets Fund was $______ and $1,893, respectively; from Asia Infrastructure Fund was $______ and $12,806, respectively. In 1995, the aggregate remuneration received by the Adviser from Gold Opportunity Fund was $______, respectively.

The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser (or Sub-Adviser), membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser or Sub-Adviser.

The Advisory Agreement with respect to Gold Opportunity Fund was approved at a meeting of the Board of Trustees held on December 13, 1994. The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser shall reimburse the Trust for expenses of the Trust in excess of certain expense limitations required by state regulation unless the Trust has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement and Sub-Advisory Agreement, the maximum annual expenses which the Trust may be required to bear, inclusive of the advisory fee (from which the Adviser pays the Sub-Adviser its fee) but exclusive of interest, taxes, brokerage fees, Rule 12b-1 Plan distribution payments and extraordinary items, may not exceed the lowest expense limitation imposed by any state in which the Funds are registered. Currently, only one state imposes such an expense limitation on the Funds. For the purposes of the expense limitations imposed on the Funds by this state, expenses may not exceed: (i) 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. The amount of the advisory fee to be paid to the Adviser each month will be reduced by the amount, if any, by which the annualized expenses of the Funds for that month exceed the foregoing limitations. At the end of the fiscal year, if the aggregate annual expenses of the Funds exceed the amount permissible under the foregoing limitations, then the Adviser and/or Sub-Adviser will be required promptly to reimburse the Funds for the total amount by which expenses exceed the amount of the limitations, not limited (with respect to the Adviser only) to the amount of the fees paid. If aggregate annual expenses are within the limitations, however, any excess amount previously withheld will be paid to the Adviser and/or Sub-Adviser.

The Advisory Agreement and Sub-Advisory Agreement with respect to Global Balanced Fund were approved at a meeting of the Board of Trustees held on October 12, 1993. The Sub-Advisory Agreement with respect to Asia Dynasty Fund was reapproved at a meeting of the Board of Trustees of the Trust held on July 12, 1994. The Advisory Agreement with respect to Gold/Resources Fund and International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. The Advisory Agreements and Sub-Advisory Agreements for Asia Infrastructure Fund was approved and the Advisory Agreements for the other Funds were reapproved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such Agreements or interested persons of any such party at a meeting held on April 18, 1995. The Advisory Agreement was approved by shareholders of the

U.S. Government Money Fund on January 23, 1987; Global Income Fund on April 12, 1988; and Gold/Resources Fund and International Investors Gold Fund on July 25, 1994. The Advisory Agreements and Sub-Investment Advisory Agreements were approved by shareholders of Global Balanced Fund on December 17, 1993 and Asia Dynasty Fund on July 25, 1994. The Advisory Agreement and Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. Van Eck offered the first global mutual fund to U.S. investors in 1955 and offered the first gold fund to U.S. investors in 1968.

                                 THE DISTRIBUTOR
                                 ---------------

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreement with respect to all Funds was reapproved by the action of the Trustees on April 18, 1995.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the following fiscal years ended December 31 (except as noted) after reallowance to dealers as follows:

                                                   Van Eck
                                    Securities     Reallowance to
                                    Corporation    Dealers
                                    -----------    -------
                          1995       $_______        $_________
International             1994        423,706         1,665,173
Investors Gold Fund       1993        485,198         1,851,096

                          1995       $_______        $_________
Gold/Resources Fund       1994        286,592         1,117,992
                          1993        342,459         1,290,246

                          1995       $_______        $_________
Global Income Fund        1994         33,396           136,949
                          1993        337,156         1,517,371

                          1995       $_______        $_________
Asia Dynasty              1994        236,565         1,181,535
Fund             3/22/93-12/31/93     211,110         2,409,342

                          1995       $_______        $_________
Global Balanced           1994         19,768           308,987
Fund            12/20/93-12/31/93          51             5,368

Asia Infra-               1995       $_______        $_________
structure         8/3/94-12/31/94       1,142            36,798
Fund

Global Hard               1995       $_______        $_________
Assets Fund      11/2/94-12/31/94          64            16,554

Gold Opportunity          1995       $_______        $_________
Fund

To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, each of Gold/Resources Fund (Class
A), Global Income Fund (Class A), and U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class
C), Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. The Plan for Asia Dynasty Fund (Class A) is a reimbursement type plan and provides for the payment of carry-over expenses to the Distributor, incurred in one year but payable in a subsequent year(s), up to the maximum for the Fund in any given year. Global Balanced Fund (Class A and Class B), Asia Dynasty Fund (Class B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class C), Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) Plans are compensation type plans with a carry-forward provision which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 1997, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

The Plan was approved with respect to Gold Opportunity Fund by the Trustees of the Trust on December 13, 1994. The Plan was approved with respect to Global Hard Assets Fund by the Trustees of the Trust on October 18, 1994. The Plans were approved, in the case of Asia Infrastructure (Class A) and International Investors Gold Fund (Class C) by the Trustees of the Trust on October 18, 1994. The Plans were reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such Plan on April 18, 1995. The Plan was approved by shareholders of the Gold/Resources Fund (Class A) and U.S. Government Money Fund on January 23, 1987; Global Income Fund on April 12, 1988; Asia Dynasty Fund (Class B) on August 31, 1993; Global Balanced Fund (Class A and B) on December 17, 1993; International Investors Gold Fund (Class C) and Asia Dynasty Fund (Class A) on July 25, 1994. A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE
                     ------------------------------------

The Adviser or the Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's or Sub-Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser and Sub-Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreements with the Trust. The research services provided by broker-dealers can be useful to the Adviser and Sub-Adviser in serving its other clients or clients of the Adviser's or Sub-Adviser's affiliates.

The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund during its respective fiscal year, and the percentages of such amounts paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.

Fund (fiscal year end)                                                       1995
                                                                             % Daily
                                                             Commissions     Quotations    %Fund Sales
International Investors Gold Fund (Class A and C) (12/31)    $               %             %
Gold/Resources Fund (Class A) (12/31)                        $               %             %
Global Income Fund (Class A) (12/31)                         $               %             %
Asia Dynasty Fund (Class A and B) (12/31)                    $               %             %
Global Balanced Fund (Class A and B) (12/31)                 $               %             %
Asia Infrastructure Fund (Class A) (12/31)                   $               %             %
Global Hard Assets Fund (Class A and C) (12/31)              $               %             %
Gold Opportunity Fund (Class A and C)(12/31)                 $               %             %

Fund (fiscal year end)                                                       1994
                                                                             % Daily
                                                             Commissions     Quotations    %Fund Sales
International Investors Gold Fund (Class A and C) (12/31)    $  403,615.77         30.92%       15.24%
Gold/Resources Fund (12/31)                                  $  199,612.85          2.74%        8.75%
Global Income Fund (12/31)                                   $   40,339.75         78.09%          -0-
Asia Dynasty Fund (Class A and B) (12/31)                    $1,011,934.02          2.36%        2.36%
Global Balanced Fund (Class A and B) (12/31)                 $   65,743.63         10.32%        1.28%
Asia Infrastructure Fund (12/31)                             $   57,894.03          4.75%        3.64%
Global Hard Assets Fund (Class A and C) (12/31)              $    2,686.74         78.75%       32.04%

Fund (fiscal year end)                                                       1993
                                                                             % Daily
                                                             Commissions     Quotations    %Fund Sales
International Investors Gold Fund (12/31)                    $  285,945.52         11.49%       13.89%
Gold/Resources Fund (12/31)                                     100,986.32           -0-          -0-
Global Income Fund (12/31)                                       32,000.00           -0-          -0-
Asia Dynasty Fund (Class A and B) (12/31)                       518,223.23         22.80%        0.10%
Global Balanced Fund (Class A and B) (12/31)                           -0-           -0-          -0-

The Trustees periodically review the Adviser's and Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, Sub-Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and Sub-Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser and Sub-Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser or Sub-Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or Sub-Adviser such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Gold/Resources Fund anticipate that their annual portfolio turnover rates will not exceed 100%.

The annual portfolio turnover rate of the Global Balanced Fund, Global Income Fund and Gold Opportunity Fund may exceed 100%. Due to the high rate of turnover the Funds may pay a greater amount in brokerage commissions than a
similar size fund with a lower turnover rate.   The portfolio turnover rates of
all Funds may vary greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

The Adviser and related persons, may from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

                                 TRUSTEES AND OFFICERS
                                 ---------------------

The Trustees and Officers of the Van Eck Funds, their addresses, positions with the Trust and principal occupations during the past five years are set forth below.

Trustees of Van Eck Funds:

*oJOHN C. van ECK, C.F.A. - Chairman of the Board
------------------------

     270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of other affiliated investment companies advised by the Adviser, Van Eck Associates Corporation (investment adviser); Chairman and President, Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace), Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment). Former Director (1986-1992) The Henley Group, Inc. (technology and health).

o#+JEREMY H. BIGGS - Trustee
------------------

     1220 Park Avenue, New York, NY 10128; Trustee of other affiliated investment companies advised by the Adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which serves as sub-advisor to the Global Balanced Fund; Chairman of the Board to all funds of Davis Funds Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

#+RICHARD C. COWELL - Trustee
-------------------

     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of other affiliated investment companies advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-
     1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of
     Executive

     Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co.

oRODGER A. LAWSON - Trustee
-----------------

     330 East 38th Street, New York, New York 10016; Trustee of other affiliated investment companies advised by the Adviser; President, Chief Executive Officer and a Director of the Adviser and Van Eck Securities Corporation; Former Managing Director and Head of Global Private Banking and Mutual Funds, Bankers Trust Company (1992-1994); Former Managing Director, Member of the Management Committee, and President/CEO of Fidelity Investments Retail Group, FMR Corp. (1985-1991); Former Corporate Officer, Member of the Management Committee, and Head of Retail and Institutional Businesses, Dreyfus Corporation (1982-1985).

#+WESLEY G. McCAIN - Trustee
------------------

     144 East 30th Street, New York, New York 10016; Chairman, Towneley Capital Management, Inc., (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Trustee of other affiliated investment companies advised by the Adviser; General Partner, Pharoah Partners, L.P.; President, Millbrook Associates, Inc.; Trustee, Libre Group Trust; Chairman, Eclipse Financial Services, Inc.; Trustee, Peregrine Funds; Former Director, International Investors Incorporated; and Former Secretary and Treasurer, Millbrook Advisers, Inc. (investment adviser) Former Chairman, Finacor, Inc. (financial services).

DAVID J. OLDERMAN - Trustee
-----------------

     40 East 52nd Street, New York, New York 10022; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment Banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

*#RALPH F. PETERS - Trustee
-----------------

     55 Strimples Mill Road, Stockton, New Jersey 08559; Trustee of other affiliated investment companies advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

RICHARD STAMBERGER - Trustee
------------------

     888 17th Street, N.W., Washington, D.C. 20006; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, Inc. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); Trustee, Peregrine Funds; associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

**oFRED M. van ECK - Trustee
------------------

     99 Park Avenue, New York, New York; Private Investor; Trustee of other affiliated investment companies advised by the Adviser; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976) J. H. Whitney & Co. (venture capital).


Officers of the Trust:

HENRY J. BINGHAM - Executive Vice President
----------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President, International Investors Gold Fund series of Van Eck Funds; Executive Vice President of other affiliated investment companies advised by the Adviser; Executive Managing Director of the Adviser; Formerly an officer of the Adviser and affiliated companies; Director and Vice President (1978-1983), United Services Gold Shares, Inc., United Services Group of Funds, Inc. and The Good and Bad Times Fund, Inc. (mutual funds)
     and Growth Research and Management, Inc. (investment adviser).   Formerly
     General Partner and Director of Spencer Trask & Co.

LUCILLE PALERMO
---------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President, Gold/Resources Fund and Gold Opportunity Fund series of Van Eck Funds; Associate Director, Mining Research of the Adviser; Investment Strategist and Analyst with Drexel Burnham Lambert (1979-1989).

MADIS SENNER - Executive Vice President
------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President of Global Income Fund series of Van Eck Funds; Director, Global Fixed Income of the Adviser; Executive Vice President of other affiliated investment companies advised by the Adviser; President of Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. (1989-1992).

***oDEREK van ECK, C.F.A. - Executive Vice President
-------------------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President of Global Hard Assets Fund and Vice President of Global Balanced Fund, Gold Opportunity Fund and Asia Infrastructure Fund series of Van Eck Funds; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Van Eck Securities Corporation.

MICHAEL G. DOORLEY - Vice President
------------------

     99 Park Avenue, New York, New York; Vice President of the Trust, Senior Vice President and Chief Financial Officer of Van Eck Associates Corporation and Van Eck Securities Corporation, Senior Vice President and Chief Financial Officer of other affiliated investment companies advised by the Adviser.

BRUCE J. SMITH - Vice President and Treasurer
--------------

     99 Park Avenue, New York, New York; Vice President and Treasurer of the Trust, Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation; Vice President and Treasurer of other affiliated investment companies advised by the Adviser.

JOSEPH P. DiMAGGIO - Controller
------------------

     99 Park Avenue, New York, New York; Controller of the Trust, Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Accounting Manager, Alliance Capital Management (1985-1993); Controller of other affiliated investment companies advised by the Adviser.

WILLIAM A. TREBILCOCK
---------------------

     99 Park Avenue, New York, New York; Director, Mining Research of Van Eck Associates Corporation; Former Director, Corner Bay Explorations Ltd.; Former Director, Precambrian Explorations Inc. (mining exploration); Former Director and Secretary (1981-1984) of Tioga Land Company, Inc. (oil exploration); Former Director (1984-1987), Lacana Gold Inc. (mining company); Former Director, Royex Gold Mining Corporation (mining company); Former Director, Pez Corona Gold Corporation (a wholly-owned subsidiary of Royex Gold Mining Corporation); Former Director, International Corona Corporation.

THADDEUS M. LESZCZYNSKI - Vice President and Secretary
-----------------------

     99 Park Avenue, New York, New York; Vice President and Secretary of the Trust, Vice President and Secretary of other affiliated investment companies advised by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation and Van Eck Securities Corporation.

SUSAN C. LASHLEY - Vice President
----------------

     99 Park Avenue, New York, New York; Vice President of the Trust, Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

PAUL A. DiPERNA - Assistant Vice President
---------------

     99 Park Avenue, New York, New York; Assistant Vice President of the Trust, Associate Manager, Trading, of Van Eck Associates Corporation; Portfolio Manager of U.S. Government Money Fund series of Van Eck Funds.

-------------------------

o    An "interested person" as defined in the Act.

* Member of Executive Committee - exercises general powers of Board of Trustees between meetings of the Board.

**   Brother of Mr. John C. van Eck.

***  Son of John C. van Eck and nephew of Fred M. van Eck.

#    Member of Nominating Committee.

+ Member of Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

As of April 1, 1996, all officers and Trustees as a group owned the number of shares indicated of each Fund: _______ of International Investors Gold Fund, equal to less than 1% of shares outstanding; ______ shares of Gold/Resources Fund, equal to less than 1% of shares outstanding; _______ shares of U.S. Government Money Fund, equal to approximately 1.5% of shares outstanding; ______ shares of Global Income Fund, equal to less than 1% of shares outstanding; ______ shares of Asia Dynasty Fund, equal to less than 1% of shares outstanding;
______ shares of Global Balanced Fund, equal to approximately 1.9% of shares outstanding; ______ shares of Asia Infrastructure Fund, equal to approximately 2.5% of shares outstanding; ______ shares of Global Hard Assets Fund, equal to approximately 10.5% of shares outstanding and ______ shares of Gold Opportunity Fund, equal to approximately 10.5% of shares outstanding.

At April __, 1996, Mr. John C. van Eck and members of his family owned _______ shares of the U.S. Government Money Fund, which represented approximately ___% of the Fund. Mr. van Eck has agreed to vote his shares in the same proportion as the votes cast by other shareholders of the Fund.

                                 VALUATION OF SHARES
                                 -------------------

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Shares of International Investors Gold Fund-A, Global Income Fund-A, Gold/Resources Fund-A, Global Hard Assets Fund-A, Gold Opportunity Fund-A, Asia Dynasty Fund-A, Asia Infrastructure Fund-A and Global Balanced Fund-A are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S. Government Money Fund are sold without a sales charge. Shares of Asia Dynasty Fund-B, Global Balanced Fund-B, Asia Infrastructure Fund-B, Global Hard Assets Fund-B and Gold Opportunity Fund-B are sold with a contingent deferred sales charge. Shares of International Investors Gold Fund-C, Global Hard Assets Fund-C and Gold Opportunity Fund-C are sold with a redemption fee. Set forth below is an example of the computation of the public offering price for shares of the Global Income Fund-A, International Investors Gold Fund-A, Gold/Resources Fund-A, Gold Opportunity Fund-A, Asia Dynasty Fund-A, Asia Infrastructure Fund-A, Global Hard Assets Fund-A and Global Balanced Fund-A on December 31, 1995 under the then-current maximum sales charge:

                            Gold/        Global Hard   Global      International   Asia        Asia          Global      Gold
                            Resources    Assets        Income      Investors       Dynasty     Infrastruc-   Balanced    Opportunity

                            Fund-A       Fund-A        Fund-A      Gold Fund-A     Fund-A      ture Fund-A   Fund-A      Fund-A
Net asset value and
 repurchase                 $            $             $           $               $           $             $           $
price per share on $.001
 par value capital shares
 outstanding

Maximum sales charge (as
 described in the
 Prospectus)

Maximum offering price per
 share

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

U.S. Government Money Fund
--------------------------

It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.

The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                                 EXCHANGE PRIVILEGE
                                 ------------------

The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange

Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectuses.

                        TAX-SHELTERED RETIREMENT PLANS
                        ------------------------------

The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trusts. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trusts are not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Funds.

Individual Retirement Account and Spousal Individual Retirement Account.  The
-----------------------------------------------------------------------
IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum deductible amount that the individual may contribute annually is the lesser of $2,250 or 100% of such individual's compensation includible in his gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his adjusted gross income exceeds the following levels:
$35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $2,250 IRA deduction is reduced by $225 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $2,250 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Simplified Employee Pension Plan.  A SEP may be utilized by employers to provide
--------------------------------
retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. The maximum amount which may be contributed to a SEP-IRA (for
1993) under a salary reduction agreement is the lesser of $8,994 (as adjusted for cost of living increases) or 15% of compensation.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans.  The Qualified Pension Plan can be utilized by self-
------------------------
employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
-----------------
offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                              INVESTMENT PROGRAMS
                              -------------------

Dividend Reinvestment Plan.  Reinvestments of dividends of the Funds, except for
--------------------------
U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to have
-----------------------
DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B or Class C shares.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on thirty days notice to DST.

Automatic Investment Plan. Investors may arrange under the Automatic Investment
-------------------------
Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to provide
-------------------------
a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks of not less than $50 will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on his investment since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

                                 TAXES
                                 -----

Taxation of the Funds -- In General
-----------------------------------

Each Fund has qualified and intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) short sales of securities; (ii) stock or securities; (iii) options, futures or forward contracts (other than on foreign currencies) or (iv) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution
                                                   -------------
requirement.  To avoid the tax, during each calendar year a Fund must distribute
(i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the 2% balance from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------

Original issue discount.  For federal income tax purposes, debt securities
-----------------------
purchased by a Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at
maturity of a debt obligation over the issue price.   Original issue discount is
treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions  Certain of the Funds' investments may be
--------------------------------
subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions  Under section 988 of the Code, special rules are
-----------------------------
provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under section 988. A Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under section
988. In addition, in certain circumstances, a Fund may elect capital gain or loss for foreign currency transactions. The rules under section 988 may also affect the timing of income recognized by a Fund.

Taxation of the Shareholders
----------------------------

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by a Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from a Fund equal to the fair market value of such share on the payment date.

Except in the case of the U.S. Government Money Fund, distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in a Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Income received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of a Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by that Fund, subject to limitations contained in the Code. When any of Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, International Investors Gold Fund, Gold/Resources Fund or Global Income Fund satisfies this requirement, the Fund will make such an election. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Fund on its foreign investments.

The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of your share of any creditable foreign taxes paid by the Funds.

A Fund may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual Federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

                              REDEMPTIONS IN KIND
                              -------------------

Each Fund elects to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                 PERFORMANCE
                                 -----------

U.S. Government Money Fund
--------------------------

The U.S. Government Money Fund may advertise performance in terms of yield based on a seven day yield or an effective yield.

Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD
RETURN + 1)365/7]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

The seven day yield and seven day effective yield for the U.S. Government Money Fund at March __, 1996 were ___% and ____%, respectively.

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GOLD OPPORTUNITY FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GOLD/RESOURCES FUND, INTERNATIONAL INVESTORS GOLD FUND AND GLOBAL INCOME FUND

--------------------------------------------------------------------------------

The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

--------------------------------------------------------------------------------

          P (1 + T)/n/ = ERV

Where:    P   =  a hypothetical initial payment of $1,000
          T   =  average annual total return
          n   =  number of years
          ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

--------------------------------------------------------------------------------

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Average Annual Total Return for the Period ended December 31, 1995 (after maximum sales charge).


                                      1 Year   5  Years   10 Years   Life
International Investors
Gold Fund (Class A)                         %          %          %      %
International Investors
Gold Fund (Class C)                        -          -          -       %
Gold/Resources Fund (Class A)               %          %         -       %
Gold Opportunity Fund (Class A)            -          -          -       %
Gold Opportunity Fund (Class C)            -          -          -       %
Global Income Fund (Class A)                %          %         -       %
Asia Dynasty Fund (Class A)                 %         -          -       %
Asia Dynasty Fund (Class B)                 %         -          -       %
Global Balanced Fund (Class A)              %         -          -       %
Global Balanced Fund (Class B)              %         -          -       %
Asia Infrastructure Fund (Class A)         -          -          -       %
Global Hard Assets Fund (Class A)          -          -          -       %
Global Hard Assets Fund (Class C)          -          -          -       %

The Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund, Gold Opportunity Fund, Global Hard Assets Fund and International Investors Gold Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

================================================================================

                      YIELD = 2[(A - B / CD + 1)/6/ - 1]

        Where:  A    =  dividends and interest earned during the period
                B    =  expenses accrued for the period (net of reimbursement)

                C    =  the average daily number of shares outstanding during
                        the period that were entitled to receive dividends

                D    =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

================================================================================

The 30-day yield for the 30-days ended March __, 1996 for the Class A shares of the Global Income Fund was ____%.

The Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and International Investors Gold Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

================================================================================

                           [(B - A) / A](100) = ATR

                Where:     A    =  initial investment
                           B    =  value at end of period
                           ATR  =  aggregate total return

================================================================================

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Aggregate Total Return for the period ended December 31, 1995 (after maximum sales charge).

                                      1 Year   5  Years   10 Years   Life
International Investors
Gold Fund (Class A)
                                           %          %          %          %
International Investors
Gold Fund (Class C)

Gold/Resources Fund (Class A)

Gold Opportunity Fund (Class A)            %                                %
Gold Opportunity Fund (Class C)            %                                %
Global Income Fund (Class A)               %          %                     %
Global Balanced Fund (Class A)             %                                %
Global Balanced Fund (Class B)             %                                %
Asia Dynasty Fund (A)                      %          %
Asia Dynasty Fund (B)                      %          %
Asia Infrastructure Fund (Class A)         %                                %
Global Hard Assets Fund (Class A)          %                                %
Global Hard Assets Fund (ClassC)           %                                %

Advertising Performance
-----------------------

As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the S & P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index, Salomon Brothers World Bond Index, Salomon Brothers World Government Bond Index, GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                                 ADDITIONAL INFORMATION
                                 ----------------------

Custodian.   Bankers Trust Company, New York, New York is the custodian of the
---------
Trust's (except for the Asia Infrastructure Fund series) portfolio securities, cash, coins and bullion. State Street Bank and Trust Co., Boston, Massachusetts, is the custodian of the Asia Infrastructure Fund series' portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

Independent Accountants.  Coopers & Lybrand L.L.P., 1301 Avenue of the Americas,
-----------------------
New York, New York  10019, serve as the independent accountants for the Trust.

Counsel.  Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109
-------


                                 FINANCIAL STATEMENTS
                                 --------------------

The financial statements of Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund, Global Balanced Fund, International Investors Gold Fund, Global Income Fund, Gold Opportunity Fund, Gold/Resources Fund and U.S. Government Money Fund for the fiscal year ended December 31, 1995, are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which have been delivered with this Statement of Additional Information and are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                 APPENDIX
                                 --------
PART A.

Corporate Bond Ratings
----------------------

 Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Description of Standard & Poor's Corporation corporate bond ratings;

  AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

 Moody's Investors Service, Inc. describes its preferred stock ratings as:

  aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

  aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b - An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

  ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

  c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

 Standard & Poor's Corporation describes its preferred stock ratings as:

  AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB - An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB,B,CCC - Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings
-----------------------

Description of Moody's short-term debt ratings:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by may of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's short-term debt ratings:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated B are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART B
------

The publications and services from which the Funds will quote performance are:
Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                              PERFORMANCE CHARTS

                      BEST PERFORMING WORLD BOND MARKETS*
                          1986 THROUGH DECEMBER, 1995

           1986  JAPANESE YEN GOVERNMENTS                  40.1%
           1987  U.K. GOVERNMENTS                          46.6%
           1988  AUSTRALIAN GOVERNMENTS                    28.8%
           1989  CANADIAN GOVERNMENTS                      16.2%
           1990  U.K. GOVERNMENTS                          30.9%
           1991  AUSTRALIAN GOVERNMENTS                    23.5%
           1992  JAPANESE YEN GOVERNMENTS                  10.8%
           1993  JAPANESE YEN GOVERNMENTS                  29.1%**
           1994  BELGIAN GOVERNMENTS                       12.22
           1995                                            %

           *in U.S. dollar terms    **(YEAR-TO-DATE THROUGH NOVEMBER)

Source: Salomon Brothers World Government Bond Index, a market capitalization weighted total return index of developed world government bonds with remaining maturities of one year or more.

                  ANNUAL REAL (INFLATION-ADJUSTED) GDP GROWTH
                           (IN LOCAL CURRENCY TERMS)

                                 1988         1989         1990         1991         1992          1993         1994
                                ------       ------       ------       ------       ------        ------       ------

      HONG KONG                   7.5%         2.5%         2.3%         4.0%          5.2%         N/A
      SINGAPORE                  11.0%         9.2%         8.3%         6.5%          5.4%       12.55%
      THAILAND                   11.0%        11.0%        12.2%         7.5%          7.5%         N/A
      MALAYSIA                    8.1%         8.5%         8.5%         8.9%          7.7%       12.23%
      INDONESIA                   5.7%         6.2%         6.5%         6.4%          5.8%       14.28%
      PHILIPPINES                 6.4%         5.8%         5.7%        -1.0%         -.04%        8.49%
      TAIWAN                      7.1%         7.3%         5.2%         7.2%          6.1%         N/A
      SOUTH KOREA                12.2%         6.5%         8.6%         8.3%          5.1%       10.46%
      PEOPLE'S REPUBLIC          11.0%         3.9%         4.5%         7.0%       12.8%*        30.64%
      OF CHINA

           Source:         International Financial Statistics (International Monetary Fund) - 3/95

           GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the applicable country in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and (4) international trade balance from exports.

                                        *AIG Investment Corporation (GNP figure)

                      ASIAN STOCK MARKET TOTAL RETURNS***

The chart below provides returns for the key developing Asian stock markets for the given periods. While these markets can be volatile, the long-term returns may be greater than those achieved by more mature equity markets.

                                                                       5 YR. COMPOUNDED     7 YR. COMPOUNDED
                                                                       AVG. ANNUAL RETURN   AVG. ANNUAL RETUTRN
                1988    1989    1990    1991    1992    1993    1994             12/31/92              12/31/94
               -----   -----   -----   -----   -----   -----   -----   -----------------    -------------------

HONG KONG       22.7%    3.4%    3.7%   42.8%   27.4%  109.9%  -31.0%                22.3%                 19.4%
INDONESIA      227.8%   77.1%    5.2%  -46.4%   -2.1%  102.2%  -27.0%                -4.0%                 24.9%
MALAYSIA        23.9%   52.6%   -9.9%    3.1%   15.7%  107.3%  -20.7%                12.1%                 18.8%
PHILIPPINES      0.0%   62.9%  -47.7%   83.5%   37.1%  121.4%   -8.3%                21.7%                 29.5%
SINGAPORE       30.8%   36.1%  -14.3%   33.8%   -0.8%   71.4%   -4.7%                15.4%                 20.2%
SO. KOREA       94.0%    0.4%  -28.5%  -17.1%    0.0%   29.1%   22.1%                -1.3%                  9.0%
TAIWAN         117.3%   83.5%  -55.4%   11.8%  -24.6%   82.3%   19.7%                -3.9%                 18.4%
THAILAND        41.6%  106.1%  -29.7%   18.1%   30.4%   97.8%  -11.1%                13.7%                 27.7%

Source:     Morgan Stanley & Co. Incorporated

Performance provided in U.S. dollar terms and does not include reinvestment of dividends. Past performance is not necessarily indicative of future results.

***These are unmanaged indices and are not the investment results of the Fund nor are they the results the Fund would have obtained, which may vary from returns of these markets. Value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         MORGAN STANLEY CAPITAL INTERNATIONAL STOCK MARKET INFORMATION
                (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1994

                   1994    1993     1992     1991     1990     1989     1988     1987     1986     1985
                  -----   -----   ------   ------   ------   ------   ------   ------   ------   ------
AUSTRALIA           5.4%   35.2%  -10.82%   33.64%  -17.54%    9.30%   36.40%    9.25%   42.28%   19.56%
AUSTRIA            -6.3%   28.1%  -10.65%  -12.63%    6.33%  103.91%    0.57%    2.23%   34.74%  176.26%
BELGIUM             8.2%   23.5%   -1.47%   13.77%  -10.98%   17.29%   53.63%    7.88%   78.37%   76.61%
CANADA             -3.0%   17.6%  -12.15%   13.08%  -13.00%   24.30%   17.07%   13.91%    9.94%   15.05%
DENMARK             3.8%   32.8%  -28.25%   16.56%   -0.91%   43.94%   52.67%   13.23%    1.24%   60.29%
FINLAND            52.2%   82.7%  -12.96%  -18.07%  -31.66%   -9.63%   13.72%     N/A      N/A      N/A
FRANCE             -5.2%   20.9%    2.81%   17.83%  -13.83%   36.15%   37.87%  -13.81%   78.35%   82.01%
GERMANY             4.7%   35.6%  -10.27%    8.16%   -9.36%   46.26%   20.60%  -24.75%   35.29%  135.19%
HONG KONG         -28.9%  116.7%   32.29%   49.52%    9.17%    8.39%   28.12%   -4.11%   56.11%   51.69%
IRELAND            14.5%   42.4%   12.18%  -16.73%   41.16%   25.09%     N/A      N/A      N/A      N/A
ITALY              11.6%   28.5%  -22.22%   -1.82%  -19.19%   19.42%   11.46%  -21.30%  108.28%  131.74%
JAPAN              21.4%   25.5%  -21.45%    8.92%  -36.10%    1.71%   35.39%   43.03%   99.41%   43.07%
MALAYSIA          -19.9%  110.0%   17.76%    4.95%   -7.91%   55.76%   26.54%     N/A      N/A      N/A
NETHERLANDS        11.7%   35.3%    2.30%   17.80%   -3.19%   35.79%   14.19%    7.07%   40.74%   59.62%

                   1994    1993     1992     1991     1990     1989     1988     1987     1986     1985
                  -----   -----   ------   ------   ------   ------   ------   ------   ------   ------
NEW ZEALAND         8.9%   67.7%   -1.43%   18.26%  -37.67%   11.44%  -13.75%     N/A      N/A      N/A
NORWAY             23.6%   42.0%  -22.69%  -15.50%    0.65%   45.53%   42.40%    5.67%   -2.52%   68.60%
SINGAPORE           6.7%   68.0%    6.28%   24.96%  -11.66%   42.26%   33.32%    2.28%   45.17%  -22.19%
SPAIN              -4.8%   29.8%  -21.87%   15.63%  -13.65%    9.76%   13.53%   36.91%  121.24%   54.75%
SWEDEN             18.3%   37.0%  -14.41%   14.42%  -20.99%   31.79%   48.33%    1.99%   65.59%   56.96%
SWITZERLAND         3.5%   45.8%   17.23%   15.77%   -6.23%   26.21%    6.18%   -9.45%   33.37%  105.72%
UNITED KINGDOM     -1.6%   24.4%   -3.65%   16.02%   10.29%   21.87%    5.95%   35.09%   26.95%   53.02%
USA                 1.1%    9.1%    6.39%   30.07%   -3.15%   30.01%   14.61%    2.91%   16.28%   31.08%

                  MORGAN STANLEY CAPITAL INTERNATIONAL INDEX
                (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1994

                          10 YEAR ANNUAL TOTAL RETURN
                          ---------------------------

                          AUSTRALIA           13.9%
                          AUSTRIA             23.6%
                          BELGIUM             22.4%
                          CANADA               7.7%
                          DENMARK             16.1%
                          FINLAND              N/A
                          FRANCE              20.08%
                          GERMANY             17.6%
                          HONG KONG           31.0%
                          IRELAND              N/A
                          ITALY               14.9%
                          JAPAN               14.5%
                          MALAYSIA             N/A
                          NETHERLANDS         19.4%
                          NEW ZEALAND          N/A
                          NORWAY              12.9%
                          SINGAPORE           15.8%
                          SPAIN               19.5%
                          SWEDEN              18.6%
                          SWITZERLAND         20.0%
                          UNITED KINGDOM      17.9%
                          USA                 13.1%

                           MARKET INDEX DESCRIPTIONS

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,079 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,515 companies listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above 22 countries.

MORGAN STANLEY CAPITAL INTERNATIONAL COMBINED FAR EAST EX-JAPAN FREE INDEX: An arithmetic, market value-weighted average of the performance of companies listed on the stock exchanges of the following countries: Hong Kong, Indonesia, Korea (Korea is included at 20% of its market capitalization in the Combined Free Index), Malaysia, Philippines Free, Singapore Free and Thailand. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above seven countries.

SALOMON BROTHERS WORLD BOND INDEX (US$ TERMS): Measures the total return performance of high quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:
Australian Dollars, Canadian Dollars, European Currency Units, French Francs, Japanese Yen, Netherlands Guilder, Swiss Francs, UK pounds Sterling, US Dollars and German Deutsche Marks. Only high-quality, straight issues are included. The index is calculated on both a weighted basis and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least five years' remaining life.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (US$ TERMS): The WGBI includes the Government bonds markets of the United States, Japan, Germany, France, the United Kingdom, Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden and Austria. Country eligibility is determined based on market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion, Y2.5 trillion and DM30 billion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies this criteria, it will be added at the end of the following quarter. Guidelines by which a market may be excluded from the index have also been established. A market will be excluded if the market capitalization of eligible issues falls below half of all of the entry levels for six consecutive months. Once again, the market will be removed at the end of the following quarter. In addition, market entry barriers are a reason for exclusion despite meeting the size criteria (for example, if a market discourages foreign investor participation).

GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.

                                    PART C

                               OTHER INFORMATION


ITEM 24. Financial Statements and Exhibits
         ---------------------------------

a)       FINANCIAL STATEMENTS and FINANCIAL HIGHLIGHTS

         (1) Financial Statements included in Part A of this Registration
             Statement:

# Financial Highlights for Gold/Resources Fund, U.S. Government Money Fund, Global Income Fund, International Investors Gold Fund, Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund.

         (2) Financial Statements included in Part B of this Registration
             Statement:

# Report of Independent Accountants, Financial Highlights, Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of Gold/Resources Fund, U.S. Government Money Fund, Global Income Fund, International Investors Gold Fund, Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund for the fiscal year ended December 31, 1995 (incorporated by reference to the Annual
         Reports).

b) EXHIBITS (An * denotes inclusion in this filing and /#/ denotes an item to be filed in a subsequent amendment)

         (1) Master Trust Agreement (incorporated by reference from Registration Statement No. 2-97596); Form of First Amendment to Master Trust Agreement (incorporated by reference from Registration Statement No. 2-97596); Form of Second Amendment to Master Trust Agreement (incorporated by reference from Pre-Effective Amendment No. 1); Form of Third Amendment to Master Trust Agreement (incorporated by reference from Post-Effective Amendment No. 1); Form of Fourth Amendment to Master Trust Agreement (incorporated by reference from Post-Effective Amendment No. 3); Form of Sixth Amendment to the Master Trust Agreement, adding International Investors as a series of the Trust and establishing investment limitations therefore, respectively (incorporated by reference from Post Effective Amendment No. 17); Form of Seventh Amendment to Master Trust Agreement, adding Short-Term World Income Fund and International Equities Fund as series of the Trust (Incorporated by reference from Post-Effective Amendment No. 19).

        (1)(a) Form of Amended and Restated Master Trust Agreement (Incorporated by reference from Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C, and changing the name of International Equities Fund to International Growth Fund (Incorporated by reference from Post-Effective Amendment No. 20); Form of second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (Incorporated by reference from Post-effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Global Balanced Fund as a series of the Trust and changing the name of International Investors to International Investors Gold Fund (incorporated by reference from Post-Effective Amendment No. 28); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure

        Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference from Post-effective Amendment No. 35); Form of Sixth Amendment to Amended and Restated Master Trust Agreement (incorporated by reference from Post-effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Global Hard Assets Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 36).


* (1)(b) Eighth Amendment to Amended and Restate Master Trust Agreement adding Aggressive Gold Opportunity Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 37).

        (2) By-laws of Registrant (incorporated by reference from Registration Statement No. 2-97596).

        (3) Not Applicable.

        (4)(a) Form of certificate of shares of beneficial interest of the World Trends Fund (incorporated by reference from Pre-Effective Amendment No.
        1); Forms of certificates of shares of beneficial interest of the Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No. 1); Form of certificate of shares of beneficial interest of the World Income Fund (incorporated by reference from Post-Effective Amendment No. 6). Forms of certificates of shares of beneficial interest of Short-Term World Income Fund-C and International Growth Fund (Incorporated by reference from Post-effective Amendment No. 23); Form of certificate of shares of beneficial interest of Asia Dynasty Fund (incorporated by reference from Post-effective Amendment No. 23); Form of certificate of Class B shares of beneficial interest of Asia Dynasty Fund (incorporated by reference from Post-Effective Amendment No. 26); Form of certificate of Class A and Class B shares of beneficial interest of Global Balanced Fund (incorporated by reference from Post-Effective Amendment No. 26); Form of certificate of Class B shares of beneficial interest of World Income Fund (incorporated by reference from Post-effective Amendment No. 29); Certificate of Class A shares of beneficial interest of World Income Fund; Form of Certificate of Class A and Class B shares of beneficial interest of Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference from Post-Effective Amendment No. 30) and Form of Certificate of Class A and Class C shares of beneficial interest of Global Hard Assets Fund (incorporated by reference from Post-Effective Amendment No.
        33); Form of Certificate of Class A and Class C shares of beneficial interest of Aggressive Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 35).

* (4)(b) Form of certificate of Class B shares of beneficial interest of Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund.

        (4)(c) Instruments defining rights of security holders (See Exhibit
        (1) above).

        (5)(a) Advisory Agreement (incorporated by reference from Post-Effective Amendment No. 1).

        (5)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No.
        1); Letter Agreement to add World Income Fund (incorporated by reference from Post-Effective Amendment No. 6).

        (5)(c) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Asia Dynasty Fund (Incorporated by reference from Post-effective Amendment No. 23).

        (5)(d) Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference from Post-effective Amendment No. 31).

        (5)(e) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference from Post-effective Amendment No. 31) and Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference from Post-effective Amendment No. 34).

        (5)(f) Advisory Agreement between Van Eck Associates Corporation and Global Hard Assets Fund (incorporated by reference from Post-effective Amendment No. 36).

        (5)(g) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

        (5)(h) Sub-Advisory Agreement among AIG Asset Management, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Asia Dynasty Fund (Incorporated by reference from Post-effective Amendment No. 24); Sub-Advisory Agreement among Fiduciary International, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference from Post-effective Amendment No. 27); and Sub-Advisory Agreement among AIG Asset Management, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Asia Infrastructure Fund (incorporated by reference from Post-Effective Amendment No. 30).

        (6)(a) Distribution Agreement (incorporated by reference from Post-Effective Amendment No. 1).

        (6)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No.
        1); Letter Agreement to add World Income Fund (incorporated by reference from Post-Effective Amendment No. 9); Letter Agreement to add Asia Dynasty Fund (Incorporated by reference from Post-effective Amendment No.23).

        (6)(c) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference from Post-effective Amendment No. 31); Letter Agreement to add Gold/Resources Fund-C, International Investors Gold Fund-C, Global SmallCap Fund-C and Asia Infrastructure Fund-C (incorporated by reference from Post-effective Amendment No. 34) and Letter Agreement to add Global Hard Assets Fund (incorporated by reference from Post-effective Amendment No. 36). Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

        (6)(d) Amendment to Form of Selling Group Agreement (incorporated by reference from Post-Effective Amendment No. 9).

        (6)(e) Selling Agency Agreement (incorporated by reference from Post-Effective Amendment No. 12).

        (7) Not Applicable.

        (8)(a) Custodian Agreement (incorporated by reference from Post-Effective Amendment No. 1).

        (8)(a)(1) Form of Custody Agreement between the Van Eck Funds and Bankers Trust Company (Incorporated by reference from Post-Effective Amendment No. 20).

        (8)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No.
        1); Letter Agreement to add World Income Fund (incorporated by reference from Post-Effective Amendment No. 6).

        (9)(a) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. utilized by World Income Fund, and Forms of Procedural Agreement, Customer Agreement and Safe Keeping Agreement with Morgan Stanley & Co. utilized by World Income Fund (incorporated by reference from Post-Effective Amendment No. 9).

        (9)(b) Commodity Customer's Agreement between World Income Fund and Morgan Stanley & Co. (incorporated by reference from Post Effective Amendment No. 10).

        (9)(c) Agreement and Plan of Redomicile and Reorganization between the Trust and International Investors Incorporated respecting the reorganization of International Investors Incorporated into the Trust as its fifth series, International Investors. (incorporated by reference from Post-Effective Amendment No. 17).

        (9)(d) Form of Accounting and Administrative Services Agreement with respect to Asia Dynasty Fund (Incorporated by reference from Post-effective Amendment No. 23).

        (9)(e) Accounting and Administrative Services Agreement with respect to Global Balanced Fund (incorporated by reference from Post-effective Amendment No. 31).

        (9)(f) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference from Post-effective Amendment No. 31) and Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference from Post-effective Amendment no. 34). Letter Agreement to add Global Hard Assets Fund (incorporated by reference from Post-effective Amendment No. 36). Letter Agreement to add Gold Opportunity Fund (incorprated by reference from Post-effective Amendment No. 37).

        (10) Opinion of Goodwin, Procter & Hoar, including consent, with regard to World Trends Fund (incorporated by reference from Pre-Effective Amendment No. 1); Opinion Of Goodwin, Procter & Hoar with regard to Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No. 1); Opinion of Goodwin, Procter & Hoar with regard to World Income Fund (incorporated by reference from Post-Effective Amendment No. 7); Opinion of Goodwin, Procter & Hoar and consent with regard to International Investors (incorporated by reference from Post-Effective Amendment No. 17); Opinion of Goodwin, Procter and Hoar with regard to Asia Dynasty Fund (incorporated by reference from Post-effective Amendment No. 24); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class B shares of Asia Dynasty Fund and with respect to the issuance of Class A and Class B shares of Global Balanced Fund (incorporated by reference from Post-effective Amendment No. 27); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class A and Class B shares of Asia Infrastructure Fund and Global SmallCap Fund (incorporated by reference from Post-effective Amendment No. 31) and Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Global Hard Assets Fund (incorporated by reference from Post-effective Amendment No. 36). Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

# (10)(a) Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class B shares of Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund

#       (11) Consents of Deloitte & Touche LLP and Coopers & Lybrand L.L.P.

        (12) Not Applicable.

        (13) Not Applicable.

        (14)(a) Forms of prototype "Keogh" and 403(b)(7) Plans utilized by registrant (incorporated by reference from Post-Effective Amendment No.
        10).

        (14)(b) Registrant's revised form of IRA Plan (incorporated by reference from Post-Effective Amendment No. 10).

        (14)(c) Registrant's form of Simplified Employee Plan (incorporated by reference from Post-Effective Amendment No. 10).

        (14)(d) Amendments to the Retirement Plan for Self-Employed Individuals, Partnerships and Corporation using shares of Van Eck Funds and International Investors Incorporated; Profit Sharing Plan Adoption Agreement. (incorporated by reference from Post-Effective Amendment No.
        14).

        (15) Plan of Distribution with respect to International Growth Fund and Asia Dynasty Fund Incorporated by reference form Post-effective Amendment No. 23). Form of Plan of Distribution with respect to Class B shares of Asia Dynasty Fund (Incorporated by reference from Post-effective Amendment No. 25).

        (15)(a) Form of Plan of Distribution with respect to Global Balanced Fund (Class A and B) and World Income Fund (Class B) (incorporated by reference from Post-Effective Amendment No. 26).

        (15)(b) Letter Agreement to add Global SmallCap Fund (Class A) and Asia Infrastructure Fund (Class A) (incorporated by reference from Post-effective Amendment No. 31) and Letter Agreement to add Global Hard Assets Fund (Class A) (incorporated by reference from Post-effective Amendment No. 36). Form of Letter Agreement to add Gold Opportunity Fund (Class A) (incorporated by reference from Post-effective Amendment No.
        37).

        (15)(c) Form of Plan of Distribution with respect to Gold/Resources Fund (Class C), International Investors Gold Fund (Class C), Global SmallCap Fund (Class C) and Asia Infrastructure Fund (Class C) (incorporated by reference from Post-effective Amendment No. 34). Letter Agreement to add Global Hard Assets Fund (Class C) (incorporated by reference from Post-effective Amendment No. 37). Form of Letter Agreement to add Gold Opportunity Fund (Class C) (incorporated by reference from Post-effective Amendment No. 37).

* (15)(d) Form of Plan of Distribution with respect to Asia Infrastructure Fund (Class B), Global Hard Assets Fund (Class B) and Gold Opportunity Fund (Class B).

        (16) Not applicable.

        (17) Power of Attorney (incorporated by reference from Post-Effective Amendment No. 5).

ITEM 25. Persons controlled by or under common control with Registrant
         -------------------------------------------------------------

        Not Applicable.

ITEM 26. Number of Holders of Securities
         -------------------------------

Set forth below are the number of record holders, as of February 2, 1996, of each class of securities of the Registrant:

Class and Title                                    Number of Record Holders
---------------                                    ------------------------
Gold/Resources Fund (Class A)                               18,679
U.S. Government Money Fund                                   1,849
Global Income Fund (Class A)                                 6,856
International Investors Gold Fund (Class A)                 53,503
International Investors Gold Fund (Class C)                    119
Asia Dynasty Fund (Class A)                                  4,699
Asia Dynasty Fund (Class B)                                  1,470
Global Balanced Fund (Class A)                               3,192
Global Balanced Fund (Class B)                                 390
Asia Infrastructure Fund (Class A)                             123
Global Hard Assets Fund (Class A)                              275
Global Hard Assets Fund (Class C)                               31
Gold Opportunity Fund (Class A)                                231
Gold Opportunity Fund (Class C)                                 24

ITEM 27. Indemnification
         ---------------

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. Business and other Connections of Investment Adviser
         ----------------------------------------------------

Reference is made to the caption "Management" in the Prospectus and to the captions "The Distributor" and "Trustees and Officers" in the Statement of Additional Information.

ITEM 29.  Principal Underwriters
          ----------------------

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

Name and Principal          Position and Offices          Position and Office
Business Address              with Underwriter              with Registrant
------------------      ---------------------------     -----------------------
John C. van Eck         Chairman                        Chairman and
99 Park Avenue                                          President
New York, NY  10016

Sigrid S. van Eck       Director, V.P. and              None
270 River Road          Assistant Treasurer
Briarcliff Manor, NY

Fred M. van Eck         Director                        Trustee
99 Park Avenue
New York, NY  10016

Derek van Eck           Director                        Executive V.P.
99 Park Avenue
New York, NY  10016

Jan van Eck             Director and                    None
99 Park Avenue          Executive Vice President
New York, NY  10016

Rodger A. Lawson        President and Chief Executive   Trustee
99 Park Avenue          Officer
New York, NY  10016

Michael G. Doorley      Senior Vice President, Chief    Vice President
99 Park Avenue          Financial Officer, Treasurer
New York, NY  10016     and Controller

Thaddeus Leszczynski    Vice President                  Vice President/Secretary
99 Park Avenue          General Counsel and Secretary
New York, NY  10016

Stephen Ilnitzki        Chief Operating Officer         None
99 Park Avenue
New York, New York

Bruce J. Smith          Senior Managing Director,       Vice President and
99 Park Avenue          Portfolio Accounting            Treasurer
New York, NY  10016

Joseph P. DiMaggio      None                            Controller
99 Park Avenue
New York, NY

Keith Fletcher          Senior Managing Director,       None
99 Park Avenue          Marketing
New York, NY  10016

Tom Keffer              Senior Managing Director        None
99 Park Avenue
New York, New York

Susan C. Lashley        Managing Director, Operations   Vice President
99 Park Avenue
New York, NY  10016

Robin Kunhardt          Director, Product Management    None
99 Park Avenue
New York, NY 10016

(c) Not Applicable

Item 30. Location of Accounts and Records
         --------------------------------

The following table sets forth information as to the location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder.

Accounts, books and
documents listed by
reference to specific
subsection of 17 CFR 270 31a-1           Person in Possession and
to 31a-3                                 Address
------------------------------           ------------------------
31a-1(b)(1)                              Bruce J. Smith
Van Eck Funds                            99 Park Avenue
                                         New York, NY 10016

31a-1(b)(2)(i)                           Bruce J. Smith
Van Eck Funds                            99 Park Avenue
                                         New York, NY 10016

31a-1(b)(2)(ii)                          Bruce J. Smith
Van Eck Funds                            99 Park Avenue
                                         New York, NY 10016

31a-1(b)(2)(iii)                         Bruce J. Smith
Van Eck Funds                            99 Park Avenue
                                         New York, NY 10016

31a-1(b)(2)(iv)                          DST Systems, Inc.
                                         21 West Tenth Street
                                         Kansas City, Missouri 64105

31a-1(b)(3)                              Not Applicable

31a-1(b)(4)                              Thaddeus Leszczynski
Van Eck Funds                            99 Park Avenue
                                         New York, NY 10016

31a-1(b)(5)                              AIG Investment Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

31a-1(b)(6)                              Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, NY 10016

31a-1(b)(7)                              Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, NY 10016

31a-1(b)(8)                              Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, NY  10016

31a-1(b)(9)                              AIG Investment
                                         Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

31a-1(b)(10)                             AIG Investment Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

31a-1(b)(11)                             AIG Investment Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

31a-1(b)(12)                             AIG Investment Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

                                         Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, NY 10016

31a-1(c)                                 Not Applicable

31a-1(d)                                 Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, NY 10016

31a-1(e)                                 Not Applicable

31a-1(f)                                 Michael G. Doorley
                                         Van Eck Associates Corporation
                                         99 Park Avenue
                                         New York, NY  10016

31a-2(a)(1)                              Bruce J. Smith
                                         Van Eck Funds
                                         99 Park Avenue
                                         New York, New York 10016

                                         DST Systems, Inc.
                                         21 West Tenth Street
                                         Kansas City, Missouri 64105

                                         AIG Investment Corp (Asia) Ltd.
                                         A.I.A. Building
                                         1 Stubbs Road
                                         Wanchai, Hong Kong

                                         Fiduciary International, Inc.
                                         Two World Trade Center
                                         New York, New York 10048

31a-2(b)                                 Not Applicable

31a-2(c)                                 Bruce J. Smith
                                         Van Eck Securities Corporation
                                         99 Park Avenue
                                         New York, NY  10016

31a-2(d)                                 Not Applicable

31a-2(e)                                 Michael G. Doorley
                                         Van Eck Associates Corporation
                                         99 Park Avenue
                                         New York, NY  10016

31a-3                                    Not Applicable


Item 31. Management Services
         -------------------

None

Item 32. Undertakings
         ------------
            None

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a)(1) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New
York, on the 22nd  day of   February, 1996.


                                    VAN ECK FUNDS


                                    By:
                                        ----------------------------------
                                        John C. van Eck, President and CEO


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                           Title                          Date


-------------------------    President, Chairman                   /  /
John C. van Eck              and Chief Exec. Officer


-------------------------    Vice President and                    /  /
Bruce J. Smith               Treasurer


/s/ Jeremy Biggs*
-------------------------    Trustee                               /  /
Jeremy Biggs


/s/ Richard Cowell*
-------------------------    Trustee                               /  /
Richard Cowell


/s/ Wesley G. McCain*
-------------------------    Trustee                               /  /
Wesley G. McCain


/s/ Ralph F. Peters*
-------------------------    Trustee                               /  /
Ralph F. Peters


/s/ Rodger A. Lawson*
-------------------------    Trustee                               /  /
Rodger A. Lawson


/s/ David J. Olderman*
-------------------------    Trustee                               /  /
David J. Olderman

/s/ Richard Stamberger*
-------------------------    Trustee                               /  /
Richard Stamberger


/s/ Fred M. van Eck*
-------------------------    Trustee                               /  /
Fred M. van Eck




_________________________
*Executed on behalf of Trustee by John C. van Eck, attorney-in-fact.